UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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NOVATION COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOVATION COMPANIES, INC.
2114 Central Street, Suite 600
Kansas City, MO 64108
(816) 237-7000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:
You are cordially invited to attend the annual meeting of shareholders of Novation Companies, Inc., a Maryland corporation (the “Company”), to be held on Tuesday, July 21, 2015 at 10:00 am, Central Time, at the Hilton President Kansas City, 1329 Baltimore, Kansas City, Missouri 64105 for the following purposes:

1.
To elect two Class I directors to serve until the annual meeting of shareholders to be held in 2018 and until their successors are elected and qualify and one Class II director to serve until the annual meeting of shareholders to be held in 2016 and until his or her successor is elected and qualifies;

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To hold an advisory vote on the compensation of the Company’s named executive officers;

4.	To approve and adopt the Company’s 2015 Incentive Stock Plan;

5.	To approve an amendment to the Company’s Articles of Amendment and Restatement designed to protect the tax benefits of the Company’s net operating loss carryforwards;

6.	To ratify the Company’s NOL Rights Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards and approve an extension of its term; and

7.	To transact such other business as may properly come before the annual meeting and any postponement or adjournment thereof.
The Company’s Board of Directors intends to present Art N. Burtscher and Robert G. Pearse as nominees for election to the Board of Directors as Class I directors and Jeffrey E. Eberwein as nominee for election to the Board of Directors as a Class II director. The Board of Directors has fixed the close of business on May 26, 2015 as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on July 21, 2015: The proxy statement and the Company’s annual report to shareholders are available electronically at www.proxyvote.com.

By Order of the Board of Directors
/s/ W. Lance Anderson
W. Lance Anderson
Chairman of the Board and Chief Executive Officer

Kansas City, Missouri
June 1, 2015

YOUR VOTE IS IMPORTANT
PLEASE PROMPTLY AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET AS INSTRUCTED ON THE NOTICE OF INTERNET AVAILABILITY.
IF YOU RECEIVED THE PROXY MATERIALS BY PAPER DELIVERY, PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
YOUR VOTE IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.
IF YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

TABLE OF CONTENTS

Page

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	2
GENERAL INFORMATION	4
PROPOSAL 1 – ELECTION OF CLASS I AND CLASS II DIRECTORS	8
CORPORATE GOVERNANCE AND RELATED MATTERS	12
AUDIT COMMITTEE REPORT	19
EXECUTIVE OFFICERS	20
EXECUTIVE COMPENSATION	21
BENEFICIAL OWNERSHIP	38
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	39
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PARTIES; RELATED PARTY TRANSACTIONS	39
PROPOSAL 2 – RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
PROPOSAL 3 – ADVISORY VOTE ON THE APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	42
PROPOSAL 4 – APPROVE AND ADOPT THE COMPANY’S 2015 INCENTIVE STOCK PLAN	43
BACKGROUND TO NOL PROTECTION PROPOSALS (PROPOSALS NOS. 5 AND 6)	56
PROPOSAL 5 - APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY’S ARTICLES OF AMENDMENT AND RESTATEMENT DESIGNED TO PROTECT THE TAX BENEFITS OF THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS	58
PROPOSAL 6 - RATIFY THE COMPANY’S NOL RIGHTS PLAN DESIGNED TO PROTECT THE TAX BENEFITS OF THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS AND APPROVE AN EXTENSION OF ITS TERM	63
CERTAIN CONSIDERATIONS RELATED TO THE PROTECTIVE AMENDMENT AND THE NOL RIGHTS PLAN	66
OTHER BUSINESS	68
SHAREHOLDER PROPOSALS OR NOMINATIONS - 2016 ANNUAL MEETING	68
ADDITIONAL INFORMATION	70
APPENDIX A - NOVATION COMPANIES, INC. 2015 INCENTIVE STOCK PLAN	A-1
APPENDIX B - ARTICLES OF AMENDMENT AND RESTATEMENT	B-1
APPENDIX C - NOL RIGHTS PLAN	C-1

NOVATION COMPANIES, INC.
2114 Central Street, Suite 600
Kansas City, MO 64108
(816) 237-7000

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 21, 2015

The Board of Directors of Novation Companies, Inc., a Maryland corporation (the “Company”), is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, July 21, 2015 at 10:00 am, Central Time, at the Hilton President Kansas City, 1329 Baltimore, Kansas City, Missouri 64105.
The proxy materials are being furnished primarily via the Internet, instead of mailing printed copies of those materials to each shareholder, which expedites your receipt of materials, lowers our expenses and conserves natural resources. On or about June 1, 2015, the Company mailed to its shareholders of record a notice of internet availability of proxy materials containing their control number, instructions on how to access the Company proxy statement and the annual report through the Internet and how to vote through the Internet. The notice also included instructions on how to receive such materials, at no charge, by paper delivery (along with a proxy card) or by e-mail. Beneficial owners receive a similar notice from their broker, bank or other nominee. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the notice.
GENERAL INFORMATION
Attending the Annual Meeting
You can attend the annual meeting in person or by proxy.
Attending in Person: The annual meeting will be held at the Hilton President Kansas City, 1329 Baltimore, Kansas City, Missouri 64105. You will need to present photo identification, such as a driver’s license, and proof of stock ownership as of the record date in order to be allowed into the meeting.
Attending by Proxy: Please see “Voting of Proxies” below.
Record Date and Voting Rights
Holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on May 26, 2015, the record date, are entitled to notice of, and to vote at the annual meeting. On that date, 91,479,519 shares of Common Stock were outstanding. Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the record date.
Voting of Proxies
If you are not planning on attending the annual meeting to vote your shares in person, your shares of Common Stock cannot be voted until either a signed proxy card is returned to the Company or voting instructions are submitted by using the Internet or by calling a specifically designated telephone number. Specific instructions for shareholders of record who wish to use the Internet or telephone voting procedures are set forth on the notice of internet availability of proxy materials and on the proxy card.

Shares of stock represented by properly executed proxies received in time for the annual meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy:

•	shares will be voted FOR the election of the nominees named in this Proxy Statement as Class I and Class II directors;

•	shares will be voted FOR the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	shares will be voted FOR the advisory vote to approve the compensation paid to the Company’s named executive officers;

•	shares will be voted FOR the Company’s 2015 Incentive Stock Plan;

•	shares will be voted FOR the amendment to the Company’s Articles of Amendment and Restatement designed to protect the tax benefits of the Company’s net operating loss carryforwards; and

•
shares will be voted FOR the ratification of the Company’s NOL Rights Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards and the approval of an extension of its term.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. If any other matter that the management and Board of Directors are not now aware is properly presented to the shareholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.
Revocability of Proxy
The giving of the proxy does not preclude the right to vote in person when attending the annual meeting in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Corporate Secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.
Solicitation of Proxies
The costs of this solicitation by the Board of Directors will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone, facsimile transmission and electronic mail. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.
Broker Non-Votes
If the shares you own are held in “street name” by a bank, brokerage firm or other nominee, your nominee, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your nominee provides to you. If you do not give instructions to your nominee, your nominee will determine whether it has discretionary authority to vote your shares. Applicable regulations prohibit nominees from voting shares on non-routine matters unless the beneficial owners indicate how the shares are to be voted. Therefore, unless you instruct your nominee on how to vote your shares with respect to the election of directors, the say-on-pay advisory vote, the approval of the Company’s 2015 Incentive Stock Plan, the approval of the amendment to the Company’s

Articles of Amendment and Restatement, and the ratification and extension of the Company’s NOL Shareholder Rights Plan, your nominee will be prohibited from voting on such matters on your behalf. As such, it is critical that you cast your vote if you want it to count in the election of directors, the say-on-pay advisory vote, the approval of the Company’s 2015 Incentive Stock Plan, the approval of the amendment to the Company’s Articles of Amendment and Restatement, and the ratification and extension of the Company’s NOL Shareholder Rights Plan at the annual meeting. Your nominee will, however, continue to have discretionary authority to vote uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.
Votes Required for Approval of Proposals
The presence, in person or by proxy, of shareholders entitled to cast a majority of all of the votes entitled to be cast constitutes a quorum for the transaction of business at the annual meeting. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
Proposal 1: The vote of a plurality of all of the votes cast at the annual meeting (at which a quorum is present) is required for the election of the Class I and Class II directors. For purposes of the election of the Class I and Class II directors, broker non-votes and abstentions will be excluded entirely and will have no effect on the result of the vote.
Proposal 2: The affirmative vote of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the annual meeting (at which a quorum is present), is required for ratification of the independent registered public accounting firm. Abstentions with respect to the vote on the ratification of the independent registered public accounting firm will have the same effect as a vote against the proposal. Broker non-votes will be excluded entirely and will have no effect on the result of the vote.
Proposal 3: The affirmative vote of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the annual meeting (at which a quorum is present), is required for approval of the advisory vote on executive compensation. Abstentions with respect to the advisory vote on executive compensation will have the same effect as a vote against the proposal. Broker non-votes will be excluded entirely and will have no effect on the result of the vote.
Proposal 4: The affirmative vote of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the annual meeting (at which a quorum is present), is required for approval of the Company’s 2015 Incentive Stock Plan. Abstentions with respect to this Proposal 4 will have the same effect as a vote against the proposal. Broker non-votes will be excluded entirely and will have no effect on the result of the vote.
Proposal 5: The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Company’s Articles of Amendment and Restatement designed to protect the tax benefits of the Company’s net operating loss carryforwards. Abstentions and broker non-votes with respect to this Proposal 5 will have the same effect as a vote against the proposal.
Proposal 6: The affirmative vote of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the annual meeting (at which a quorum is present), is required for ratification of the Company’s NOL Rights Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards and approval of an extension of its term. Abstentions with respect to this Proposal 6 will have the same effect as a vote against the proposal. Broker non-votes will be excluded entirely and will have no effect on the result of the vote.

Appraisal Rights and the Right to Petition for Fair Value
The holders of Common Stock will not have appraisal rights, or any contract right to petition for fair value, with respect to any matter to be acted upon at the annual meeting. The Company will not independently provide such a right.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 21, 2015:
This Proxy Statement and our annual report to shareholders are also available to you at http://www.novationcompanies.com/investors/financials and at www.proxyvote.com.

PROPOSAL 1 - ELECTION OF CLASS I AND CLASS II DIRECTORS
The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with one class standing for election at the annual meeting of shareholders each year. A director elected by shareholders shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualifies, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Two Class I directors and one Class II director will be elected at this year’s annual meeting. The terms of the Class I directors will expire upon the 2018 annual meeting. The term of the Class II director will expire at the 2016 annual meeting. The nominees for Class I directors are Art N. Burtscher and Robert G. Pearse. The nominee for Class II director is Jeffrey E. Eberwein.
The proxy holders intend to vote all proxies received by them in the accompanying form for Messrs. Burtscher, Pearse and Eberwein unless otherwise specified by the shareholder. In the event that either Mr. Burtscher or Mr. Pearse is unable to serve as a Class I director at the time of the annual meeting, or Mr. Eberwein is unable to serve as a Class II director at the time of the annual meeting, the proxies will be voted for the nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for Messrs. Burtscher, Pearse and Eberwein and against any other nominee. Each nominee has agreed to serve as a director if elected, and as of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable to serve as director. The election to the Board of Directors of the nominees identified in the proxy statement will require a plurality of all votes cast at the annual meeting, meaning that the nominees who receive the highest number of votes will be elected.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES IDENTIFIED BELOW.

Name	Board Position
Art N. Burtscher	Class I Director
Robert G. Pearse	Class I Director
Jeffrey E. Eberwein	Class II Director

Nominees and Directors
Set forth below is certain information regarding each nominee for director and continuing director of the Company. The information presented includes information provided to the Company by each nominee and director including such person’s name, age, principal occupation and business experience for at least the past five years, the names of other publicly-held companies of which such person currently serves as a director or has served as a director during the past five years and the year in which the nominee first became a director of the Company.
In addition to the information presented below regarding the specific experience, qualifications, attributes and skills of each nominee and director that led the Board of Directors to the conclusion that such person should serve as a director, the Board of Directors also believes that all of the nominees and directors have a reputation for high personal and professional ethics, integrity, values and character. Each nominee and director brings a strong and unique background and set of skills to the Board of Directors giving the Board of Directors as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, law and regulation, accounting and finance, and risk assessment. They have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and the Board of Directors. Each nominee and director is committed to achieving, monitoring and improving on the Company’s business strategy.
Class I Nominees - Terms Expiring 2018
Art N. Burtscher, age 64, has been a member of the Board since 2001. Since 2004, Mr. Burtscher has been Chairman of McCarthy Group Advisors, L.L.C., an Omaha, Nebraska, investment advisory firm. McCarthy Group Advisors was acquired by Westwood Holdings Group, Inc. in November 2010. Mr. Burtscher remains with Westwood Holdings Group, Inc. as a director and President of the Western Region. From 2000 to 2004, he was President of McCarthy Group Asset Management. From 1988 to 2000, Mr. Burtscher served as President and Chief Executive Officer of Great Western Bank in Omaha, Nebraska. Mr. Burtscher also serves on the board of directors of NIC, Inc., an Overland Park, Kansas eGovernment service provider, is its lead independent director and is the chairman of its audit committee. Additionally, Mr. Burtscher serves on the boards of directors and audit committees of The Durham Museum and Nebraska Methodist Hospital and on the boards of directors of American National Bank, SilverStone Group, Jet Linx and the United Way of the Midlands Foundation. He is also a trustee for DLR Group.
The Board believes that Mr. Burtscher’s qualifications to serve on the Board include his experience in the financial services industry, his extensive knowledge of financial, business and investment matters and his service on several boards of directors. If elected at the 2015 Annual Meeting of Shareholders, Mr. Burtscher’s term on the Board will expire in 2018.
Robert G. Pearse, age 55, has been a member of the Board since April 2015. Mr. Pearse currently serves as a Managing Partner at Yucatan Rock Ventures, where he specializes in technology investments and consulting, and has served in that position since August 2012. Mr. Pearse serves as a director for Aviat Networks, Inc (NASDAQ:AVNW) and member of the Compensation Committee and Nominating & Governance Committee since January 2015. Mr. Pearse serves as a director for Crossroads Systems, Inc (NASDAQ:CRDS), Chairman of the Compensation Committee, and member of the Audit Committee and Nominating & Governance Committee since July 2013. From 2005 to 2012, Mr. Pearse served as vice president of Strategy and Market Development at NetApp, Inc. (NASDAQ:NTAP) (“NetApp”), a computer storage and data management company. Mr. Pearse played an influential role leading NetApp’s growth strategy, which drove the firm to become a Fortune 500 company during his tenure. From 1987 to 2004, Mr. Pearse held leadership positions at Hewlett-Packard, most recently as the vice president of Strategy and Corporate Development from 2001 to 2004 focusing on business strategy, business development and acquisitions. Mr. Pearse’s professional experience also includes positions at PricewaterhouseCoopers LLP, Eastman Chemical Company (NYSE:EMN), and General Motors Company (NYSE:GM). Mr. Pearse earned a Master of Business Administration degree from the Stanford Graduate School of Business in 1986, and a Bachelor of Science degree in Mechanical Engineering from the Georgia Institute of Technology in 1982.
The Board believes Mr. Pearse’s qualifications to serve on the Board include his extensive business development and financial expertise and his extensive background in the technology sector. If elected at the 2015 Annual Meeting of Shareholders, Mr. Pearse’s term on the Board will expire in 2018.
Class II Nominee - Term Expiring 2016
Jeffrey E. Eberwein, age 44, has been a member of the Board since April 2015. Mr. Eberwein has 23 years of Wall Street experience and is the Founder and CEO of Lone Star Value Management, LLC, an investment firm. Prior to founding Lone Star Value Management, LLC in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein serves as Chairman of the Board of Digirad Corporation, a NASDAQ-listed medical imaging company where he serves on the compensation and strategic advisory committees. Mr. Eberwein has been a director and chairman of the board of directors of Crossroads Systems, Inc., a NASDAQ-listed data storage company, since 2013 and is a member of its compensation and corporate governance committee and until April 2014 chaired its audit committee. Mr. Eberwein also serves as Chairman of the Board of ATRM Holdings, Inc., a NASDAQ-listed modular building company where he serves on the compensation, as well as the nominating and corporate governance committees. Additionally, Mr. Eberwein serves on the Board of Hudson Global, Inc., a NASDAQ-listed global recruitment company, where he chairs the corporate governance and nominating committee and previously served on the audit committee. Mr. Eberwein, from May 2012 to May 2013, served on the Board of Directors of Goldfield Corporation, a NYSE MKT-listed company in the electrical construction industry, where he served on the audit committee. From December 2012 until a sale to a private equity firm was completed in June 2014, Mr. Eberwein served on the Board of Directors of NTS, Inc., a NYSE MKT-listed broadband services and telecommunications company, where he served on the compensation and corporate governance committees. Mr. Eberwein also served on the Board of Directors of On Track Innovations Ltd., a NASDAQ-listed smart card company, from December 2012 to March 2014, where he served as Chairman of the compensation committee and on the audit committee. Mr. Eberwein served on the Board of Hope for New York, a 501(c)(3) organization dedicated to serving the poor in New York City from 2011 until 2014, where he was Treasurer and on the Executive Committee. Mr. Eberwein earned an MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin.
The Board believes that Mr. Eberwein’s qualifications to serve on the Board include his expertise in finance and experience in the investment community. If elected at the 2015 Annual Meeting of Shareholders, Mr. Eberwein’s term will expire in 2016.
Class I Director - Term Expiring 2015
Edward W. Mehrer, age 76, has been a member of the Board since 1996. Mr. Mehrer served as Interim President & Chief Executive Officer of Cydex, Inc., a pharmaceutical company based in Overland Park, Kansas, from November 2002 through June 2003, and as its Chief Financial Officer from November 1996 through December 2003. Prior to joining Cydex, Mr. Mehrer was associated with Hoechst Marion Roussel, formerly Marion Merrell Dow, Inc., an international pharmaceutical company (“Marion”). From December 1991 to December 1995, he served as Executive Vice President and Chief Financial and Administrative Officer of Marion and a director and member of its executive committee. From 1976 to 1986, Mr. Mehrer was a partner with the public accounting firm of Peat, Marwick, Mitchell & Co., a predecessor firm to KPMG LLP, in Kansas City, Missouri. Mr. Mehrer’s term on the Board will expire in 2015.
Mr. Mehrer informed the Board that he will not seek reelection at the 2015 Annual Meeting of the Shareholders.
Class II Directors - Terms Expiring 2016
W. Lance Anderson, age 55, is a co-founder and the current Chairman of the Board and Chief Executive Officer of the Company. He took over as Chairman and CEO in January 2008. Prior to that Mr. Anderson was President and Chief Operating Officer and has been a member of the Board since 1996. Prior to joining Novation, Mr. Anderson served as Executive Vice President of Dynex Capital, Inc., a New York Stock Exchange listed real estate investment trust (“Dynex”). In addition, Mr. Anderson was President and Chief Executive Officer of Dynex’s single-family mortgage operation, Saxon Mortgage. He had been at Dynex since 1989.

The Board believes Mr. Anderson’s qualifications to sit on the Board and serve as its Chairman include his extensive executive and operational experience and his detailed knowledge, as an executive officer, of the Company and its development. Mr. Anderson’s term on the Board will expire in 2016.
Gregory T. Barmore, age 73, has served on the Board since 1996. In 1997, he retired as Chairman of the Board of GE Capital Mortgage Corporation (“GECMC”), a subsidiary of General Electric Capital Corporation (GE Capital). He was responsible for overseeing the strategic development of GECMC’s residential real estate-affiliated financial business, including mortgage insurance, mortgage services and mortgage funding. Prior to joining GECMC in 1986, Mr. Barmore was Chief Financial Officer of Employers Reinsurance Corporation (“ERC”), one of the nation’s largest property and casualty reinsurance companies and also a subsidiary of GE Capital. Mr. Barmore also serves on the board of directors of A. Schulman, Inc., where he chairs the compensation committee and is a member of audit and executive committees. Mr. Barmore is also a director at Harbor Technologies, LLC, and Therma-Hexx Corporation.
The Board believes that Mr. Barmore’s qualifications to serve on the Board include his executive level experience, financial expertise, and service on several boards of directors. Mr. Barmore’s term on the Board will expire in 2016.
Class III Directors - Terms Expiring 2017
Howard M. Amster, age 67, is an owner and operator of multiple real estate investments. Since March 1998, Mr. Amster has served as President of Pleasant Lake Apts. Corp., the corporate general partner of Pleasant Lake Apts. Limited Partnership. Mr. Amster also serves as a director of Maple Leaf Financial, Inc., the holding company for Geauga Savings Bank, and newAX, Inc. (formerly Astrex, Inc.) and since 2000, has served as a Principal with Ramat Securities Ltd., a securities brokerage firm. From 1992 to 2000, Mr. Amster was an investment consultant with First Union Securities (formerly EVEREN Securities and formerly Kemper Securities). Mr. Amster has been a member of the Board since 2009.
The Board believes Mr. Amster’s qualifications to serve on the Board include his investment experience and his service on several boards of directors. Mr. Amster’s term on the Board will expire in 2017.
Barry A. Igdaloff, age 60, has served as the sole proprietor of Rose Capital, a registered investment advisor in Columbus, Ohio, since 1995. Mr. Igdaloff has been a director of Dynex Capital, Inc. since 2000, and is chairman of its audit committee and a member of its nominating and corporate governance committee. Previously, Mr. Igdaloff was a director of Guest Supply, Inc. prior to its acquisition by Sysco Foods in 2001. Prior to entering the investment business, Mr. Igdaloff was an employee of Ernst & Whinney’s international tax department. Mr. Igdaloff is a non-practicing CPA and a non-practicing attorney. Mr. Igdaloff has been a member of the Board since 2009.
The Board believes Mr. Igdaloff’s qualifications to serve on the Board of Directors include his financial expertise, his years of experience as an investment advisor, attorney, and CPA and his service on several boards of directors. Mr. Igdaloff’s term on the Board will expire in 2017.
None of the executive officers or directors of the Company were convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), nor has any such person been a party to a judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. All the executive officers and directors of the Company are U.S. citizens.

Certain Arrangements Relating to the Appointment of Directors
Mr. Pearse and Mr. Eberwein were appointed to the Board on April 22, 2015, pursuant to an Agreement between the Company, Lone Star Value Investors, LP, Lone Star Value Investors GP, LLC, Lone Star Value Management, LLC and Jeffrey E. Eberwein (collectively referred to as “Lone Star Value”), dated April 22, 2015 (the “Lone Star Value Agreement”). The Lone Star Value Agreement provided, among other things, that the size of the Board would be increased from six to eight directors, that Mr. Pearse and Mr. Eberwein were to be appointed to fill the vacancies on the Board, and that each will be nominated for election as a director at the 2015 Annual Meeting of the Shareholders (the “2015 Annual Meeting”). The Company also agreed to seek binding shareholder approval at the 2016 Annual Meeting of the Shareholders to declassify the structure of the Board and Lone Star Value agreed to vote its shares in favor of the election of the Company’s slate of directors at the 2015 Annual Meeting.

CORPORATE GOVERNANCE AND RELATED MATTERS
Director Independence
A majority of the directors of the Board must meet the criteria for independence as established by the Board of Directors. The Company’s criteria provides that a director will not qualify as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. The Board of Directors has adopted, upon recommendation from the Nominating and Corporate Governance Committee, a set of categorical standards to form the basis for the Board of Directors’ independence determinations (the “Director Independence Standards”). Although the Company’s securities are not listed on NASDAQ, the Director Independence Standards are substantively the same as those provided for in the rules of NASDAQ.
The Nominating and Corporate Governance Committee and the Board have evaluated the relationships between each director (and his or her immediate family members and related interests) and the Company and its subsidiaries. As a result of this evaluation, the Board has affirmatively determined, upon recommendation from the Nominating and Corporate Governance Committee, that each of the following current directors has no material relationship with the Company and is independent under the Director Independence Standards: Howard M. Amster, Gregory T. Barmore, Art N. Burtscher, Jeffrey E. Eberwein, Barry A. Igdaloff, Edward W. Mehrer and Robert G. Pearse.
In addition to the Board-level standards for director independence, the directors who serve on the Audit Committee each satisfy standards established by the SEC providing that to qualify as “independent” for the purposes of membership on that committee, members of the audit committee may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company other than their director compensation, and may not be affiliates of the Company.
Board of Directors Leadership Structure
W. Lance Anderson, the Company’s Chief Executive Officer, serves as the Chairman of the Board of Directors. The Board of Directors has combined the roles of Chairman of the Board of Directors and Chief Executive Officer in Mr. Anderson because it believes that this structure enables the Company to most effectively pursue its business strategy and allows Mr. Anderson to more effectively represent the Company with its various constituents. Additionally, Mr. Anderson’s in-depth knowledge of the Company and its business provides the Board of Directors with the leadership needed to set the strategic focus and direction for the Company. At the same time, the Board of Directors’ Lead Independent Director role provides an effective means for the independent directors to exercise appropriate independent oversight of management.

Lead Independent Director
Gregory T. Barmore currently serves as the Company’s Lead Independent Director. The primary responsibilities of the Lead Independent Director are to:

•
Approve an appropriate schedule of the Board of Directors’ meetings, seeking to ensure the independent directors can perform their duties responsibly while not interfering with the flow of the Company’s operations;

•	Review agendas for the Board of Directors and committee meetings;

•
Assess the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties, and although management is responsible for the preparation of materials for the Board of Directors, the Lead Independent Director may specifically request the inclusion of certain material;

•	Whenever appropriate, direct the retention of consultants who report directly to the Board of Directors;

•
Assist the Board of Directors and the Company’s officers in assuring compliance with and implementation of the Corporate Governance Guidelines and be principally responsible for recommending revisions to the Corporate Governance Guidelines;

•	Coordinate an agenda for the Board of Directors’ independent directors;

•
Evaluate, along with the members of the Compensation Committee and the full Board of Directors, the Chief Executive Officer’s performance and meet with the Chief Executive Officer to discuss the Board of Directors’ evaluation; and

•	Review the membership and performance of the various Board of Directors Committees and Committee Chairs.
The Lead Independent Director is elected on an annual basis by a majority vote of independent directors. The performance of the Lead Independent Director is evaluated annually by the Board of Directors and where the Lead Independent Director is not sufficiently active or successful in providing meaningful leadership for the Board of Directors, the Lead Independent Director will be replaced.
Board of Directors Attendance and Annual Meeting Policy
During 2014, there were ten meetings of the Board of Directors, in addition to acting by unanimous written consent. Each director participated in at least 75% of the meetings of the Board of Directors and the committees on which he served during the periods for which he has been a director or committee member. Independent directors are not expected to attend the annual shareholders meeting. One independent director attended the 2014 annual meeting of shareholders.
Standing Board of Directors Committee Membership and Meetings
The Board of Directors has three standing committees: Audit, Nominating and Corporate Governance and Compensation. The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors concerning committee memberships and appointment of chairpersons for each committee, and the Board of Directors appoints the members and chairpersons of each committee. Descriptions of the committees are provided below. These descriptions are qualified in their entirety by the full text of the written committee charters that may be found on the Company’s website as described below.

•
Audit Committee. The Audit Committee of the Board of Directors consists of five independent directors: Howard M. Amster, Gregory T  Barmore, Barry A. Igdaloff, Edward M. Mehrer and Robert G. Pearse. Mr. Mehrer served as the chairman, but has informed the Company that he will not seek reelection at the 2015 Annual Meeting. The Board intends to appoint a new chair of the Audit Committee sometime after the 2015 Annual Meeting. The Board of Directors has determined that Gregory T. Barmore, Barry Igdaloff, Edward W. Mehrer, and Robert G. Pearse qualify as “audit committee financial experts” under SEC rules and that each Audit Committee member has sufficient knowledge in reading and understanding the Company’s financial statements to serve on the Audit Committee. During 2014, the Audit Committee met four times, in addition to acting by unanimous written consent. Mr. Pearse joined the committee in April 2015 and did not participate in the review of the Company’s audited financial statements to be included the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and his name does not appear on the Audit Committee Report included in this Proxy Statement.
The responsibilities of the Audit Committee are set forth in its charter and include assisting the Board of Directors in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements and financial reporting process and its system of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the performance of the independent auditors, which would include an evaluation of the independent auditor’s qualifications and independence; (iv) the Company’s compliance with legal and regulatory requirements, including disclosure controls and procedures; and (v) the preparation of an Audit Committee report to be included in the Company’s annual proxy statement.

•
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee of the Board of Directors consists of four independent directors: Gregory T. Barmore, Art N. Burtscher, Jeffrey E. Eberwein and Edward M. Mehrer, with Mr. Burtscher serving as the chairman. Mr. Mehrer has informed the Board that he will not seek reelection at the 2015 Annual Meeting. Mr. Eberwein joined the committee in April 2015. The Nominating and Corporate Governance Committee met two times during 2014, in addition to acting by unanimous written consent.

The responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter and include: (i)  identify individuals qualified to become Board of Directors members consistent with the criteria established by the Board of Directors; (ii) recommend to the Board of Directors the director nominees for the next annual shareholders meeting; (iii) lead the Board of Directors in the annual review of the Board of Directors’ performance and the review of management’s performance; and (iv) shape the corporate governance policies and practices including developing a set of corporate governance principles applicable to the Company and recommending them to the Board of Directors.

•
Compensation Committee. The Compensation Committee of the Board of Directors consists of six independent directors: Howard M. Amster, Gregory T. Barmore, Art N. Burtscher, Jeffrey E. Eberwein, Barry A. Igdaloff, and Robert G. Pearse, with Mr. Barmore serving as the chairman. Messrs. Eberwein and Pearse joined the committee in April 2015. The Compensation Committee is scheduled to meet quarterly, and more frequently as circumstances dictate. During 2014, the Compensation Committee met six times, in addition to acting by unanimous written consent.

The responsibilities of the Compensation Committee are set forth in its charter and include: (i) review and approve the goals, objectives and compensation structure for our Chief Executive Officer, Chief Financial Officer and senior management; (ii) review, approve and recommend to the Board of Directors any new incentive-compensation and equity-based plans that are subject to Board of Directors approval; and (iii) approve any required disclosure on executive officer compensation for inclusion in the Company’s annual proxy statement and annual report on Form 10-K. The Compensation Committee may delegate certain of its authority to a subcommittee comprised of one or more members of the Compensation Committee.

Corporate Governance Documents
The Company’s Corporate Governance Guidelines, Code of Conduct, and charters of the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committees may be obtained from the corporate governance section of our website (www.novationcompanies.com). The Company will also provide copies of these documents free of charge to any shareholder who sends a written request to: Novation Companies, Inc., Investor Relations, 2114 Central Street, Suite 600, Kansas City, MO 64108.
The Company has adopted a Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, directors and other employees performing similar functions. We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Conduct that applies our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions by disclosing such matters on our website within four business days.
Our investor relations contact information follows:
Investor Relations
2114 Central Street
Suite 600
Kansas City, MO 64108
816.237.7000
Email: ir@novationcompanies.com
Executive Sessions
Executive sessions of non-management directors are held at least three times a year. The sessions are scheduled and chaired by the Lead Independent Director, or, in his absence, the Chair of the Nominating and Corporate Governance Committee. Any non-management director can request that an additional executive session be scheduled.
Communications with the Board of Directors
Shareholders may communicate directly with any member of the Board of Directors or any individual chairman of a Board committee by writing directly to those individuals at the following address: Novation Companies, Inc., 2114 Central Street, Suite 600, Kansas City, MO 64108. Communications that are intended for the non-management, independent directors generally should be marked to the attention of the Chair of the Nominating and Corporate Governance Committee. The Company’s general policy is to forward, and not to intentionally screen, any substantive mail received at the Company’s corporate office that is sent directly to a director; however, (i) routine advertisements and business solicitations and (ii) communications deemed to be a security risk or principally for harassment purposes, may not be forwarded in the discretion of the Corporate Secretary, provided that in the latter case the Chairman of the Board and Lead Independent Director are notified thereof.
Risk Oversight
The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of Company objectives, improve long-term Company performance and create shareholder value. A fundamental part of risk management is understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board of Directors in setting the Company’s business strategy and objectives is integral to the Board of Directors’ assessment of the Company’s risk and also a determination of what constitutes an appropriate level of risk for the Company. The full Board of Directors conducts an annual risk assessment of the Company’s financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues throughout the year as necessary.
While the Board of Directors has the ultimate oversight responsibility for the risk management process, the Board of Directors delegates responsibility for certain aspects of risk management to the Audit Committee. Per its charter, the Audit Committee focuses on key financial risks and related controls and processes and discusses with management the Company’s major financial reporting exposures and the steps management has taken to monitor and control such exposures.
The Board of Directors believes its leadership structure enhances overall risk oversight. While the Board of Directors requires risk assessments from management, the combination of Board of Directors member experience, diversity of perspectives, continuing education and independence of governance processes provide an effective basis for testing, overseeing and supplementing management assessments.
Consideration of Director Nominees by Shareholders
The policy of the Nominating and Corporate Governance Committee is to consider properly-submitted shareholder nominations for candidates for membership on the Board of Directors as described below.
Identifying and Evaluating Nominees for Directors
The Nominating and Corporate Governance Committee intends to utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee will regularly assess the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. Shareholder nominations should be addressed to: Novation Companies, Inc., 2114 Central Street, Suite 600, Kansas City, MO 64108, attention Corporate Secretary. The Nominating and Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board of Directors, following verification of the shareholder status of persons proposing candidates. If any materials are provided by a shareholder in connection with the nominating of a director candidate, such material will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.
Directors Minimum Qualifications
The Nominating and Corporate Governance Committee considers candidates for the Board of Directors based upon several criteria set forth in the Company’s Corporate Governance Guidelines, including their broad-based business and professional skills and experience, education, accounting and financial expertise, age, reputation, civic and community relationships, concern for the long-term interest of shareholders, personal integrity and judgment, knowledge and experience in the Company’s industry (such as operations, finance, accounting and marketing experience and education) and diversity. The Nominating and Corporate Governance Committee considers diversity in the broadest sense, thus including factors such as age, sex, race, ethnicity and geographic location, as well as a variety of experience and educational backgrounds when seeking nominees to the Board of Directors. The Nominating and Corporate Governance Committee does not have a formal diversity policy in place.
The Nominating and Corporate Governance Committee does not assign specific weights to the criteria and no particular criterion is necessarily applicable to all prospective nominees. When evaluating nominees, the composition of the entire Board of Directors is also taken into account including the need for a majority of independent directors. In addition, the assessment of a candidate includes consideration of the number of public boards on which he or she serves because of the time requirements for duties and responsibilities associated with serving on the Board of Directors. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Nominating and Governance Committee assesses the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications and achievement of having directors with a broad range of experience and backgrounds, through completion of the annual self-evaluation process.
Material Changes to the Procedures by which Shareholders May Recommend Nominees to the Board
On April 1, 2015, the Board adopted Amended and Restated Bylaws, effective as of the date of adoption, which, among other things, provided for additional requirements for shareholders to properly submit a nominee to the Board. Material additional requirements include (i) that shareholders must disclose more extensive information in their notice, including information related to proposed nominees or persons acting in concert with the shareholder who proposes the nominees or business, hedging activities, interests of the shareholder (or persons acting in concert with the shareholder) regarding the nominees or the business proposal, ownership of securities of the Company’s peer group and commercial or other relationships with the Company, (ii) that the Board can request written verification of information previously submitted by the shareholder, and (iii) that the shareholder proposing the nominee must notify the Company of any inaccuracy or change in information provided. These requirements will apply beginning with the 2016 Annual Meeting of the Shareholders. The Board believes that these additional requirements will ensure that the Board has all necessary information for identifying and evaluating nominees that are submitted by shareholders.
Director Nominee Recommendations
The Nominating and Corporate Governance Committee of the Board of Directors has approved the nominees for Class I and Class II directors for inclusion on the proxy card. The Class I and Class II director nominees are standing for re-election to the Board of Directors.
Director Compensation in Fiscal Year 2014
Pursuant to the 2011 Compensation Plan for Independent Directors, which became effective August 9, 2011, the Company pays non-employee directors an annual retainer of $50,000. The Lead Independent Director is paid an annual retainer of $10,000. The chairperson of each of the Audit, Compensation and Nominating and Corporate Governance Committees is paid an annual retainer fee of $10,000, $5,000 and $5,000, respectively.
All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board. No director who is an employee of the Company will receive separate compensation for services rendered as a director.

On March 2, 2015, each of Mr. Amster, Mr. Barmore, Mr. Burtscher, Mr. Igdaloff and Mr. Mehrer entered into an Amended and Restated Restricted Stock Award Agreement to Non-Employee Director (collectively, the “Amended Restricted Stock Agreements”) that amended and restated in their entirety the Restricted Stock Award Agreements entered into by each director on August 9, 2011.
The Amended Restricted Stock Agreements expressly adopted the change of control provision and the definition of “change of control” set forth in the 2004 Plan (as amended March 2, 2015). The Amended Restricted Stock Agreements also provide that any non-vested and non-forfeited restricted stock shall immediately vest upon a director’s resignation from the Board or decision not to stand for re-election after reaching the age of 65 following a continuous term of 10 years or more or the age of 55 following a continuous term of 20 years or more. The Amended Restricted Stock Agreements made no other changes to the terms of the original restricted stock awards.
The following table sets forth the compensation for each of the Company’s non-employee directors for the fiscal year ended December 31, 2014.
2014 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Howard M. Amster	50,000	0	50,000
Gregory T. Barmore	65,000	0	65,000
Art N. Burtscher	55,000	0	55,000
Barry A. Igdaloff	50,000	0	50,000
Edward W. Mehrer	60,000	0	60,000

Director Compensation for 2015
On May 14, 2015, the Compensation Committee and the Board determined that it would compensate the directors on the Board, effective following the 2015 Annual Meeting and assuming approval of the 2015 Incentive Stock Plan, with one year vesting restricted stock in an amount equal to their annual retainers under the 2011 Compensation Plan for Independent Directors. The Compensation Committee and the Board feel that this approach for director compensation for 2015 will (i) further align the interests of our directors to those of our shareholders, and (ii) reflect the further commitment of our directors to have an ownership interest in the Company.

Based on the closing price of our Common Stock on May 13, 2015 of $0.32, the Compensation Committee and the Board would anticipate the following awards for 2015:

Name	Restricted Stock Awards ($)(2)	Restricted Stock Awards (# of shares)(3)
Howard M. Amster	50,000	156,250
Gregory T. Barmore	65,000	203,125
Art N. Burtscher	55,000	171,875
Jeffrey E. Eberwein	50,000	156,250
Barry A. Igdaloff	50,000	156,250
Robert G. Pearse	50,000	156,250
Total	320,000	1,000,000

(1)	Does not include Edward W. Mehrer, who has informed the Board he will not seek reelection at the 2015 Annual Meeting and will not be eligible to receive restricted stock awards.

(2)	This does not include $10,000 to be paid to the new chair of the audit committee. The Board intends to appoint a new chair sometime after the 2015 Annual Meeting.

(3)
Based on the closing price of our Common Stock of $0.32. This does not include the $10,000 to be paid to the new chair of the audit committee. The Board intends to appoint a new audit committee chair sometime after the 2015 Annual Meeting. The forecasted total awards of restricted stock including the $10,000 audit committee annual retainer would be 1,031,250. The actual number of shares of restricted stock awarded may be higher or lower depending upon the closing price of our Common Stock on the date of grant.

AUDIT COMMITTEE REPORT
The Audit Committee engages the independent registered public accounting firm, reviews with the independent auditors the plans and results of any audits, reviews other professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees and reviews with management management’s evaluation of the Company’s internal control structure. The Audit Committee is composed of four directors.
The Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for fiscal year 2014. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) by Auditing Standard Nos. 16, Communications with Audit Committees.
The Audit Committee has received from the independent auditors written disclosures and a letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Audit Committee
Edward W. Mehrer
Gregory T. Barmore
Art N. Burtscher
Barry A. Igdaloff

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS
The executive officers of the Company and their positions are as follows:

Name	Position with the Company
W. Lance Anderson	President, Chief Executive Officer and Chairman of the Board of Directors
Rodney E. Schwatken	Senior Vice President, Chief Financial Officer and Treasurer
Matthew Lautz	Senior Vice President and Chief Information Officer
Brett Monger	Vice President and Chief Accounting Officer
The executive officers serve at the discretion of the Board of Directors. Biographical information regarding Mr. Anderson is provided in the “Nominees and Directors” section of this proxy statement. Biographical information regarding the other executive officers is set forth below.
Rodney Schwatken, age 51, was appointed Senior Vice President and Chief Financial Officer of the Company on January 3, 2008. From March 2006 to January 2008, Mr. Schwatken was the Company’s Vice President-Strategic Initiatives where he was responsible for special projects generally related to corporate development and management of the Company’s strategic transactions. From March 1997 until March 2007, Mr. Schwatken held various titles including Vice President and Controller (Chief Accounting Officer) of the Company and was responsible for corporate accounting, including implementation of accounting policies and procedures and developing and implementing proper internal control over all financial recordkeeping. From June 1993 to March 1997, when he joined the Company, Mr. Schwatken was Accounting Manager with U.S. Central Credit Union, a $30 billion dollar investment, liquidity and technology resource for the credit union industry. From January 1987 to June 1993, Mr. Schwatken was employed by Deloitte & Touche LLP in Kansas City, Missouri, most recently as an audit manager.
Matthew Lautz, age 32, was appointed Senior Vice President and Chief Information Officer by the Board of Directors on March 1, 2012. Mr. Lautz served as the Chief Technology Officer of StreetLinks since November 2010. He is responsible for corporate technology initiatives, including overseeing software development for multiple product lines and management of technology infrastructures. From October 2009 to November 2010, Mr. Lautz was President of Corvisa, LLC, a majority-owned subsidiary of StreetLinks. Previously, Mr. Lautz held the title of Chief Executive Officer at Brevient Communications, a VOIP and software development firm in Milwaukee, Wisconsin.

Brett Monger, age 36, was appointed Vice President and Chief Accounting Officer by the Board of Directors on March 1, 2012. Mr. Monger joined the Company in September 2006 as an Accounting Manager responsible for corporate accounting matters. In 2008, he became the Financial Reporting Manager responsible for the Company’s SEC filings, technical accounting issues and other financial reporting matters. In 2011, he became the Corporate Controller responsible for the Company’s accounting and reporting functions, and Mr. Monger continues to act as Corporate Controller. From July 2001 to September 2006, Mr. Monger was employed by McGladrey & Pullen LLP in Kansas City, Missouri, where he worked in the audit function, most recently as an audit supervisor. He worked primarily with clients in the financial institution, wholesale-retail and manufacturing industries.
EXECUTIVE COMPENSATION
Introduction
This section provides information regarding the compensation of our chief executive officer and three of our most highly compensated executive officers for 2014 (collectively our “Named Executive Officers”). Our Named Executive Officers for 2014, and the positions they held during 2014, were as follows:

Name	Title
W. Lance Anderson	President, Chief Executive Officer and Chairman of the Board of Directors
Rodney E. Schwatken	Senior Vice President, Chief Financial Officer and Treasurer
Steve Haslam	Senior Vice President and Chief Operating Officer (1)
Matthew Lautz	Senior Vice President and Chief Information Officer

(1)
Mr. Haslam retired from the Company effective October 1, 2014 but is included as a Named Executive Officer because he would be one of the two most highly compensated officers for 2014 if still an executive officer of the Company.

Comprehensive Review of Executive Compensation
Compensation Program Objectives
The objectives of our compensation program for our Named Executive Officers are to focus and reward performance, to be externally competitive and internally equitable, to retain and incentivize on a long term basis, and to align executive interests with those of shareholders. The principal components of our compensation program are base salary, annual cash bonus incentive, and long-term equity incentives. Base salary is designed to attract and retain executive talent, and is determined with consideration to responsibility level, market factors and sustained achievement. Annual cash bonus incentives are intended to focus and reward performance on measures that are important to achievement of Company business objectives, such as successful operations, profitability and liquidity. Long term equity incentives, typically in the form of stock options or restricted stock, are intended to align the executive’s interests with those of shareholders, and to motivate the achievement of long-term financial and operating performance goals such that executives share in the creation of shareholder value. The Company did not retain a compensation consultant with respect to compensation determinations for 2012, 2013 or 2014.
Base Salary and Annual Incentive Bonus Review
At the 2014 Annual Meeting of Shareholders, 70.3% of voting shareholders voted in favor of approval of the compensation of the Named Executive Officers disclosed in the Company’s 2014 Proxy Statement (the “2014 Say-on-Pay”). The Compensation Committee (the “Committee”) of the Board endeavors to be responsive to shareholder sentiment on executive compensation and engaged a compensation consultant, Pay Governance LLC, to evaluate its compensation program in light of the 2014 Say-on-Pay results and to ensure the compensation program furthers the Company’s compensation program objectives. The compensation consultant produced a comprehensive review of the Company’s compensation program that included market data from 20 technology companies with annual revenues of $20 million to $200 million and four additional surveys covering small technology surveys (the “Peer Group”). As a result of this process, the Committee concluded:

•
Base salary remains an important tool of the Company to attract and retain talented executive officers when consistent with personal and corporate achievement and when sufficiently competitive in the marketplace. A material portion of each Named Executive Officer’s total compensation in the form of cash salary is an effective balance against excessive corporate risk taking.

•
The 2014 base salary of our chief executive officer was in the top quartile among the Peer Group and was reduced from $665,784 for 2014 to $495,000 for 2015 to better align with the base salaries of the Peer Group. Consistent with the Committee’s review of the Peer Group for 2015, Mr. Schwatken’s salary would remain at $225,000 for 2015 and Mr. Lautz’s salary would increase from $250,000 to $275,000.

•
The goals of the Company’s previous annual cash bonus program, which centered on a “Cash Earnings” formula, was responsive to the Company’s situation in the past, but no longer incentivized performance in a manner appropriate for a growth-oriented technology company.

•
The Committee approved an incentive bonus program for the Named Executive Officers for 2015 with target payments of 75% base salary for Mr. Anderson and Mr. Lautz and 50% of base salary for Mr. Schwatken. The metrics of the incentive bonus program are designed to balance the strategic goals of the Company and overall Company performance by focusing on the following performance metrics:

◦	30% - Meeting targets for annual revenue for professional services, licenses, usage and other revenues.

◦	30% - Meeting targets for monthly total gross revenue.

◦	20% - Meeting profit margin targets.

◦	10% - Reaching EBITDA benchmarks for Corvisa, LLC (adjusted for expenses of stock-based compensation).

◦	10% - Reaching Consolidated EBITDA benchmarks for the Company (adjusted for expenses of stock-based compensation).
The Committee believes that the incentive bonus program for 2015 will better align the interests of management with the increased profitability of the Company and the interests of shareholders and will better ensure that the Company’s annual cash bonus incentive furthers overall compensation program objectives of the Company.

Amendment of the 2004 Incentive Stock Plan and Outstanding Stock Options for Named Executive Officers
As part of its review of the Company’s executive compensation program, on March 2, 2015 the Committee also approved amendments to the Company’s 2004 Incentive Stock Plan, as amended (the “2004 Plan”) in order to better align the 2004 Plan with industry best practices for acceleration of vesting and payments upon a “change of control” event. Previously, the 2004 Plan provided for immediate acceleration of vesting awards under the 2004 Plan upon the occurrence of a “change of control”, also known as “single trigger” acceleration.
Following the amendment, the 2004 Plan has implemented a “double-trigger” change of control concept and provides that if and to the extent that outstanding awards under the 2004 Plan are assumed, continued or replaced by awards that preserve the existing value of the awards at the time of the “change of control” (including vesting and exercisability periods that are the same or more favorable to participants), then no acceleration of the awards will occur and such awards (or substitute awards) will remain outstanding and governed by their respective terms.
If the Company or its successor does assume, continue or replace the awards as described above but then terminates the participant without cause within 18 months of the closing date of the “change of control”, the awards shall immediately become fully vested and as applicable will become fully exercisable for a period of three years from the date of such termination. If, however, the awards are not assumed, continued or replaced as described above, the awards shall immediately become fully vested and as applicable will become fully exercisable for a period of three years from the closing date of the “change of control”.
The 2004 Plan also provides for a new definition of “change of control”, which includes a shareholder-approved sale of all or substantially all of the assets of the Company, a plan of liquidation or events (including a merger or consolidation) resulting in a 50% or more change in the direct or indirect ownership of the voting securities of the Company or the members of the Board.
The new “change of control” provisions of the 2004 Plan (as amended) apply only to awards granted under the 2004 Plan on or after March 2, 2015 and, for prior awards, to any awards where the participants expressly consent to the new “change of control” provisions. Effective March 2, 2015, each of Mr. Anderson, Mr. Schwatken and Mr. Lautz amended and restated their Stock Option Agreements to adopt the new “change of control” provisions and to make certain other changes with respect to termination events under their agreements. These amendments are described below under the heading “Compensation Agreements with Named Executive Officers”. Mr. Haslam’s stock options were forfeited on January 1, 2015, due to his retirement from the Company effective October 1, 2014. The effect of Mr. Haslam’s retirement upon his outstanding equity awards is described below under the heading “Retirement of Named Executive Officer”.
Board Approval of the 2015 Incentive Stock Plan
In addition to the amendment of the 2004 Plan that has already occurred, the Board desires to adopt a new incentive stock plan for the Company to replace the 2004 Plan in order to better reflect the Committee’s overall compensation strategy of aligning the interests of management with the increased profitability of the Company and the interests of the Company’s shareholders and to better align with industry best practice. If the 2015 Incentive Stock Plan (the “2015 Plan”) is approved, then the Committee will no longer use the 2004 Plan for new grants.
On April 1, 2015, the Board approved the 2015 Plan. The 2015 Plan provides for the Committee to grant awards of nonqualified stock options, incentive stock options, restricted stock, restricted stock units and cash awards to employees, non-employee directors and consultants and independent contractors. In addition to incorporating the new “change of control” provisions of the 2004 Plan, the 2015 Plan also provides for other best practices, including the prohibition of the repricing of underwater stock options (including a reduction in exercise price or cancellation of an option for cash or a new option with a lower exercise price) and the maximum number of shares to be granted to non-employee directors in the aggregate over the term of the 2015 Plan.
The 2015 Plan will not become effective unless and until it is approved by the shareholders of the Company, and no awards have been awarded under the 2015 Plan. The Board is seeking such approval at the 2015 Annual Meeting of Shareholders of the Company and is soliciting votes in favor of the 2015 Plan in this Proxy Statement.
Summary Compensation Table
The following table sets forth the compensation of our Named Executive Officers during the fiscal year ended December 31, 2014 and 2013.

Name and Principal	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		All Other Comp ($)(2)		Total ($)
W. Lance Anderson,	2014	665,784		371,250	(8)	58,028		52,076		—		1,147,138
Chief Executive Officer	2013	665,784		—		10,236		47,844		—		723,864
Rodney E. Schwatken,	2014	225,000		100,000	(8)	2,321		—		10,229	(3)	337,550
Chief Financial Officer	2013	225,000		—		409		18,957		—		244,366
Steve Haslam	2014	351,246	(4)	—		(14,533)	(5)	50,220	(6)	95,861	(7)	482,794
Chief Operating Officer	2013	400,000		—		1,238		245,991		—		647,229
Matthew Lautz	2014	234,135		120,000	(8)	—		160,825		—		514,960
Chief Technology Officer	2013	210,096		80,000	(8)	—		45,251		—		335,347

(1)
Represents the dollar amount recognized for financial reporting purposes for the fiscal years ended December 31, 2014 and 2013, in accordance with FASB ASC Topic 718. The stock awards column includes amounts for restricted stock granted in 2005 and 2007. The option awards column includes amounts for stock option awards granted in 2009, 2011, 2012, 2013 and 2014. The Company calculated the weighted average fair value of options granted for the years ended December 31, 2014 and 2013 using the Black-Scholes option pricing model. The assumptions used in their determination were as follows: The expected life is a significant assumption as it determines the period for which the risk free interest rate, volatility and dividend yield must be applied. The expected life is the period over which employees and directors are expected to hold their options and is based on the Company’s historical experience with similar grants. The annual risk-free rate of return is estimated using US treasury rates commensurate with the expected life. The volatility is calculated using the fluctuations of the historical stock prices of the Company. The Company has not paid a dividend in several years, and accordingly, the assumed dividend yield was zero for these options.

(2)
Except where otherwise indicated, the total value of all perquisites and other personal benefits did not exceed $10,000 for any named executive officer for fiscal years 2014 and 2013 so the amounts have been excluded from the Summary Compensation Table.

(3)
Mr. Schwatken’s Other Compensation consists of a $173 employer HSA contribution, $471 in imputed income for group term life insurance, and $9,585 for partial reimbursement for individual medical insurance.

(4)	Mr. Haslam retired from the Company effective October 1, 2014. $351,246 reflects base salary earned through September 30, 2014.

(5)	Mr. Haslam retired from the Company effective October 1, 2014. This amount reflects his forfeiture of $14,533 in restricted stock awards upon his retirement.

(6)	Mr. Haslam retired from the Company effective October 1, 2014. Although this values option awards at $50,220 as of December 31, 2014, such awards were forfeited on January 1, 2015.

(7)
Mr. Haslam retired from the Company effective October 1, 2014. His Other Compensation consists of $318 in imputed income for group term life insurance, $7,851 for partial reimbursement for individual medical insurance and $87,692 in severance.

(8)
Represents the bonuses awarded under Mr. Lautz's bonus plan for 2013 and 2014 and the bonuses awarded to Mr. Anderson and Mr. Schwatken for 2014 and paid in 2015, as described below under the heading “Compensation Agreements with Named Executive Officers.”

Outstanding Equity Awards at Fiscal Year-End 2014
On March 15, 2011, the Board granted an option (the “Anderson Option”) to Mr. Anderson to purchase 439,000 shares (the “Option Shares”) of the Company’s common stock at a price of $0.51 per share, which was the closing price of the common stock as quoted by Pink OTC Markets’ inter-dealer quotation service on March 15, 2011. The Anderson Option was granted pursuant to a Stock Option Agreement (the

“Option Agreement”) between the Company and Mr. Anderson. Mr. Anderson’s Option Agreement is discussed below under the heading “Compensation Agreements with Named Executive Officers”.
In June 2011, the Company completed the exchange of all outstanding shares of preferred stock of the Company for an aggregate of 80,985,600 shares of newly-issued Common Stock and $3.0 million in cash (the “Recapitalization”). As a result of the Recapitalization, the number of shares of outstanding Common Stock of the Company increased by a factor of approximately 9.6449 (the “Adjustment Factor”).
On March 1, 2012, in light of the Recapitalization, outstanding awards under the Company’s 2004 Incentive Stock Plan (the "2004 Plan"), as well as Mr. Anderson’s Option, were adjusted to reflect the dilution of the Recapitalization and to preserve the economic benefits of the awards pursuant to the terms of the 2004 Plan. The Board approved an adjustment of Mr. Anderson’s Option to increase the number of shares covered by the Anderson Option from 439,000 shares of Common Stock to 4,234,098 shares of Common Stock, which adjustment was made in accordance with the Adjustment Factor. Awards under the 2004 Plan were similarly adjusted. The Board did not decrease or adjust the exercise price of the adjusted Option or of any awards under the 2004 Plan.
The Compensation Committee (the “Committee”) granted an option to Mr. Schwatken under the 2004 Plan on November 10, 2009 to purchase 150,000 shares of the Company’s common stock at a price of $0.97 per share, which was the closing price of the common stock as quoted by Pink OTC Markets’ inter-dealer quotation service on November 10, 2009. In connection with the Recapitalization, the Board approved an adjustment of Mr. Schwatken’s option to increase the number of shares covered by the option to 1,446,730, which adjustment was made in accordance with the Adjustment Factor.
The Committee has granted four options to Mr. Lautz under the 2004 Plan:

•
An option awarded on November 10, 2011 to purchase 75,000 shares of the Company’s common stock at a price of $0.51 per share. The closing price of the common stock as quoted by Pink OTC Markets’ inter-dealer quotation service on November 10, 2011 was $0.31, but rather than grant the option with an exercise price at fair market value, the Committee determined to incentivize stronger performance by using the higher, “out of the money” exercise price of $0.51. This option was amended and restated on May 7, 2013 in order to provide for extended exercisability of the option after certain types of termination events and to make other conforming changes.

•
An option awarded on October 3, 2012 to purchase 200,000 shares of the Company’s common stock at a price of $0.60 per share, which was the closing price of the common stock as quoted by Pink OTC Markets’ inter-dealer quotation service on October 3, 2012. This option was amended and restated on May 7, 2013 in order to provide for extended exercisability of the option after certain types of termination events and to make other conforming changes.

•
An option awarded on March 13, 2013 to purchase 275,000 shares of the Company’s common stock at a price of $0.53 per share, which was the closing price of the common stock as quoted by Pink OTC Markets’ inter-dealer quotation service on March 13, 2013. This option was amended and restated on May 7, 2013 in order to provide for extended exercisability of the option after certain types of termination events and to make other conforming changes.

•
An option awarded on June 20, 2014 to purchase 1,329,590 shares of the Company’s common stock at a price of $0.51 per share. The closing price of the common stock as quoted by Pink OTC Markets’ inter-dealer quotation service on June 20, 2014 was $0.32, but rather than grant the option with an exercise price at fair market value, the Committee determined to incentivize stronger performance by using the higher, “out of the money” exercise price of $0.51.

Each of Mr. Anderson’s, Mr. Schwatken’s and Mr. Lautz’s options were amended and restated as of March 2, 2015 as more fully described under the heading “Compensation Agreements with Named Executive Officers” below.
The following table sets forth the outstanding stock options and stock awards for each of our Named Executive Officers as of December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(2)	Market Value of Shares of Stock That Have Not Vested ($)(2)(3)
W. Lance Anderson	3,175,573	1,058,525	(1)	0.51	3/15/2021	—	—
	—	—		—	—	10,609	2,971

Rodney E. Schwatken	1,446,730	—		0.97	11/10/2019	—	—
	—	—		—	—	424	119

Steve Haslam	22,254	—	(4)	0.51	11/14/2021	—	—
	750,000	—	(4)	0.63	3/8/2022	—	—

Matthew Lautz	56,250	18,750	(5)	0.51	11/10/2021	—	—
	75,000	75,000	(6)	0.60	10/3/2022	—	—
	68,750	206,250	(7)	0.53	3/13/2023	—	—
	—	1,329,590	(8)	0.51	6/20/2024	—	—

(1)	Options vested or will vest in ¼ increments on December 31 of the years 2012 – 2015.

(2)	Shares of restricted stock were granted on 2/7/2005 and fully vested 100% on 2/7/2015.

(3)	The closing market price of the Company’s Common Stock on December 31, 2014 (the last trading day of 2014) was $0.28.

(4)	Mr. Haslam retired effective October 1, 2014 and forfeited all unvested options upon his retirement. Mr. Haslam forfeited the vested options on January 1, 2015.

(5)	Options vested or will vest in equal installments of 18,750 shares on November 10 of the years 2012-2015.

(6)
75,000 options vested immediately, with the remaining 75,000 subject to certain performance conditions. The award was originally for 200,000 options, but 50,000 were forfeited due to unmet performance conditions.

(7)	Options vested or will vest in equal installments of 68,750 shares on December 31 of the years 2014-2017.

(8)	Options vested or will vest in equal installments of 332,398 shares on June 20 of the years 2015-2018.
Compensation Agreements with Named Executive Officers
W. Lance Anderson
On January 22, 2015, the Compensation Committee approved a compensation arrangement with Mr. Anderson for the 2015 calendar year. The compensation arrangement consists of three parts: salary, bonus and equity incentive. For 2015, Mr. Anderson’s salary has been reduced to $495,000 to better align with base salaries for comparable industry chief executive officers. For 2014, Mr. Anderson’s salary was $665,784. For 2015, Mr. Anderson is entitled to receive a bonus equivalent of up to 75% of his base salary (or a maximum of $371,250). Mr. Anderson’s bonus for 2015 is based on a combination of the following performance metrics:

•	30% - Meeting targets for annual revenue for professional services, licenses, usage and other revenues.

•	30% - Meeting targets for monthly total gross revenue.

•	20% - Meeting profit margin targets.

•	10% - Reaching EBITDA benchmarks for Corvisa, LLC (adjusted for expenses for stock-based compensation).

•	10% - Reaching Consolidated EBITDA benchmarks for the Company (adjusted for expenses for stock-based compensation).
For 2014, Mr. Anderson was entitled to receive a bonus equivalent to five percent (5%) of the Company’s “Cash Earnings” for 2014, up to a maximum bonus payment of $2,500,000. Cash earnings meant consolidated cash and cash equivalents at year end, on an unrestricted basis, minus consolidated cash and cash equivalents as of the beginning of the year, on an unrestricted basis, and certain other deductions for cash transfers, cash received on legacy mortgage securities and extraordinary, unusual or non-operating cash gains or receipts, plus extraordinary, unusual or non-operating cash loses or payments.
In light of its adoption of new bonus metrics for 2015, the Committee, in its discretion, determined that that Mr. Anderson’s 2014 bonus would not be calculated under the prior “Cash Earnings” incentive program. Instead the Committee elected to apply the new bonus program to the CEO’s annual bonus and awarded Mr. Anderson a bonus of $371,250 for 2014.
On March 1, 2012, in light of the Recapitalization, Mr. Anderson’s Option (the “Anderson Option”), was adjusted to reflect the dilution of the Recapitalization and to preserve the economic benefits of the awards. The Board approved an adjustment of the Anderson Option to increase the number of shares covered by the Anderson Option from 439,000 shares of Common Stock to 4,234,098 shares of Common Stock, which adjustment was made in accordance with the Adjustment Factor. The Board did not decrease or adjust the $0.51 exercise price of the adjusted Option.
The Anderson Option vests and becomes exercisable in four equal installments-on December 31 of 2012, 2013, 2014 and 2015-and terminates on March 15, 2021. As of December 31, 2014, 3,175,573 Option Shares have vested. The Anderson Option was granted directly by the Board and was not granted under the Company’s 2004 Plan. The Anderson Option is subject to certain anti-dilution protections.
The Option Agreement for Mr. Anderson’s Option was amended and restated effective March 2, 2015 (the “Amended Option Agreement”). The Amended Option Agreement did not modify the quantity of the Option Shares under the Anderson Option, the term of the Anderson Option or its exercise price. The Amended Option Agreement incorporated a new definition of “change of control” and provisions for acceleration upon a “change of control” substantially identical to those provided for under the 2004 Plan (as amended effective March 2, 2015). The Amended Option Agreement also amended certain provisions regarding acceleration or exercisability of the Anderson Option upon certain termination events.
Upon Mr. Anderson’s termination from employment with the Company for Good Reason or without Cause (each as defined in below), the vesting of the Anderson Option will be accelerated and the full number of then-unexercised Option Shares will become exercisable for a period of three years from the effective date of such termination of employment or until the expiration of the Anderson Option, whichever period is shorter.
Upon Mr. Anderson’s death or termination for Disability, defined in the Option Agreement as permanent and total disability as determined under the Company’s disability program or policy, the vesting of the Anderson Option will be accelerated and the full number of then-unexercised Option Shares will become exercisable for a period of twelve months from the date of such death or termination, provided that, if Mr. Anderson should die within twelve months after termination for Disability, the Anderson Option may thereafter be exercised for a period of twelve months from the date of death or until the expiration of the term of the Anderson Option, whichever period is shorter.

Upon the occurrence of the aforementioned events, the Company may, at its election, pay Mr. Anderson an immediate cash lump sum equal to the excess of the value of shares of Common Stock for which the Anderson Option has not yet been exercised over the applicable exercise price payable for such shares, whereupon such payment shall fully satisfy the Company’s obligations under the Option Agreement.
Upon Mr. Anderson’s Retirement, defined as resignation from the Company after reaching the age of 65 following a term of continuous employment of 10 years or more or the age of 55 following a term of continuous employment of 20 years or more, the then un-vested portion of the Anderson Option, if any, shall continue to vest in accordance with its terms without giving any effect to such retirement. The vesting of the Anderson Option after Retirement shall cease (and the unvested portion of the Anderson Option shall be forfeited) if, after such Retirement, the Committee determines in good faith that Mr. Anderson has breached any of his obligations to the Company or otherwise taken any willful action that has had a significant adverse effect upon the Company. Upon Retirement, the Anderson Option may be exercised for a period of three (3) years (a) after the date of such Retirement, with respect to the amount of the Anderson Option vested upon such date or (b) after the date of vesting, with respect to the amount of the Anderson Option which is unvested at the time of Retirement but which becomes vested after Retirement, subject in both cases to the expiration of the stated term of such Option.
A “Change of Control” of the Company (as defined below) shall have the following impact on the Anderson Option:

1.
If and to the extent that the Anderson Option (a) is assumed by the successor corporation (or an affiliate of the successor) or continued or (b) is replaced with equity awards that preserve the existing value of the Anderson Option at the time of the Change of Control and provide for subsequent payout in accordance with a vesting schedule that is the same or more favorable to Mr. Anderson than the vesting schedule of the Anderson Option, then the Anderson Option or such substitutes for the Anderson Option shall remain outstanding and be governed by their respective terms.

2.
If and to the extent that the Anderson Option is not assumed, continued or replaced as described above, then upon the Change of Control, the vesting of the Anderson Option shall be accelerated and the full number of then-unexercised Option Shares shall become exercisable in full, for a period of three (3) years from the closing date of the Change of Control or until the expiration of the stated term of the Anderson Option, whichever period is shorter.

3.
If and to the extent that this Option is not assumed, continued or replaced as described above, then the Committee, in its sole discretion, may provide for cancellation of the Anderson Option at the time of the Change of Control in which case a payment of cash, property or a combination of cash or property shall be made to Mr. Anderson upon the consummation of the Change of Control, in an amount that is determined by the Committee in its sole discretion to be equivalent to the value of the Anderson Option (net of its exercise price) based upon the price per share of common stock received or to be received by other shareholders of the Company pursuant to the Change of Control (except that such payment shall be limited as necessary to prevent the Anderson Option from being subject to Section 409A of the Internal Revenue Code).

4.
If and to the extent that (a) this Option is assumed, continued or replaced as described above, and (b) Mr. Anderson’s employment with the Company or its successor is terminated by the Company or its successor without Cause within the 18 month period commencing on the closing date of the Change of Control, then the vesting of the Anderson Option shall be accelerated and the full number of then-unexercised Option Shares shall become exercisable in full, for a period of three (3) years from the date of such termination or until the expiration of the stated term of the Anderson Option, whichever period is shorter.

Upon Mr. Anderson’s termination from employment with the Company for Cause, the Anderson Option shall terminate and will no longer be exercisable by Mr. Anderson.
For purposes of the Option Agreement:
“Cause” means the existence of, or a good faith belief by the Company (as evidenced by the minutes or resolutions of the Board) in the existence of, facts which constitute a basis for termination of Optionee’s employment due to Optionee’s:

•	Failure, in any material respect, to perform his primary duties as Chief Executive Officer in accordance with reasonable standards established by the Company;

•
Gross insubordination of a legitimate, material and explicit direction of the Board or willful breach of important policies and procedures of the Company, in any material respect, that irrevocably impugn the Optionee’s authority or integrity as an officer of the Company;

•	Breach of fiduciary duties in any material respect; or

•	Conviction or plea of guilty or nolo contendere to a felony or crime involving moral turpitude, misappropriation, embezzlement or fraud.
“Change of Control” means the following with respect to the Company:

•
if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change of Control); or

•
during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new directors whose election by Board or nomination for election by the Company’s shareholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

•
the shareholders of the Company approve a merger or consolidation of the Company with any other corporation and such merger or consolidation is consummated, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

•
the shareholders of the Company approve a plan of complete liquidation or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated.

“Good Reason” means the occurrence, without the Optionee’s written consent, of any one or more of the following events:

•
Except in connection with the Company’s termination of Optionee’s employment for Cause or as a result of Optionee’s death or disability: (i) a material (25% or more) reduction in Optionee’s salary compensation; or (ii) a decrease in the responsibilities or title of Optionee to a level that, on the whole, is materially inconsistent with the Chief Executive Officer position; or

•
The Company requires that Optionee relocate more than fifty (50) miles from Kansas City, Missouri, and the Optionee objects to such relocation in writing promptly (within 30 days) after being notified in writing thereof; or

•	The Company’s material breach of any of the provisions of this Agreement or of any other material agreement between the Company and Optionee concerning compensation.
In conjunction with the Option Agreement, the Company and Mr. Anderson also entered into a Registration Rights Agreement on March 15, 2011 (the “Anderson Registration Rights Agreement”). Under the Anderson Registration Rights Agreement, the Company will, under certain circumstances described in the Anderson Registration Rights Agreement and subject to customary restrictions, use its reasonable best efforts to register all or any part of Mr. Anderson’s Registrable Securities (as defined in the Anderson Registration Rights Agreement) on a Form S-3 with the SEC so that his shares may be more easily resold.
Mr. Anderson does not have an employment agreement with the Company.
Rodney E. Schwatken
Mr. Schwatken entered into an employment agreement with the Company on January 7, 2008 pursuant to which he serves as the Chief Financial Officer of the Company. The Company may increase or decrease Mr. Schwatken’s base salary and incentive compensation at any time in its sole discretion. In 2009, the Compensation Committee of the Board approved, pursuant to the agreement, an increase in Mr. Schwatken’s annual base salary to $225,000, effective as of January 1, 2010, and a bonus plan that continued through 2014. For 2015, Mr. Schwatken’s base salary will remain at $225,000.
Mr. Schwatken’s bonus plan provided a maximum bonus payout of $100,000 based on achievement of objective and subjective individual performance areas determined by the Compensation Committee on an annual basis. Such areas have included supervision of accounting and financial analysis and reporting functions as well as specific tasks relating to significant transactions (such as the Company’s recapitalization in 2011 and transition to a new accounting firm in 2012). Mr. Schwatken was awarded a bonus of $100,000 in 2015 for 2014 performance.
Effective for 2015, Mr. Schwatken will be subject to the Company’s new annual incentive program. Mr. Schwatken will be entitled to receive a bonus equivalent of up to 50% of his base salary (or a maximum of $112,250). Mr. Schwatken’s bonus for 2015 is based on the same performance metrics as Mr. Anderson’s bonus for 2015.
The employment agreement does not specify a termination date but provides that Mr. Schwatken’s employment relationship with the Company is at-will and may be terminated at any time by either party with or without cause and for any reason or no reason.
In the event that Mr. Schwatken’s employment is terminated by the Company without “cause” or by Mr. Schwatken for “good reason,” Mr. Schwatken will immediately receive any unpaid portion of the $100,000 agreed-upon incentive compensation and, over a period of 12 months following termination, compensation at an annual rate equal to his then-existing annual base salary, in exchange for consulting services outlined in the Employment Agreement. If termination by the Company without “cause” or by Mr. Schwatken for “good reason” occurs following a “change of control” then, in addition to the foregoing, Mr. Schwatken will receive a lump-sum severance amount equal to the greater of $200,000 or the sum of his then-existing annual base salary and actual incentive pay for the prior fiscal year, and all outstanding equity awards will immediately vest upon the date of such termination. Mr. Schwatken is bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, the Employment Agreement.
For purposes of the employment agreement with Mr. Schwatken, acts or omissions that constitute “cause” include:

•	breach of any of the terms of the employment agreement;

•	failure to perform material duties in accordance with the standards from time to time established by the Company;

•	neglect in performance or failure to attend to the performance of material duties;

•	insubordination or willful breach of policies and procedures of the Company;

•	breach of fiduciary duties; or

•
conduct that the Company determines in good faith may impair or tend to impair the integrity of the Company, including but not limited to commission of a felony, theft, misappropriation, embezzlement, dishonesty, or criminal misconduct.

“Good reason” means the occurrence, without the executive’s written consent, of any one or more of the following events:

•
a material reduction in compensation of the executive or a decrease in the responsibilities of the executive to a level that, on the whole, is materially inconsistent with the position for which the executive is employed, except in connection with the Company’s termination of the executive’s employment for “cause” or as otherwise expressly contemplated in the employment agreement;

•	the Company requires that the executive relocate more than 50 miles from the location at which the executive is employed by the Company as of the date of the employment agreement; or

•	the Company’s material breach of any of the provisions of the employment agreement.
“Change of control” under Mr. Schwatken’s employment agreement shall be deemed to have occurred if any of the conditions set forth below shall have been satisfied:

•
any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (other than the Company; any trustee or other fiduciary holding securities under an executive benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company), is or becomes the “beneficial owner” (as defined by Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company (not including securities beneficially owned by such person, any securities acquired directly from the Company or from a transferor in a transaction expressly approved or consented to by the Board) representing more than 25% of the combined voting power of the Company’s then outstanding securities;

•	during any period of two consecutive years (not including any period prior to the execution of the employment agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in the three immediately preceding bulleted paragraphs), (i) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or (ii) whose election is to replace a person who ceases to be a director due to death, disability or age, ceases for any reason to constitute a majority thereof;

•
the shareholders of the Company approve a merger or consolidation of the Company with another corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an executive benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

•	the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.
Effective March 2, 2015, Mr. Schwatken entered into an Amended and Restated Employee Non-Qualified Stock Option Agreement (the “Schwatken Option”) with the Company under the 2004 Plan that amended and restated his previous Non-Qualified Stock Option Agreement dated as of November 10, 2009. This amendment did not did modify the quantity of option shares available under Mr. Schwatken’s Option Agreement, the term of the option, or its exercise price.
The Schwatken Option expressly adopts the new definition of “change of control” and provisions for acceleration upon a “change of control” as provided for under the 2004 Plan (as amended effective March 2, 2015). The definition of “change of control” and the provisions for acceleration upon a “change of control” in the 2004 Plan are substantially identical to those described above for Mr. Anderson’s Amended Option Agreement. The Schwatken Option also amended certain provisions regarding acceleration or exercisability of the option upon certain termination events.
Upon Mr. Schwatken’s termination from employment with the Company for Good Reason or without Cause (as defined in his employment agreement), the option may be exercised to the extent it has become exercisable for a period of three years from the effective date of such termination of employment or until the expiration of the option, whichever period is shorter.
Upon Mr. Schwatken’s death or termination for Disability, defined in the Schwatken Option as permanent and total disability as determined under the Company’s disability program or policy, the vesting of the option will be accelerated and the full number of then-unexercised option shares will become exercisable in full for a period of twelve months from the date of such death or termination, provided that, if Mr. Schwatken should die within twelve months after termination for Disability, the option may thereafter be exercised for a period of twelve months from the date of death or until the expiration of the term of the option, whichever period is shorter.
Upon Mr. Schwatken’s Retirement, defined in the Schwatken Option as resignation from the Company after reaching the age of 65 following a term of continuous employment of 10 years or more or the age of 55 following a term of continuous employment of 20 years or more, the then un-vested portion of the option, if any, shall continue to vest in accordance with its terms without giving any effect to such retirement. The vesting of the option after Retirement shall cease (and the unvested portion of the option shall be forfeited) if, after such Retirement, the Committee determines in good faith that Mr. Schwatken has breached any of his obligations to the Company or otherwise taken any willful action that has had a significant adverse effect upon the Company. Upon Retirement, the option may be exercised for a period of three (3) years (a) after the date of such Retirement, with respect to the amount of the option vested upon such date or (b) after the date of vesting, with respect to the amount of the option which is unvested at the time of Retirement but which becomes vested after Retirement, subject in both cases to the expiration of the stated term of such option.
Upon Mr. Schwatken’s termination from employment with the Company for Cause, the Option shall terminate and will no longer be exercisable by Mr. Anderson.
Matthew Lautz
Mr. Lautz entered into an employment agreement with the Company on March 2, 2012 pursuant to which he serves as its Senior Vice President and Chief Information Officer. The Board may increase or decrease Mr. Lautz’s base salary at any time in its sole discretion. Mr. Lautz’s salary was increased from $212,500 to $250,000 in 2014 and will be increased to $275,000 for 2015. Mr. Lautz’s employment agreement also provides for annual incentive pay up to $150,000 subject to goals established from time to time by the Board. Mr. Lautz’s performance goals were based on his duties as Chief Information Officer of Novation, including business continuity, development/management of all Company business systems and IT policy management. A portion of his goals were also based on the successful development of Corvisa’s technology and on the overall financial performance of Novation. He was awarded bonuses of $80,000 in 2014 for 2013 performance and $120,000 in 2015 for 2014 performance.
Effective for 2015, Mr. Lautz will be subject to the Company’s new annual incentive program. Mr. Lautz will be entitled to receive a bonus equivalent of up to 75% of his base salary (or a maximum of $206,250). Mr. Lautz’s bonus for 2015 is based on the same performance metrics as Mr. Anderson’s bonus for 2015.
The employment agreement provides for an initial term of three years, unless sooner terminated in accordance with the terms of the agreement. The initial term renews automatically upon the conclusion of the initial term for successive one year periods unless either the Company or Mr. Lautz provides notice at least 60 days prior to the end of a given renewal period not to continue the agreement.
In the event that Mr. Lautz’s employment is terminated by the Company without “cause”, by Mr. Lautz for “good reason,” or by the Company (or its successor) upon the occurrence of or at any time after a “change of control”, Mr. Lautz will immediately receive any earned but unpaid base salary, accrued but unused vacation, reimbursement of previously incurred business expenses and continuation of any benefits required by law. Mr. Lautz will also be paid, over a period of 12 months following termination, compensation at an annual rate equal to his then-existing annual base salary, in exchange for the execution and delivery of a general release of claims by Mr. Lautz. Mr. Lautz is bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, the employment agreement.
For purposes of the employment agreement with Mr. Lautz, acts or omissions that constitute “cause” include:

•	Mr. Lautz’s conviction of, or entry of a plea of nolo contendere to, any felony involving theft or willful destruction of money or other property, or any felony or misdemeanor involving moral turpitude, dishonesty or fraud, or any other felony or misdemeanor where the performance of Mr. Lautz’s obligations to the Company is materially and adversely affected;

•	willful misconduct, gross negligence or gross insubordination of Mr. Lautz in connection with the performance of his duties and services to the Company;

•	Mr. Lautz’s breach of his material obligations under the employment agreement; or

•
any act of Mr. Lautz constituting fraud, breach of fiduciary duty or intentional malfeasance or misfeasance, whether or not against the Company or its affiliates, which is materially harmful to the Company, its affiliates or their reputations.

“Good reason” under Mr. Lautz’s employment agreement means the occurrence of any one or more of the following events:

•	a material adverse reduction in Mr. Lautz’s duties or responsibilities (not due to his disability);

•	a relocation of Mr. Lautz’s offices to a location more than 50 miles from the primary offices of the Company or any of its affiliates; or

•	the failure of the Company to pay Mr. Lautz the compensation that he is due pursuant to the employment agreement.
“Change of control” under Mr. Lautz’s employment agreement shall be deemed to have occurred if any of the conditions set forth below shall have been satisfied:

•
any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (other than the Company; any trustee or other fiduciary holding securities under an executive benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company), is or becomes the “beneficial owner” (as defined by Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company (not including securities beneficially owned by such person, any securities acquired directly from the Company or from a transferor in a transaction expressly approved or consented to by the Board) representing more than 50% of the combined voting power of the Company’s then outstanding securities;

•
during any period of two consecutive years (not including any period prior to the execution of the employment agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in the three immediately preceding bulleted paragraphs), (i) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or (ii) whose election is to replace a person who ceases to be a director due to death, disability or age, ceases for any reason to constitute a majority thereof;

•
the shareholders of the Company approve a merger or consolidation of the Company with another corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an executive benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

•	the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.
Effective March 2, 2015, Mr. Lautz entered into the following option agreement amendments: (i) a Second Amended and Restated Employee Non-Qualified Stock Option Agreement with the Company under the 2004 Plan that amended and restated his previous Amended and Restated Employee Non-Qualified Stock Option Agreement dated as of May 7, 2013 for an option granted on March 13, 2013; (ii) a Second Amended and Restated Employee Non-Qualified Stock Option Agreement with the Company under the 2004 Plan that amended and restated his previous Amended and Restated Employee Non-Qualified Stock Option Agreement dated as of May 7, 2013 for an option granted on October 3, 2012; (iii) a Second Amended and Restated Employee Non-Qualified Stock Option Agreement with the Company under the 2004 Plan that amended and restated his previous Amended and Restated Employee Non-Qualified Stock Option Agreement dated as of May 7, 2013 for an option granted on November 10, 2011 (together, the “Amended 2013 Options”); and (iv) an Amended and Restated Employee Non-Qualified Stock Option Agreement with the Company under the 2004 Plan that amended and restated his previous Employee Non-Qualified Stock Option Agreement dated as of June 20, 2014 (the “Amended 2014 Option”; together with the Amended 2013 Options, the “Lautz Options”).
The Lautz Options expressly adopt the new definition of “change of control” and provisions for acceleration upon a “change of control” as provided for by under the 2004 Plan (as amended effective March 2, 2015). The definition of “change of control” and the provisions for acceleration upon a “change of control” in the 2004 Plan are substantially identical to those described above for Mr. Anderson’s Amended Option Agreement. In addition, the Lautz Options also provide for a separate definition of “change of control” with respect to Corvisa, LLC (“Corvisa”) in addition to that contained in the 2004 Plan with respect to the Company:

•
all of the equity interests, or substantially all of the assets, of Corvisa are sold to any person that is not directly or indirectly controlling, controlled by, or under common control with, the Company (a “Third Party”). For the purposes of the foregoing sentence, “control” of an entity means (A) the right, contractual or otherwise, to, directly or indirectly, manage such entity or substantially all of its assets, or (B) the direct or indirect ownership of more than fifty percent (50%) of the outstanding capital stock or other equity interests of such entity having ordinary voting power; or

•	Corvisa is merged with and into a Third Party and does not retain its separate legal existence; or

•	Corvisa is no longer considered a “Subsidiary” of the Company, as defined in the 2004 Plan.
Upon Mr. Lautz’s termination from employment with the Company for Good Reason or without Cause (as defined in his employment agreement), the Amended 2013 Options may be exercised to the extent they have become exercisable for a period of three years from the effective date of such termination of employment or until the expiration of the option, whichever period is shorter.
Upon Mr. Lautz’s termination from employment with the Company without Cause, the Amended 2014 Option may be exercised to the extent it has become exercisable for a period of three years from the effective date of such termination of employment or until the expiration of the option, whichever period is shorter. “Cause” under the Amended 2014 Option is defined as follows:

•	the failure by Mr. Lautz to perform such material duties as are reasonably requested in good faith by the Company in the course of performance of his duties as an employee;

•	Mr. Lautz’s material disregard of his duties or material failure to act, where such action would be in the ordinary course of his duties as an employee;

•	the material failure by Mr. Lautz to observe Company policies;

•	gross negligence, recklessness or willful misconduct by Mr. Lautz in the performance of his duties as an employee;

•	a conviction of or a plea of guilty or nolo contendere by Mr. Lautz to a misdemeanor involving fraud, embezzlement, theft, other financial dishonesty or moral turpitude, or to a felony;

•
the Company’s reasonable determination that Mr. Lautz has engaged in the commission of violations of state or federal law relating to the workplace environment (including, without limitation, laws prohibiting unlawful harassment, discrimination, retaliation, or other conduct related to the workplace);

•	the breach by Mr. Lautz of the provisions of any Mr. Lautz and the Company, including his employment agreement; or

•	the definition of “Cause” set forth in Mr. Lautz’s employment agreement.
Upon Mr. Lautz’s death or termination for Disability, defined in the Amended 2014 Option as permanent and total disability as determined under the Company’s disability program or policy and in the Amended 2013 Options by reference to Mr. Lautz’s employment agreement, the vesting of the options will be accelerated and the full number of then-unexercised option shares will become exercisable in full for a period of twelve months from the date of such death or termination, provided that, if Mr. Lautz should die within twelve months after termination for Disability, the options may thereafter be exercised for a period of twelve months from the date of death or until the expiration of the term of the options, whichever period is shorter.
Upon Mr. Lautz’s Retirement, defined in the Lautz Options as resignation from the Company after reaching the age of 65 following a term of continuous employment of 10 years or more or the age of 55 following a term of continuous employment of 20 years or more, the then un-vested portion of the options, if any, shall continue to vest in accordance with its terms without giving any effect to such retirement. The vesting of the options after Retirement shall cease (and the unvested portion of the option shall be forfeited) if, after such Retirement, the Committee determines in good faith that Mr. Lautz has breached any of his obligations to the Company or otherwise taken any willful action that has had a significant adverse effect upon the Company. Upon Retirement, the options may be exercised for a period of three (3) years (a) after the date of such Retirement, with respect to the amount of the options vested upon such date or (b) after the date of vesting, with respect to the amount of the options which is unvested at the time of Retirement but which becomes vested after Retirement, subject in both cases to the expiration of the stated term of such option.
Upon Mr. Lautz’s termination from employment with the Company for Cause, the Lautz Options shall terminate and will no longer be exercisable by Mr. Anderson.
Retirement of Named Executive Officer
Effective October 1, 2014, Mr. Haslam retired from the Company. Upon his retirement, Mr. Haslam forfeited 307,366 unvested option shares awarded on June 20, 2014, 750,000 unvested option shares awarded on March 8, 2012 and 1,283 unvested shares of restricted stock awarded on February 7, 2005. Mr. Haslam had until January 1, 2015 to exercise 22,254 vested option shares awarded on November 14, 2011 and 750,000 vested option shares awarded on March 8, 2012, but he did not exercise such option shares and these were also forfeited as of January 1, 2015.
Mr. Haslam will be paid $400,000 (the amount of his base salary upon retirement) over the twelve month period beginning October 1, 2014 through October 1, 2015 pursuant to the terms of his employment agreement. Through December 31, 2014, the Company paid Mr. Haslam approximately $88,000 in severance.
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2014 with respect to compensation plans under which the Company’s Common Stock may be issued.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders (1)	6,865,336	$0.54	2,634,664
Equity compensation plans not approved by stockholders (2)	4,234,098	0.51	0
Total	11,099,434	$0.53	2,634,664

(1)
Represents shares that may be issued pursuant to the Company’s 2004 Plan which provides for the grant of qualified incentive stock options, non-qualified stock options, deferred stock, restricted stock, restricted stock units, performance share awards, dividend equivalent rights and stock appreciation awards.

(2)
The Option Award was granted to W. Lance Anderson, the Company’s Chief Executive Officer, on March 15, 2011, directly by the Board of Directors and was not granted under the Company’s existing 2004 Plan. This Option Award is described above under the heading “Compensation Agreements with Named Executive Officers”.

BENEFICIAL OWNERSHIP
Beneficial Ownership of Common Stock by Directors, Management and Large Shareholders
The following table sets forth sets forth certain information with respect to the Company’s Common Stock beneficially owned by: (i) each person known by the Company to own of record or beneficially 5% or more of the Company’s Common Stock, (ii) each director, (iii) each Named Executive Officer and (iv) all officers and directors of the Company as a group, in each case based upon information available as of April 23, 2015 (unless otherwise noted).

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner (1)	Shares	Percent of Class (2)
W. Lance Anderson (3)	4,274,022	4.7%
Rodney E. Schwatken (4)	1,508,273	1.6%
Matthew Lautz (5)	545,398	*
Steve Haslam (6)	273,839	*
Edward W. Mehrer (7)	559,686	*
Gregory T. Barmore (8)	716,302	*
Art N. Burtscher (9)	303,293	*
Howard M. Amster (10)	3,866,690	4.2%
Barry A. Igdaloff (11)	7,677,463	8.4%
Robert G. Pearse (12)	—	*
Jeffrey E. Eberwein (13)	600,965	*
All current directors and executive officers as a group (11 persons) (14)	20,089,692	22.0%
Massachusetts Mutual Life Insurance Company(15)
1295 State Street, Springfield, MA 01111	19,258,775	21.1%

*	Less than 1%

(1)	The mailing address of each beneficial owner is 2114 Central Street, Suite 600, Kansas City, Missouri 64108, unless otherwise shown.

(2)	Based on 91,479,519 shares of Common Stock outstanding as of April 23, 2015.

(3)
Consists of 1,026,609 shares of common stock held directly; 36,111 shares of stock held in a trust with his spouse; 35,729 shares held by Mr. Anderson’s son which are deemed indirectly held by Mr. Anderson; and 3,175,573 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015.

(4)
Consists of 1,276 shares of common stock held directly; 60,267 shares of stock owned by the Rodney E. Schwatken Trust; and 1,446,730 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015.

(5)	Consists of 13,000 shares of common stock held directly; and 532,398 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015.

(6)
Mr. Haslam retired from the Company effective October 1, 2014. He held 273,839 shares of common stock directly as of the date of his last Form 4 filed with the SEC on August 13, 2014 and 1,283 shares of restricted stock, which were forfeited upon his retirement as described under the heading “Retirement of Named Executive Officer”. Mr. Haslam’s mailing address is 16347 Burniston Drive, Tampa, FL 33647.

(7)
Consists of 522,518 shares of common stock held directly; 1,000 shares of common stock owned by his spouse; 36,168 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015.

(8)
Consists of 590,134 shares of common stock held directly; 36,168 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015; and 90,000 shares of restricted stock.

(9)
Consists of 177,125 shares of common stock held directly; 36,168 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015; and 90,000 shares of restricted stock.

(10)
Consists of 2,966,250 shares of common stock held directly; 36,168 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015; 90,000 shares of restricted stock; and 774,272 shares of common stock held in two trusts for which Mr. Amster is the trustee.

(11)
Consists of 4,381,727 shares of common stock held directly; 36,168 shares of common stock issuable pursuant to options exercisable within 60 days of April 23, 2015; 90,000 shares of restricted stock; and 3,169,568 shares of common stock controlled by Mr. Igdaloff as a registered investment advisor.

(12)	Mr. Pearse currently does not own beneficially or of record any securities of the Company.

(13)
Consists of 600,965 shares of common stock held by Lone Star Value Investors, LP. Mr. Eberwein is the manager of Lone Star Value Investors GP, LLC, the general partner of Lone Star Value Investors, LP, and Mr. Eberwein is also the sole member of Lone Star Value Management, LLC, the investment manager of Lone Star Value Investors, LP which exercises voting and investment control over securities held by Lone Star Investors, LP.

(14)	Includes beneficial ownership of Brett Monger. Excludes beneficial ownership of Steve Haslam, who retired from the Company effective October 1, 2014.

(15)
Based on a Form 3 filed on December 14, 2011. The Form 3 indicates that as of December 14, 2011, Massachusetts Mutual Life Insurance Company (“MassMutual”) may be deemed to own beneficially and indirectly 19,258,775 shares of Common Stock held in one or more advisory accounts and private investment funds. Babson Capital Management LLC (“Babson Capital”) acts as investment adviser to these advisory accounts and private investment funds, and in such capacities may also be deemed to be the beneficial owner of the 19,258,775 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and holders of more than 10% of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Such officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such forms furnished to it, or written representations from reporting persons that no Form 5s were required for such persons, the Company believes that, during fiscal year 2014, all Section 16(a) filing requirements were satisfied.
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PARTIES; RELATED PARTY TRANSACTIONS
The Company has adopted a written policy that addresses the review, approval or ratification of any transaction, arrangement, or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, between the Company and any related party, in which the aggregate amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years. Under the policy, a related party of the Company includes:

•	Any executive officer, or any director or nominee for election as a director;

•	Any person who owns more than 5% of the Company’s voting securities;

•	Any immediate family member of any of the foregoing; or

•	Any entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% beneficial ownership interest.
Under the policy, the Board of Directors reviews the material facts of any related party transaction and approves it prior to its occurrence. If advance approval is not feasible, then the Board of Directors will either ratify the transaction at its next regularly scheduled meeting or the transaction will be rescinded. In making its determination to approve or ratify any related party transaction, the Board of Directors may consider such factors as (i) the extent of the related party’s interest in the transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the transaction are no less favorable than terms generally available to Company in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the transaction.
No director may engage in any Board of Directors discussion or approval of any related party transaction in which he or she is a related party, but that director is required to provide the Board of Directors with all material information reasonably requested concerning the transaction.
In conjunction with adopting this policy, the Board of Directors reviewed and approved any existing related party transactions.

Agreements and Transactions with Certain Executive Officers
Steve Haslam retired from the Company effective October 1, 2014, but was involved in certain transactions with the Company prior to his retirement. On March 8, 2012, the same date that Mr. Haslam entered into an employment agreement with the Company, Mr. Haslam and StreetLinks LLC entered into a Separation and Release Agreement (“Release Agreement”), pursuant to which Mr. Haslam’s employment with StreetLinks was terminated. Mr. Haslam’s termination by StreetLinks triggered the Company’s right of first refusal to purchase Mr. Haslam’s membership units of StreetLinks under the operating agreement of StreetLinks. Mr. Haslam held 1,927 membership units of StreetLinks which represents approximately 4.89% of the outstanding StreetLinks membership units. Pursuant to a Membership Interest Purchase Agreement, dated March 8, 2012, by and between Mr. Haslam and the Company (the “Haslam Purchase Agreement”), Mr. Haslam sold all of his 1,927 membership units of StreetLinks to the Company. The total purchase price under the Haslam Purchase Agreement is $6,112,500 (the “Haslam Purchase Price”), which is payable to Mr. Haslam as follows: $500,000 on March 8, 2012, $500,000 on June 30, 2012, $250,000 on the last day of each quarter thereafter until March 8, 2016, on which date the unpaid principal balance of $1,612,500 is to be paid, plus interest at the rate of four percent per annum, compounded quarterly, on the unpaid balance shall accrue and be paid with regard to all payments other than the initial payment. Through December 31, 2013, the Company had timely paid $2,250,000 in principal and $345,000 in interest to Mr. Haslam under the Haslam Purchase Agreement. Mr. Haslam’s sole remedy for non-payment by the Company under the Haslam Purchase Agreement was an equitable right to return of the amount of StreetLinks membership units attributable to the pro-rata portion of the Haslam Purchase Price then owed but not paid. On April 16, 2014, the Company and Mr. Haslam reached an agreement pursuant to which the Company returned to Mr. Haslam, and Mr. Haslam accepted in lieu of further payment, 1,218 membership units of StreetLinks attributable to the remaining pro-rata portion of the Haslam Purchase Price of $3,862,500 in principal and $234,000 in interest.
On April 16, 2014, the Company entered into the Purchase and Sale Agreement (the “Purchase and Sale Agreement”) by and among the Company, StreetLinks LLC, the members of StreetLinks LLC, (collectively, the “Sellers”) and Assurant Services LLC (the “Buyer”) to sell all of the membership units in StreetLinks LLC (the “Asset Sale Transaction”). The aggregate purchase price paid by the Buyer to the Sellers was $72 million structured as $60 million paid in cash upon closing and up to an additional $12 million paid post-closing in cash if StreetLinks generates certain measures of total revenue in 2015 and/or 2016.
Steve Haslam, the Company’s Senior Vice President and Chief Operating Officer at the time of the sale, owned approximately 3% of StreetLinks prior to sale transaction under the Purchase and Sale Agreement. He and the Company each constitute one of the “Sellers” under the Purchase and Sale Agreement. Under the Purchase and Sale Agreement, the Sellers are severally liable to the Buyer for breaches of representations, warrants and covenants. The Sellers will be liable to the Buyer for breaches of certain representations and warranties in the Purchase and Sale Agreement up to the amount of such Seller’s pro rata ownership in StreetLinks LLC prior to the Asset Sale Transaction. In the event a Seller is unable to make a required indemnification payment, then the Buyer may assign the right to such payment to the Company and in return the Company will make payment on the claim directly to the Buyer.
PROPOSAL 2 - RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected the accounting firm of Grant Thornton LLP to audit the Company’s financial statements for, and otherwise act as the Company’s independent registered public accounting firm with respect to the year ending December 31, 2015. The Audit Committee’s selection of Grant Thornton LLP for the current fiscal year is being presented to shareholders for ratification at the annual meeting. To the Company’s knowledge, neither Grant Thornton LLP nor any of its partners has any direct financial interest or any material indirect financial interest in the Company, or acted since the inception of the Company in the capacity of a promoter, underwriter, voting trustee, director, officer or employee of the Company. A representative of Grant Thornton LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she has the desire to do so and will be available to respond to appropriate questions from shareholders.
The ratification of Grant Thornton LLP as the independent registered public accounting firm will require the affirmative vote of a majority of the votes cast at the annual meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFYING THE SELECTION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Principal Accounting Firm Fees
For the fiscal years ended December 31, 2014 and 2013, Grant Thornton LLP and its respective affiliates, billed the Company for fees as follows:

	For the Fiscal Year Ended
	December 31,
	2014	2013
Audit fees (1)	$318,053	$310,975
Audit-related fees (2)	110,000	22,000
Total audit and audit-related fees	428,053	332,975
Tax fees	—	—
All other fees	—	—
Total	$428,053	$332,975

(1)	Audit fees consist principally of fees for the annual and quarterly reviews of the consolidated financial statements and assistance with and review of documents filed with the SEC.

(2)
For both 2014 and 2013, these fees represent additional services, consultations, etc. related to the Company's various discontinued operations, including the sale of StreetLinks, wind-down of Advent, and any related transactions.

The Audit Committee has adopted a policy with respect to the pre-approval of all audit and non-audit services provided by the independent auditors. All fees paid to the independent auditors for fiscal years 2014 and 2013 were pre-approved in accordance with these policies.
Annual Report on Form 10-K
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which contains audited financial statements and financial statement schedules, and subsequent amendments to the Annual Report on Form 10-K/A, may be obtained without charge by visiting the Company’s website at www.novationcompanies.com or upon written request to Novation Companies, Inc., Investor Relations, 2114 Central Street, Suite 600, Kansas City, MO 64108.
The Annual Report on Form 10-K and subsequent amendments to the Annual Report on Form 10-K/A include a list of all exhibits thereto. The Company will furnish written copies of such exhibits upon written request therefor and payment of the Company’s reasonable expenses in furnishing such exhibits.
The Company filed the certifications of its chief executive officer and chief financial officer required under Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with the SEC as exhibits to the Annual

Report on Form 10-K for the years ended December 31, 2014 and 2013 and updated those certifications as necessary to be filed with the SEC as exhibits to subsequent amendments to the Annual Report on Form 10-K/A.
PROPOSAL 3 - ADVISORY VOTE ON THE APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provides that the Company’s shareholders have the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC rules. As described in the Compensation Program Objectives and the Compensation of Named Executive Officers sections of this Proxy Statement, the Company’s compensation programs are designed to support its business goals and promote short-term and long-term profitable growth of the Company. The Company’s equity plans are intended to retain executives and further align their interests with those of our shareholders.
Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the Company is presenting the following “say-on-pay” proposal, which gives shareholders the opportunity to approve or not approve the Company’s compensation program for named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, by voting for or against the resolution set out below. While the Company’s Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding on the Company, the Compensation Committee or the Board of Directors and is advisory in nature.
The Board of Directors and the Company’s Compensation Committee value the opinions of our shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, the Company, the Board of Directors and the Compensation Committee will consider the results of the vote in future compensation deliberations. This is demonstrated by the Board of Director’s comprehensive evaluation of the Company’s compensation program in light of 2014 Say-on-Pay Results as described in this Proxy Statement under the heading “Comprehensive Review of Executive Compensation”.
For the advisory vote seeking approval of named executive officer compensation, the affirmative vote of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the meeting, is required. Abstentions with respect to the advisory vote on executive compensation will have the same effect as a vote against the proposal. Broker non-votes will be excluded entirely and will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE “FOR” THE FOLLOWING RESOLUTION:
“RESOLVED, that the shareholders of Novation Companies, Inc. approve, on an advisory basis, compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Program Objectives, compensation tables and narrative discussion.”

PROPOSAL 4 - APPROVE AND ADOPT THE COMPANY’S 2015 INCENTIVE STOCK PLAN
The Board of Directors has approved and recommends that the shareholders vote for the approval and adoption of the 2015 Incentive Stock Plan (the “2015 Plan”). The 2015 Plan is intended to replace the Company’s 2004 Incentive Stock Plan, as amended from time to time (the “2004 Plan”). The 2004 Plan was originally adopted by the Company on March 11, 2004, and approved by the Company’s shareholders on June 8, 2004. The 2004 Plan has been amended and restated on several occasions, most recently by approval of the shareholders at the 2014 Annual Meeting in order to increase the number of authorized shares of Company Common Stock permitted to be issued under the 2004 Plan to 9,500,000 shares and by approval of the Board of Directors on March 2, 2015 in order to better align the 2004 Plan with industry best practices for acceleration of vesting and payments upon a “change of control” event.
On April 1, 2015, the Board approved the 2015 Plan, subject to the approval of the shareholders at the 2015 annual meeting. The 2015 Plan is attached as Appendix A to this Proxy Statement.
Reasons for the 2015 Plan
The Company desires to implement the 2015 Plan to replace the 2004 Plan in order to better reflect the Compensation Committee’s overall compensation strategy of aligning the interests of management with the increased profitability of the Company and the interests of the Company’s shareholders, and to better align with industry best practice. The 2015 Plan is one part of the Company’s comprehensive review of its compensation strategy, as discussed in this Proxy Statement under the heading “Comprehensive Review of Executive Compensation”.
The 2015 Plan provides for the Compensation Committee to grant awards of nonqualified stock options, incentive stock options, restricted stock, restricted stock units and cash awards to employees, non-employee directors and consultants and independent contractors.
The Board has authorized a share reserve of 5,397,974 shares for the 2015 Plan, which is equal to the 1,897,974 shares remaining available under the 2004 Plan plus an additional 3,500,000 shares. If shareholders approve the 2015 Plan, no future awards will be made by the Company under the 2004 Plan. Outstanding awards in the 2004 Plan shall continue in accordance with their terms and shall not be affected by the adoption of the 2015 Plan.
We believe the share reserve of 5,397,974 shares for the 2015 Plan (an increase in the number of shares available under compensation plans by 3,500,000 shares) is necessary to enable the Company to use the 2015 Plan to implement its planned awards of restricted stock to directors in lieu of cash while continuing to enable the Company to achieve its employee performance, recruiting, retention and incentive goals. In determining the number of shares to be added to the total number of shares reserved for issuance under the 2015 Plan, the Compensation Committee and the Board considered the following:

•
Director Compensation: The Compensation Committee and the Board considered the forecasted award of over 1,000,000 shares of restricted stock to our directors beginning July 1, 2015 as discussed under the heading “Director Compensation for 2015” of this Proxy Statement.

•
Remaining Competitive: The Compensation Committee and the Board considered the importance of maintaining an adequate pool of additional shares under the 2015 Plan to attract, retain and reward our high-performing employees.

•
Historical Grants: The Compensation Committee and the Board considered the historical amounts of equity awards we have granted in the past three years. In fiscal years 2012, 2013 and 2014, we granted awards under the 2004 Plan representing 5,993,560 shares.

The 2015 Plan also provides for the following sub-limits:

•	No more than 2,500,000 shares of stock subject to awards to a participant per calendar year.

•	No more than 3,500,000 shares of stock subject to awards to non-employee directors in the aggregate over the term of the 2015 Plan.

•	No more than $1,000,000 for any cash-based award that is intended to satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) per calendar year.
Material Terms of the 2015 Plan
The 2015 Plan provides for the payment of certain awards that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (“Section 162(m)”). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to our chief executive officer or any of our three other most highly compensated officers (other than our chief financial officer), such compensation must qualify as “performance-based”. One of the requirements of “performance-based compensation” for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the shareholders at least once every five years. Shareholder approval of this Proposal 4 is intended to constitute approval of the 2015 Plan for purposes of the shareholder approval requirements of Section 162(m). There can be no guarantee, however, that amounts payable under the 2015 Plan will be treated as qualified “performance-based compensation” under Section 162(m) or that the Company or the administrator of the 2015 Plan will design awards under the 2015 Plan to qualify as “performance-based compensation” under Section 162(m).
The following summary of the material terms of the 2015 Plan does not purport to be a complete description of all provisions of the 2015 Plan. It is qualified in its entirety by reference to the complete text of the 2015 Plan, which is attached as Appendix A and incorporated herein by reference.
Term
The 2015 Plan shall terminate 10 years after its approval and adoption by the Board and no award shall be granted under the 2015 Plan after the expiration of its term. Awards outstanding at the termination of the 2015 Plan shall continue in accordance with their terms and shall not be affected by the 2015 Plan’s termination.
Purpose
The purpose of the 2015 Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, non-employee directors, consultants and independent contractors and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of awards. By granting awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Company and its shareholders.
Awards
The following awards (the “Awards”) may be granted under the 2015 Plan: nonqualified stock options, incentive stock options, restricted stock, restricted stock units and cash awards, or any combination of the foregoing.

Administration
The 2015 Plan is administered by the Compensation Committee, which shall be appointed by the Board. The Board may from time to time appoint members of the Compensation Committee in substitution for members previously appointed and may fill vacancies. The Compensation Committee shall act pursuant to a vote or the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members. Subject to limitations prescribed by the 2015 Plan and the Board, the Compensation Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable and in the best interests of the Company.
The Board shall have the discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m). Nothing in the 2015 Plan creates an inference that an award is not validly granted under the 2015 Plan in the event that such award is granted under the 2015 Plan when the Compensation Committee does not consist solely of two or more independent non-employee outside directors.
Subject to the terms of the 2015 Plan, the Compensation Committee Charter and applicable law, the Compensation Committee has the authority to construe and interpret the 2015 Plan and apply its provisions, to promulgate, amend and rescind rules and regulations relating to the administration of the 2015 Plan, to authorize persons to execute instruments on behalf of the Company required to carry out the purposes of the 2015 Plan and to delegate its authority to one or more officers of the Company with respect to awards that do not involve “covered employees” within the meaning of Section 162(m). The Compensation Committee has authority to select the participants to whom Awards are granted. It also determines when Awards are to be granted under the 2015 Plan, the applicable grant date, the number of common shares subject to each Award and the terms and conditions of each Award granted under the 2015 Plan. The Compensation Committee has discretionary authority to determine whether each option granted is to be an incentive stock option or a non-qualified stock option and to select the performance goals for awards subject to the satisfaction of performance goals.
The Compensation Committee also has authority to (i) amend any outstanding Awards, (ii) determine the duration and purpose of leaves of absences which may be granted to a participant without constituting termination of their employment for purposes of the 2015 Plan, (iii) make decisions with respect to outstanding Awards and the 2015 Plan necessary upon a change in corporate control, and (iv) accelerate vesting of an Award or the time at which an Award may first be exercised, subject to the requirements of Section 409A of the Code.
Notwithstanding the foregoing, the Compensation Committee may not, without the approval of the Company’s shareholders (i) reduce the purchase price of the stock under an option, (ii) cancel an option in exchange for cash or another Award when the exercise or grant price per share exceeds the fair market value of the share, or (iii) take any action with respect to an option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded.
The Compensation Committee may interpret, administer, reconcile any inconsistency in, correct any defect and supply any omission in the 2015 Plan and any instrument or agreement relating to, or Award granted under, the 2015 Plan and may exercise discretion to make any determinations which it determines to be necessary or advisable for the administration of the 2015 Plan.
Eligible Persons
Officers and employees of the Company or its subsidiaries, consultants and independent contractors of the Company or its subsidiaries, as well as non-employee directors of the Company are eligible to be granted Awards under the 2015 Plan. The participants under the 2015 Plan are selected from time to time by the Compensation Committee, in its sole discretion, from among the eligible employees and consultants and independent contractors recommended by the senior management of the Company. The Company estimates the number of eligible persons to be approximately 200.
Incentive stock options may only be granted to our officers and employees. Under current law, incentive stock options may not be granted to any director who is not also an employee, or to directors, officers, and other employees of entities unrelated to us. The Company’s non-employee directors are also ineligible to receive cash-based awards.
Shares Subject to the 2015 Plan
Subject to anti-dilution provisions for stock splits, stock dividends and similar events described below, the 2015 Plan currently makes available and reserves 5,397,974 shares of Common Stock for Awards under the 2015 Plan. This share reserve for the 2015 Plan equals the 1,897,974 shares remaining available under the 2004 Plan plus an additional 3,500,000 shares. If shareholders approve the 2015 Plan, no future awards will be made by the Company under the 2004 Plan.
The number of shares of Common Stock subject to an Award are counted on a one-for-one basis against the aggregate number of shares of Common Stock available for issuance under the 2015 Plan. If any Award (or any Award of stock options, restricted stock or performance shares under the 2004 Plan granted prior to the effective date of the 2015 Plan) shall expire or terminate for any reason, the shares subject to the Award shall again be available for the purposes of the 2015 Plan. Any such shares that again become available for grant shall be added back as one (1) share for every one (1) share subject to an Award.
Any shares of stock which are used by a participant as full or partial payment to the Company of the purchase price to exercise an option (or a stock option under the 2004 Plan) shall not be available again for the purposes of the 2015 Plan. To the extent any shares subject to an Award or an award under the 2004 Plan are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such withheld shares shall not be available again for the purposes of the 2015 Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options (or stock options under the 2004 Plan) shall not be available for the purposes of the 2015 Plan.
The 2015 Plan also provides for the following sublimits: (i) the maximum number of shares of stock subject to Awards which may be granted during a calendar year to a participant shall be 2,500,000 (any cancelled Awards shall continue to be counted toward such limitation); (ii) the maximum number of shares of stock subject to Awards which may be granted to non-employee directors shall be 2,500,000 in the aggregate over the term of the 2015 Plan; (iii) the maximum amount of any cash-based award that is intended to satisfy the performance-based exception under Section 162(m) which may granted during a calendar year is $1,000,000; and (iv) the maximum aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000.
The 2015 Plan provides that, in the event of changes in the outstanding stock by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the 2015 Plan and the maximum number of shares as to which Awards may be granted to an individual shall be appropriately adjusted by the Compensation Committee, and the number and class of shares subject to outstanding Awards and the purchase prices, if applicable, shall be adjusted pursuant to such provisions as are determined by the Compensation Committee and contained in the applicable Award agreement.

Options
The 2015 Plan provides for Awards of incentive stock options and non-qualified stock options (each an “Option”) in accordance with the following terms and conditions:
Eligibility
Incentive stock options may be granted to any participant who is an employee of the Company (or one of its subsidiaries). A non-qualified stock option may be granted to any employee, non-employee director, consultant or independent contractor selected by the Compensation Committee.
Purchase Price
The purchase price of the stock under each Option shall not be less than 100% of the fair market value of the stock on the date such Option is granted. If a participant owns more than 10% of the total combined voting power of all classes of stock of the Company or one of its subsidiaries, the purchase price of the stock under each incentive stock option shall not be less than 110% of the fair market value of the stock on the date such Option is granted.
Option Exercise
The Compensation Committee has the discretion under the 2015 Plan to provide for the purchase price of the stock under an Option upon the exercise of the Option to be paid in full in cash, shares of Common Stock, through a cashless or net exercise, or through any combination of these methods or any other form of legal consideration acceptable to the Compensation Committee.
No shares of stock may be tendered in exercise of an incentive stock option if such shares were acquired by the participant through the exercise of an incentive stock option unless (a) such shares have been held by the participant for at least one year, and (b) at least two years have elapsed since such prior incentive stock option was granted.
Term of Options
Options must terminate no more than 10 years from the date granted, provided that in the case of a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company or one of its subsidiaries, any incentive stock option must terminate no more than 5 years from the date granted. Options may be granted on terms providing for exercise at such time or times, and subject to such restrictions and conditions, as the Compensation Committee shall, in each instance, approve, which need not be uniform for all participants.
Exercisability after Termination of Service
Unless otherwise provided in a participant’s Award agreement, a participant may exercise his or her Option upon termination of such participant’s service with the Company to the extent exercisable for a period of 3 months following termination or until the expiration of the term of the Option, whichever is shorter.
If a participant is terminated for “cause” (as defined in the applicable Award agreement or, if not defined in the Award agreement, in such participant’s employment or services agreement, if applicable) all Options (whether or not vested) immediately terminate and cease to be exercisable.
Unless otherwise provided in a participant’s Award agreement, if a participant’s service terminates due to his or her “disability” (as defined in the 2015 Plan), the participant may exercise his or her Option to the extent exercisable upon termination of such participant’s service with the Company for a period of 12 months following termination or until the expiration of the term of the Option, whichever is shorter.

Unless otherwise provided in a participant’s Award agreement, if a participant’s service terminates due to his or her death, the participant’s estate (or other person who acquired the right to exercise the Option by bequest, inheritance or designation) may exercise the Option to the extent exercisable upon the participant’s death for a period of 12 months following the participant’s death or until the expiration of the term of the Option, whichever is shorter.
Additional Requirements for Incentive Stock Options
The maximum aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. A participant who disposes of stock acquired upon the exercise of an incentive stock option either (i) within 2 years after the date of grant of such incentive stock option or (ii) within 1 year after the transfer of such shares to the participant, must notify the Company of such disposition and the amount realized.
Restricted Stock
The 2015 Plan provides for Awards of restricted stock (“Restricted Stock”), which are shares of Common Stock issued with the restriction that the holder may not sell, transfer, pledge or assign such share until the satisfaction or lapse of vesting restrictions established by the Compensation Committee.
The terms of an Award of Restricted Stock may include, but are not limited to, the requirement that the participant pay a purchase price for the Award, the provision of services for the Company (or an affiliate) over a specified period of time, employment on a specified date, the achievement of performance goals established under the 2015 Plan (described below) or applicable securities laws restrictions.
Subject to the restrictions set forth in the Award agreement, during any period during which an Award of Restricted Stock is restricted and subject to substantial risk of forfeiture, participants holding such Restricted Stock may exercise full voting rights with respect to such shares while they are restricted. Any dividends or dividend equivalents may be paid currently or may be credited to a participant’s account as the Compensation Committee may establish.
To the extent any shares of Restricted Stock are forfeited, the stock certificates (if any) shall be returned to the Company and all rights of the participant to the shares and as a shareholder with respect to such shares shall terminate without further obligation of the Company.
Restricted Stock Units
The 2015 Plan also provides for Awards of restricted stock units (“RSUs”), which are bookkeeping entries representing an amount equal to the fair market value of one share of Common Stock, which amount may be paid to the participant in shares or cash as determined by the Compensation Committee, in its sole discretion, upon the satisfaction of vesting restrictions established by the Compensation Committee, in its sole discretion.
The terms of an Award of RSUs may include, but are not limited to, the provision of services for the Company (or an affiliate) over a specified period of time, employment on a specified date, the achievement of performance goals established under the 2015 Plan (described below) or applicable securities laws restrictions.
Subject to the restrictions set forth in the Award agreement, during any period during which an Award of RSUs is restricted and subject to substantial risk of forfeiture, participants holding RSUs shall have no rights to dividends or dividend equivalents with respect to shares subject to such RSUs other than as the Compensation Committee provides, in its discretion, in an Award agreement, and shall have no voting rights with respect to such Awards. Any dividends or dividend equivalents may be paid currently or may be credited as the Compensation Committee may establish.
Payment to a participant upon the vesting of RSUs will be made as soon as practicable after the date determined by the Compensation Committee and set forth in the Award agreement, but no later than March 15 of the year following the year in which such RSUs are no longer subject to substantial risk of forfeiture. The Compensation Committee may, in its sole discretion, settle RSUs in cash, shares of Common Stock, or a combination of both.
To the extent any RSUs are forfeited, all rights of the participant to such RSUs shall terminate without further obligation of the Company.
Cash Based Awards
Cash-based awards (“Cash-Based Awards”) may also be granted under the 2015 Plan by the Compensation Committee to participants other than non-employee directors. A Cash-Based Award shall be subject to terms and conditions as may be determined by the Compensation Committee and shall be subject to the satisfaction of such requirements as may be established by the Compensation Committee and set forth in the Award agreement. Such requirements may include the provision of services for the Company (or an affiliate) over a specified period of time, employment on a specified date, or the achievement of performance goals established under the 2015 Plan (described below). Cash-Based Awards granted under the 2015 Plan shall be payable in cash no later than March 15 of the year following the year in which the Cash-Based Award is no longer subject to a substantial risk of forfeiture.
Performance Goals
The Compensation Committee may, in its sole discretion, determine that certain Awards under the 2015 Plan be subject to the satisfaction of performance goals established by the Compensation Committee and provided in an Award agreement. An Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be granted by the Compensation Committee in a manner to satisfy the requirements of Section 162(m) and the regulations thereunder. Performance goals shall be chosen by the Compensation Committee, in its sole and absolute discretion, from among the following: earnings per share; sales; earnings; cash flow; profitability; revenues; financial return ratios; market performance; stockholder return and/or value; operating profits (including earnings before income taxes, depreciation and amortization); net profits; earnings per Share growth; profit returns and margins; Stock price; working capital; business trends; project milestones; gross margin; operating margin; net margin; market share; expense margins; earnings before interest or taxes; earnings before interest, taxes, depreciation or amortization; net assets; working capital; asset turnover; working capital turnover; debt to equity; debt to capital; return on equity; return on assets; return on net assets; return on invested capital; return on gross assets; cash flow return on investment; cash value added; price to earnings ratio; market to book ratio; market to capital ratio; cost of capital; cost of debt; cost of equity; market risk premium; Stock price appreciation with or without divisions; total stockholder return; economic value added; economic profit; sales growth percents; cash flow growth year over year; return on total capital; new customers; new seat licenses; minutes used; or any combination of the foregoing.
The Compensation Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Award. The Compensation Committee shall have the discretion to adjust Awards subject to these performance goals downward.

Vesting and Acceleration
Unless otherwise determined by the Compensation Committee, in its sole discretion, and provided in the applicable Award agreement, Options shall vest and become exercisable, and Restricted Stock and RSUs shall vest over a period of not less than 1 year.
The Compensation Committee may, in its sole discretion, provide in an Award agreement for the accelerated vesting of an Option, Restricted Stock Award or RSUs in the event of the participant’s death, disability, involuntary termination of employment without cause, voluntary termination of employment for good reason, or retirement at or after an age specified by the Compensation Committee or as set forth in such Award agreement, or upon the occurrence of a “change of control” to the extent provided in the 2015 Plan.
Effect of Change of Control
The 2015 Plan has adopted “double trigger” change of control acceleration. In the event of a “Change of Control” (as defined below), notwithstanding any provisions of the 2015 Plan or an Award agreement to the contrary, the following provisions apply:

1.
If and to the extent that outstanding Awards under the 2015 Plan (a) are assumed by the successor corporation (or an affiliate of the successor) or continued or (b) are replaced with equity awards that preserve the existing value of the Awards at the time of the Change of Control and provide for subsequent payout in accordance with a vesting schedule and performance goals, as applicable, that are the same or more favorable to the participants than the vesting schedule and performance goals applicable to the Awards, then all such Awards or such substitutes for them shall remain outstanding and be governed by their respective terms and the provisions of the 2015 Plan, subject to paragraph 4 below.

2.
If and to the extent that outstanding Awards under the 2015 Plan are not assumed, continued or replaced in accordance with paragraph 1 above, then upon the Change of Control the following treatment shall apply to such Awards: (i) any Awards subject to vesting based only on continued service with the Company (or an affiliate) shall immediately become fully vested, and as applicable such Awards shall become exercisable with respect to 100% of the shares subject to the Award for a period of three years from the closing date of the Change of Control; (ii) any performance goals applicable to any Awards shall be deemed to have been achieved at the target performance level and such Awards shall immediately become vested as to a pro rata portion of such Award based on the portion of the performance period that has been completed at the time of the Change of Control (or, if paragraph 4 below is applicable, termination of employment); and (iii) any other restrictions and conditions applicable to such Awards shall immediately lapse; provided, however, unless the Change of Control is a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (within the meaning of Code Section 409A), a Change of Control shall not accelerate the time of payment of Awards and amounts payable under the Plan that are deferred compensation subject to Code Section 409A.

3.
If and to the extent that outstanding Awards under the 2015 Plan are not assumed, continued or replaced in accordance with paragraph (1) above, then the Compensation Committee, in its sole discretion, may provide for cancellation of such outstanding Awards at the time of the Change of Control in which case a payment of cash, property or a combination of cash or property shall be made to each such participant, upon the consummation of the Change of Control, in an amount that is determined by the Compensation Committee in its sole discretion to be equivalent to the value of the Award (net of any applicable purchase price in the case of Options) based upon the price per share of stock received or to be received by other shareholders of the Company pursuant to the Change of Control (except that, in the case of Options, such payment shall be limited as necessary to prevent the Option from being subject to Code Section 409A).

4.
If and to the extent that (i) outstanding Awards are assumed, continued or replaced in accordance with paragraph 1 above, and (ii) a participant’s employment with, or performance of services for, the Company (or an affiliate) or the successor (or an affiliate of the successor) is terminated by the Company (or an affiliate) or the successor (or an affiliate of the successor) without cause (as defined in the applicable Award agreement or, if not defined in such Award agreement, in the participant’s employment or services agreement, if applicable) within the 18 month period commencing on the closing of the Change of Control, then, as of the date of such Participant’s termination, the Change of Control treatment in paragraph 2 above shall apply to all assumed, continued or replaced Awards of such participant then outstanding.

Under the 2015 Plan, “Change of Control” means the following with respect to the Company:

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any “person” or “group,” as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Act”) or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change of Control);

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during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company’s shareholders was approved by at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof;

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the shareholders of the Company approve a merger or consolidation of the Company with any other corporation and such merger or consolidation is consummated, other than a merger or consolidation (i) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and Directors retain their positions with the Company (and constitute at least a majority of the Board); or

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the shareholders of the Company approve a plan of complete liquidation or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated.

Company Withholding
Prior to the delivery of any shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign income, employment or other taxes required to be withheld with respect to such Award (or exercise thereof).

The Compensation Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable shares having a fair market value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned shares having a fair market value equal to the statutory amount required to be withheld, provided the delivery of such shares will not result in any adverse accounting consequences, as the Compensation Committee determines in its sole discretion, or (iv) selling a sufficient number of shares otherwise deliverable to the participant through such means as the Compensation Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.
The amount of the withholding requirement will be deemed to include any amount which the Compensation Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The fair market value of the shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
Transferability
Unless otherwise determined by the Compensation Committee and expressly set forth in an Award agreement, an Award granted under the 2015 Plan shall, by its terms, be non-transferable otherwise than by will or the laws or descent and distribution and an Award may be exercised, if applicable, during the lifetime of the participant thereof, only by the participant or his or her guardian or legal representative. Notwithstanding the above, the Compensation Committee may not provide in an Award agreement that an incentive stock option is transferable.
Clawback Policy; Noncompetition, Nonsolicitation and Nondisclosure
An Award agreement may provide, in the sole discretion of the Compensation Committee, that any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement or otherwise.
If the participant, without the consent of the Company, while employed by or providing services to the Company or one of its subsidiaries or after termination of such employment or service, violates a noncompetition, nonsolicitation or nondisclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or one of its subsidiaries as determined by the Compensation Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Compensation Committee’s discretion, be cancelled, and (ii) the Compensation Committee, in its discretion, may require the participant or other person to whom any payment has been made or shares or cash have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award agreement.
Amendment and Termination of the 2015 Plan
The Board may at any time terminate the 2015 Plan, or make such modifications to the 2015 Plan as it shall deem advisable; provided, however, that the Board may not, without further approval by the shareholders of the Company, increase the maximum number of shares as to which Awards may be granted under the 2015 Plan (except under the anti-dilution provisions described above) or change the class of employees to whom incentive stock options may be granted, or withdraw the authority to administer the 2015 Plan from the Compensation Committee. No termination or amendment of the 2015 Plan may, without the consent of the participant to whom any Award shall theretofore have been granted, adversely affect the rights of such participant under such Award.
Federal Income Tax Consequences
Non-Qualified Options. A participant will not recognize income upon the grant of a non-qualified option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, generally he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of stock on the date the option is exercised over the exercise price paid for stock, and the Company will then be entitled to a corresponding deduction at the same time as, and in an amount equal to, the income realized by the participant.
Depending upon the period shares of stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.
Incentive Stock Options. A participant who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the exercise price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the excess of the lesser of the fair market value on the date of exercise or the amount for which the stock is sold over the exercise price the recipient paid for the stock will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the recipient sells the stock for less than the exercise price he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.
Exercise of an incentive option may subject a recipient to, or increase a recipient’s liability for, the alternative minimum tax.
Restricted Stock. A participant will not be taxed upon the grant of a Restricted Stock Award. However, when the shares of stock that are subject to the Restricted Stock Award are transferable by the participant or are no longer subject to a “substantial risk of forfeiture,” as defined in the Code, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the Award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a Restricted Stock Award, he or she may include the fair market value of the stock subject to the stock Award, less any amount paid for such stock, in income at that time and the Company also will be entitled to a corresponding deduction at that time.

Restricted Stock Units. A participant will not recognize income upon the grant of RSUs. Generally, at the time a participant receives payment under any such Award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of stock received, and the Company will then be entitled to a corresponding deduction at the same time as, and in an amount equal to, the income realized by the participant.
Company Deductions. If applicable withholding requirements are met, we generally will be entitled to a tax deduction in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. However, Section 162(m) contains specific rules regarding the federal income tax deductibility of compensation paid to our chief executive officer or any of our three other most highly compensated officers (other than our chief financial officer). The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it qualifies as “performance-based compensation” for purposes of Section 162(m). Requirements for “performance-based compensation” under Section 162(m) include (1) the establishment of a maximum number of shares with respect to which Awards may be granted to any one employee during a specified time period and, with respect to Cash-Based Awards, the maximum amount of compensation that could be paid to an employee if the performance goal is attained, (2) inclusion in the grant of Awards of performance goals which must be achieved prior to accrual or payment, (3) disclosure to, and approval by, the shareholders of certain material terms of the 2015 Plan and (4) certification by the Compensation Committee that the performance goals have been met. Shareholder approval of this Proposal 4 is intended to constitute approval of the 2015 Plan for purposes of the shareholder approval requirements of Section 162(m). There can be no guarantee, however, that amounts payable under the 2015 Plan will be treated as qualified “performance-based compensation” under Section 162(m). The Board and the Compensation Committee believe that the potential deductibility of the compensation payable under the 2015 Plan should be only one of a number of relevant factors taken into consideration in granting Awards, and not the sole or primary factor, and there can be no guarantee that the that the Compensation Committee will design Awards under the 2015 Plan to qualify as “performance-based compensation” under Section 162(m).
THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2015 INCENTIVE STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
New Plan Benefits
As discussed above under the heading “Director Compensation for 2015”, on May 14, 2015, the Compensation Committee approved awards of restricted stock to our directors effective July 1, 2015 in lieu of their cash compensation. If the 2015 Plan is approved by shareholders, these awards, which amount to approximately 1,031,250 shares of restricted stock based upon the closing price of $0.32 on May 13, 2015, will be granted under the 2015 Plan. The actual number of shares of restricted stock awarded may be higher or lower depending upon the closing price of our Common Stock on the date of grant. The number and terms of other Awards which will be granted in the remainder of 2015 and in future periods under the 2015 Plan is not presently determinable as the Administrator has sole discretion to determine whether to grant Awards and the terms thereof.

The table below sets forth the forecasted awards over the twelve-month period following the 2015 Annual Meeting to our directors as a group:
New Plan Benefits
2015 Incentive Stock Plan

Name and Position	Dollar Value ($)	Number of Units
Non-Executive Director Group	330,000 (2)	1,031,250 (1)

(1)
Based on the closing share price of $0.32 on May 13, 2015. The actual number of shares of restricted stock awarded may be higher or lower depending upon the closing price of our Common Stock on the date of grant.

(2)	This includes the $10,000 to be paid to the new chair of the audit committee. The Board intends to appoint a new chair sometime after the 2015 Annual Meeting.
Awards Outstanding Under Existing Grants
Our current capital structure consists of 91,479,519 shares of outstanding Common Stock as of our record date. The table below represents our potential overhang levels based on our fully-diluted Common Stock outstanding. As of May 7, 2015, there were (i) 10,667,840 shares subject to outstanding stock options at a weighted average exercise price of $0.59 and with a weighted average remaining life of 6.3 years, (ii) 360,000 unvested and outstanding restricted stock shares, and (iii) 1,897,974 unissued shares. Accordingly, as of May 7, 2015, the 12,925,814 shares unissued or subject to our outstanding equity awards (commonly referred to as the “overhang”) represented approximately 14.1% of our outstanding shares.

Equity awards outstanding as of May 7, 2015	10,667,840	(1)
Shares available for grant under the 2004 Plan	1,897,974
Shares requested under the 2015 Plan	5,397,974	(2)
Total Potential Dilution	16,065,814	(2)
Potential Dilution as a Percentage of Fully-Diluted Common Stock Outstanding	14.9%	(2)

(1)
Includes 4,234,098 shares of Common Stock covered by the option granted to Lance Anderson on March 15, 2011 pursuant to the Stock Option Agreement between the Company and Mr. Anderson (as amended and restated on March 2, 2015).

(2)
Although the 2015 Plan provides for a share reserve of 5,397,974 shares of Common Stock, 1,897,974 of these shares are equal to the number of shares available under the 2004 Plan and, upon approval by the shareholders of the 2015 Plan, no future awards will be granted under the 2004 Plan. As such, we have not included these 1,897,974 shares under the 2015 Plan as additional shares to calculate the total potential dilution. If such shares were counted, total potential dilution would be 17,963,788, which would be a potential dilution of 16.7% of fully-diluted Common Stock outstanding.

The Company’s current annual burn rate (the “Burn Rate”), which is the rate at which the Company uses shares available for grant, is calculated as the weighted average burn rate over the last three calendar years and is equal to 2.2%. At the current Burn Rate, the Company expects that the shares of Common Stock authorized under 2015 Plan, if approved, will enable it to make grants to participants for the foreseeable future.

The following table shows the calculation of our Burn Rate for awards to employees and non-employee directors over the most recent three calendar years:

	2012	2013	2014
Time-Based Awards Granted
Options	1,750,000	550,000	3,693,560
Full-value (restricted stock)	0	0	0
Total	1,750,000	550,000	3,693,560

Weighted Average Common Shares Outstanding	90,577,541	90,776,211	90,926,111
Burn Rate	1.9%	0.6%	4.1%
Weighted Average Burn Rate 2.2%
THE BOARD OF DIRECTORS HAS ADOPTED THE 2015 INCENTIVE STOCK PLAN SUBJECT TO SHAREHOLDER APPROVAL AND BELIEVES IT IS ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY AND THE SHAREHOLDERS TO APPROVE THE 2015 INCENTIVE STOCK PLAN. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2015 INCENTIVE STOCK PLAN.
BACKGROUND TO NOL PROTECTION PROPOSALS (PROPOSALS NOS. 5 AND 6)
Our past operations generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2014, we had approximately $650.1 million in federal NOLs, to expire in years 2025-2034. Because we maintain a full valuation allowance against our deferred tax assets, no portion of the deferred tax asset attributable to our federal NOLs is currently recognized on the Company’s balance sheet in accordance with FASB ASC Topic 740. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.
Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of our Common Stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.
If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.
On June 23, 2011, the Company’s shareholders voted in favor of amendments to the Company’s Articles of Amendment and Restatement designed to protect the long-term tax benefits presented by our NOLs and the Articles of Amendment and Restatement were filed with the State of Maryland on June 27, 2011 (the “Original Protective Amendment”). The Original Protective Amendment expired in June 2014. After careful consideration, our Board determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to adopt an amendment to our Articles of Amendment and Restatement (the “Protective Amendment”) that renews the Original Protective Amendment and makes certain other technical changes described below under Proposal 5 and to maintain our Rights Agreement, dated as of September 15, 2011, with Computershare Trust Company, N.A. (the “NOL Rights Plan”).
The Protective Amendment, which is designed to prevent certain transfers of our securities that could result in an ownership change, is described below under Proposal 5 and the complete text of the form of Articles of Amendment and Restatement reflecting the Protective Amendment is attached as Appendix B to this Proxy Statement. The Protective Amendment will not be put into effect unless and until it is approved by shareholders at the Annual Meeting.
On June 20, 2014, our Board approved and we entered into a First Amendment to Rights Agreement, which extended the term of the NOL Rights Plan through June 28, 2016. The complete text of the NOL Rights Plan (as amended) is attached as Appendix C to this Proxy Statement. Pursuant to the NOL Rights Plan, we issued certain stock purchase rights to shareholders with terms designed to deter transfers of our Common Stock that could result in an ownership change, as described more fully under Proposal 6. If shareholder ratification is not received on this Proposal 6, the Board will act to amend the NOL Rights Plan to expire promptly following the Annual Meeting.
Our Board urges shareholders to read Proposals Nos. 5 and 6, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the NOL Rights Plan” and the complete text of the Articles of Amendment and Restatement incorporating the Protective Amendment and the NOL Rights Plan, which are attached as Appendix B and Appendix C to this Proxy Statement, respectively. It is important to note that neither measure offers a complete solution and that an ownership change may occur even if the Protective Amendment and the NOL Rights Plan are approved by shareholders. The limitations of these measures are described in more detail below.
Because of their individual limitations, the Board believes that the adoption of both measures is appropriate and that together they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board recommends that shareholders approve both the Protective Amendment and the NOL Rights Plan.
Proposal 5 relating to the Protective Amendment and Proposal 6 relating to the NOL Rights Plan are independent voting items. If Proposal 5 fails to receive the required vote, then Proposal 6 may still be passed by the shareholders. Likewise, if Proposal 6 fails to receive the required vote, then Proposal 5 may still be passed by the shareholders.

PROPOSAL 5 - APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY’S ARTICLES OF AMENDMENT AND RESTATEMENT DESIGNED TO PROTECT THE TAX BENEFITS OF THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS
For the reasons described above under “Background to NOL Protection Proposals (Proposals Nos. 5 and 6)”, our Board recommends that shareholders adopt the Protective Amendment to our Articles of Amendment and Restatement. The Protective Amendment is designed to prevent certain transfers of our Common Stock that could result in an ownership change under Section 382 of the Code and, therefore, significantly impair the value of our NOLs. The Board believes it is in the Company’s and the shareholders’ best interests to adopt the Protective Amendment to protect our NOLs.
The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our Common Stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our Common Stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing the purchasers to receive their money back from prohibited purchases. Our Board has adopted resolutions approving and declaring the advisability of amending our Articles of Amendment and Restatement as described below and the complete text of the Articles of Amendment and Restatement reflecting the Protective Amendment is attached as Appendix B to this Proxy Statement. The Protective Amendment will not become effective unless approved by shareholders at the 2015 Annual Meeting.
The Protective Amendment, if approved by shareholders, would become effective upon the filing of the Articles of Amendment and Restatement with the State of Maryland, which we would expect to do as soon as practicable after the Protective Amendment is approved by shareholders.
The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment, which is contained in Article X of the Articles of Amendment and Restatement attached as Appendix B to this Proxy Statement. Please read the Protective Amendment in its entirety as the following description is only a summary of the material terms of the the Protective Amendment.
Prohibited Transfers
The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our Common Stock that result from the transfer of interests in other entities that own our Common Stock) if the effect would be to:

•	increase the direct or indirect ownership of our Common Stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our Common Stock; or

•	increase the percentage of our Common Stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our Common Stock.
“Person” means any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation § 1.382-3(a)(1), or otherwise and shall include any successor (by merger or otherwise) of any such entity.
Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our Common Stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct or indirect ownership of our Common Stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% shareholder under the Protective Amendment. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any shareholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Common Stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Common Stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our Common Stock.
These transfer restrictions may result in the delay or refusal of certain requested transfers of our Common Stock, or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our Common Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.
Consequences of Prohibited Transfers
Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our Common Stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).
To the extent permitted by law, any shareholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.
With respect to any transfer of Common Stock that does not involve a transfer of our securities within the meaning of Maryland law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such shareholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.
Permitted Transfers
The Protective Amendment provides for certain permitted transfers to which the transfer restrictions do not apply. These include any transfers pursuant to (i) a merger, consolidation or similar transaction approved in advance by the Board, (ii) certain tender or exchange offers made pursuant to the applicable rules and regulations of the Securities Exchange Act of 1934, (iii) the exercise of any option or warrant outstanding on the effective date of the Articles of Amendment and Restatement to purchase securities from the Company, and (iv) any issuance of securities by the Company or any of its subsidiaries.
Modification and Waiver of Transfer Restrictions
Our Board will have the discretion to approve a transfer of our Common Stock that would otherwise violate the transfer restrictions and may grant such approval in whole or in part and may impose conditions or restrictions on such waiver or the acquirer or selling party. The Board has the authority to determine all matters necessary for assessing compliance with the Protective Amendment and to take any action, in its discretion and to the extent permitted by law, that it deems necessary or advisable to protect the interests of the Company and its shareholders. If our Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382.
In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines in writing that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our shareholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.
Implementation and Expiration of the Protective Amendment
If our shareholders approve the Protective Amendment, we intend to file the Articles of Amendment and Restatement reflecting the Protective Amendment with the State of Maryland, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.
The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the State of Maryland or (ii) our Board’s determination that the Protective Amendment is no longer in the best interests of the Company or its shareholders. Our Board may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board has the authority to permit a transfer to an acquirer that results or contributes to an ownership change.

•
A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular shareholder or fact situation. Maryland law provides that a Maryland corporation may provide in its charter for restrictions on the transferability of its capital stock for any purpose, provided that the stock certificates for such capital stock contain a full statement of the restriction or that the corporation will furnish information about the restriction to the shareholder on request without charge. The fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance of a stock certificate does not mean that the restriction is invalid or unenforceable. For shares issued without certificates, the corporation is required by Maryland law to send the shareholder the information required on certificates (including the transfer restriction information) upon the request of the shareholder without charge. We believe that, subject to the restrictions noted above, the Protective Amendment will be enforceable, even with respect to our shareholders who vote against it.

We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares and to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a shareholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder who voted against the Protective Amendment. The Company will act vigorously to enforce the Protective Amendment against all current and future holders of our Common Stock regardless of how, or whether, they voted in favor of the Protective Amendment.

•
Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among shareholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, our Board has adopted the NOL Rights Plan, which is intended to act as a deterrent to any person acquiring more than 4.99% of our Common Stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.
Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•	Each shareholder who owns less than 5% of our Common Stock is generally (but not always) aggregated with other such shareholders and treated as a single “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among such shareholders are generally (but not always) excluded from the Section 382 calculation.

•
There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•
Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•
Our redemption or buyback of our Common Stock will increase the ownership of any Section 382 “5-percent shareholders” (including groups of shareholders who are not individually 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Other Technical or Clean-Up Changes to the Articles of Amendment and Restatement
In addition to the changes to Article X reflecting the Protective Amendment and summarized above, the Articles of Amendment and Restatement have also incorporated several technical or minor clean-up changes, including the following:

•	Updating Article III and Article IV to reflect our current principal office in the State of Maryland and our existing resident agent.

•
Revising Article V to incorporate our Articles Supplementary for our Series F Junior Participating Preferred Stock as Exhibit A and to remove references to our Series C Cumulative Redeemable Preferred Stock.

•
Updating Article VI to reflect the number of directors on our Board of Directors and the names of our directors immediately following the 2015 Annual Meeting if shareholders vote to elect our director nominees.

•	Deleting unnecessary and obsolete references to our capitalization structure previously shown as provisions SEVENTH and EIGHTH to the Articles of Amendment and Restatement.
By voting to approve the Protective Amendment, the shareholders will also approve these technical and other clean-up changes reflected in the Articles of Amendment and Restatement attached to this Proxy Statement as Appendix B.

THE BOARD OF DIRECTORS HAS ADOPTED THE PROTECTIVE AMENDMENT SUBJECT TO SHAREHOLDER APPROVAL AND BELIEVES IT IS ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY AND THE SHAREHOLDERS TO APPROVE THE PROTECTIVE AMENDMENT. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROTECTIVE AMENDMENT.
PROPOSAL 6 - RATIFY THE COMPANY’S NOL RIGHTS PLAN DESIGNED TO PROTECT THE TAX BENEFITS OF THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS AND APPROVE AN EXTENSION OF ITS TERM
On September 15, 2011, we entered into a Rights Agreement with Computershare Trust Company, N.A., as Rights Agent (the “NOL Rights Plan”). On June 20, 2014, our Board approved and we entered into a First Amendment to Rights Agreement, which extended the term of the NOL Rights Plan through June 28, 2016. The complete text of the NOL Rights Plan (as amended) is attached as Appendix C to this Proxy Statement. If shareholder ratification is not received on this Proposal 6, the Board will act to amend the NOL Rights Plan to expire promptly following the Annual Meeting. Subject to limited exceptions, the NOL Rights Plan is generally designed to deter any person from acquiring shares of our Common Stock (or any interest therein) if the acquisition would result in a shareholder, together with its affiliates and associates, from beneficially owning 4.9% or more of our then-outstanding shares of Common Stock without the approval of the Board.
The NOL Rights Plan is intended to protect shareholder value by attempting to preserve our ability to use our NOLs to reduce our future income tax liability. Because of the possible limitations of the Protective Amendment in preventing transfers of our Common Stock that may result in an ownership change, as further described above under Proposal 5, our Board believes it is in our and our shareholders’ best interests to approve the NOL Rights Plan. By ratifying the NOL Rights Plan, you will also be authorizing the Company to amend the NOL Rights Plan immediately following the 2015 Annual Meeting (i) to update the definition of “Exempt Person” under the NOL Rights Plan and (ii) to extend the term of the NOL Rights Plan for a period of thirty-six (36) months following the later of the NOL Rights Plan’s approval (in the event Proposal 6 passes and Proposal 5 fails) or (in the event both Proposal 5 and 6 are approved) the filing of the Protective Amendment with the State of Maryland. This extension is intended to align the term of the NOL Rights Plan with the Protective Amendment. Proposal 5 relating to the Protective Amendment and Proposal 6 relating to the NOL Rights Plan are independent voting items. If Proposal 5 fails to receive the required vote, then Proposal 6 may still be passed by the shareholders.
Description of NOL Rights Plan
The following description of the NOL Rights Plan is qualified in its entirety by reference to the NOL Rights Plan, the complete text of which (as amended) is attached as Appendix C to this Proxy Statement. Please read the NOL Rights Plan in its entirety, as the discussion below is only a summary of the material terms of the NOL Rights Plan.
General Function of NOL Rights Plan; Exempt Transactions and Persons
Under the NOL Rights Plan, from and after the record date of September 27, 2011, each share of Common Stock carries with it one preferred share purchase right (a “Right”), until the Distribution Date (as defined below) or earlier expiration of the Rights, as described below. In general terms, the Rights will impose a significant penalty upon any person that, together with all Affiliates and Associates (each as defined in the NOL Rights Plan), acquires 4.9% or more of outstanding Common Stock after September 15, 2011. Shareholders who own 4.9% or more of the outstanding Common Stock as of the close of business on

September 15, 2011, will not trigger the Rights so long as they do not fall under 4.9% ownership of Common Stock and then re-acquire shares that in the aggregate equal 4.9% or more of the Common Stock. A person will not trigger the Rights solely as a result of any transaction that the Board determines, in its sole discretion, is an exempt transaction for purposes of triggering the Rights.
The Board may, in its sole discretion prior to the Distribution Date, exempt any person or group for purposes of the NOL Rights Plan if it determines the acquisition by such person or group will not jeopardize the tax benefits or is otherwise in the Company’s best interests. Any person that acquires shares of Common Stock in violation of these limitations is deemed an “Acquiring Person” under the NOL Rights Plan.
By approving the NOL Rights Plan, you will also authorize the Company to amend the NOL Rights Plan immediately following the 2015 Annual Meeting to update the definition of “Exempt Person” under the NOL Rights Plan in order to reflect those persons, in the Board’s sole discretion, whose ownership of more than 4.9% of our Common Stock does not jeopardize the tax benefits or is otherwise in the Company’s best interests. As of the date of this Proxy Statement, Massachusetts Mutual Life Insurance Company and Barry A. Igdaloff have been exempted from the NOL Rights Plan. Jefferies Capital Partners IV LP (“Jefferies”) is currently listed as an “Exempt Person” in the NOL Rights Plan, but has distributed its shares of Common Stock to certain of its affiliates, such that, to the knowledge of the Company, neither Jefferies nor any of its affiliates is an owner of more than 4.9% of our Common Stock.
The Rights
From the record date of September 27, 2011, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, the Common Stock. New Rights will also accompany any new shares of Common Stock that the Company issues after September 27, 2011, until the Distribution Date or earlier expiration of the Rights.
Exercise Price
Each Right will allow its holder to purchase from the Company one ten-thousandth of a share of Series F Junior Participating Preferred Stock (“Preferred Share”) for $2.33, subject to adjustment (the “Exercise Price”), once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting, and liquidation rights as would one share of Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.
Exercisability
The Rights will not be exercisable until 15 business days after the public announcement by the Company, or by an Acquiring Person that provides actual notice to the Company of its becoming an Acquiring Person, unless the NOL Rights Plan is theretofore terminated or the Rights are theretofore redeemed (as described below).
The date when the Rights become exercisable is the “Distribution Date.” Until that date or earlier expiration of the Rights, the Common Stock certificates will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights. After that date, the Rights will separate from the Common Stock and be evidenced by book-entry credits or by Rights certificates that the Company will mail to all eligible holders of Common Stock. Any Rights held by an Acquiring Person, or any Affiliates or Associates of the Acquiring Person, are void and may not be exercised.
Consequences of a Person or Group Becoming an Acquiring Person
If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person, or any Affiliates or Associates of the Acquiring Person, may, upon payment of the Exercise Price, purchase shares of Common Stock with a market value of twice the Exercise Price, based on the ‘current per share market price’ of the Common Stock (as defined in the NOL Rights Plan) on the date of the acquisition that resulted in such person or group becoming an Acquiring Person.
Exchange
After a person or group becomes an Acquiring Person, the Board may extinguish the Rights by exchanging one share of Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person or any Affiliates or Associates of the Acquiring Person.
Preferred Share Provisions
Each one ten-thousandth of a Preferred Share, if issued:

•	will not be redeemable.

•	will entitle holders to dividends equal to the dividends, if any, paid on one share of Common Stock.

•	will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater.

•
will vote together with the Common Stock as one class on all matters submitted to a vote of shareholders of the Company and will have the same voting power as one share of Common Stock, except as otherwise provided by law.

•	will entitle holders to a per share payment equal to the payment made on one share of Common Stock, if shares of Common Stock are exchanged via merger, consolidation, or a similar transaction.
The value of one ten-thousandth interest in a Preferred Share is expected to approximate the value of one share of Common Stock.
Expiration
Currently, the Rights will expire on the earliest of (i) June 28, 2016 (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 of the Internal Revenue Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes or (v) a determination by the Board, prior to the Distribution Date, that the NOL Rights Plan is terminated and the Rights are no longer in the best interests of the Company and its shareholders.
By approving the NOL Rights Plan, you will also authorize the Company to amend the NOL Rights Plan immediately following the 2015 Annual Meeting to extend the term of the NOL Rights Plan for a period of thirty-six (36) months following the later of the NOL Rights Plan’s approval (in the event Proposal 6 passes and Proposal 5 fails) or (in the event both Proposal 5 and 6 are approved) the filing of the Protective Amendment with the State of Maryland.
Redemption
The Board may redeem the Rights for $0.0001 per Right at any time before the Distribution Date. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.0001 per Right. The redemption price will be adjusted if the Company has a stock split or stock dividends of its Common Stock.

Anti-Dilution Provisions
The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Preferred Shares or Common Stock.
Amendments
The terms of the NOL Rights Plan may be amended by the Board without the consent of the holders of the Rights. After the Distribution Date, the Board may not amend the NOL Rights Plan in a way that adversely affects holders of the Rights (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person).
THE COMPANY HAS ENTERED INTO THE NOL RIGHTS PLAN AND THE BOARD HAS APPROVED THE NOL RIGHTS PLAN AND BELIEVES IT IS ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY AND THE SHAREHOLDERS TO RATIFY THE NOL RIGHTS PLAN AND APPROVE AN EXTENSION OF ITS TERM. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE NOL RIGHTS PLAN AND EXTENSION OF ITS TERM.
CERTAIN CONSIDERATIONS RELATED TO THE PROTECTIVE AMENDMENT AND THE NOL RIGHTS PLAN
Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to NOL Protection Proposals” is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment and the NOL Rights Plan are approved. Please consider the items discussed below in voting on Proposals Nos. 5 and 6.
The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.
The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment and the NOL Rights Plan are in place.
There is a continued risk of an ownership change even if both the Protective Amendment and the NOL Rights Plan are in place.
Although the Protective Amendment and the NOL Rights Plan are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our Common Stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our Common Stock will be enforceable against all our shareholders, as discussed above under Proposal No. 5.

The Protective Amendment potentially affects the liquidity of our Common Stock.
The Protective Amendment will restrict a shareholder’s ability to acquire, directly or indirectly, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a shareholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a shareholder’s ownership of our Common Stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such shareholder. Shareholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.
The Protective Amendment potentially affects the value of our Common Stock.
If the Protective Amendment is adopted, our Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not choose to purchase our Common Stock, the Protective Amendment could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs. The NOL Rights Plan could have a similar effect if investors object to holding our Common Stock subject to the terms of the NOL Rights Plan.
The Protective Amendment and the NOL Rights Plan may have an anti-takeover impact.
The reason our Board approved the Protective Amendment and the NOL Rights Plan is to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment and the NOL Rights Plan are not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our shareholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our Common Stock and the ability of persons, entities or groups now owning more than 4.99% of our Common Stock to acquire additional shares of our Common Stock without the approval of our Board. Similarly, the NOL Rights Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if approved by our shareholders, and the NOL Rights Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.
The Protective Amendment may affect current owners of our Common Stock, whether they vote for or against it.
Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our Common Stock
If you already own more than 4.99% of our Common Stock, you would be able to transfer shares of our Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Common Stock or create a new holder of 4.99% or more of our Common Stock. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our Common Stock
The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our Common Stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Common Stock.
Effect of the Protective Amendment If You Vote Against It
Maryland law provides that a Maryland corporation may provide in its charter for restrictions on the transferability of its capital stock for any purpose, provided that the stock certificates for such capital stock contain a full statement of the restriction or that the corporation will furnish information about the restriction to the shareholder on request without charge. The fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance of a stock certificate does not mean that the restriction is invalid or unenforceable. For shares issued without certificates, the corporation is required by Maryland law to send the shareholder the information required on certificates (including the transfer restriction information) upon the request of the shareholder without charge. We believe that, subject to the restrictions noted above, the Protective Amendment will be enforceable, even with respect to our shareholders who vote against it.
We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares and to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a shareholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder who voted against the Protective Amendment. The Company will act vigorously to enforce the Protective Amendment against all current and future holders of our Common Stock regardless of how, or whether, they voted on Proposal 5.
OTHER BUSINESS
The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their discretion.
SHAREHOLDER PROPOSALS OR NOMINATIONS - 2016 ANNUAL MEETING
Any shareholder proposal, including the nomination of a director, intended to be presented at the 2015 annual meeting of shareholders and included in the proxy statement and form proxy relating to such meeting, must be received at the Company’s offices on or before February 2, 2016.
In addition, the Company bylaws provide that any shareholder wishing to bring any matter, including the nomination of a director, before an annual meeting must deliver notice to the Corporate Secretary of Novation Companies, Inc. at the Company’s principal executive offices on or before March 3, 2016.
The shareholder’s notice must set forth (a) as to each individual whom the shareholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934; and (b) as to any other business that the shareholder proposes to bring before the meeting, a description of such business, the shareholder’s reasons for proposing such business at the meeting and any material interest in such business of such shareholder or any Stockholder Associated Person (as defined in the Company’s Amended and Restated Bylaws), individually or in the aggregate, including any anticipated benefit to the shareholder or the Stockholder Associated Person therefrom.
The shareholder’s notice must also provide, as to the shareholder giving the notice, any Proposed Nominee, or any Stockholder Associated Person:
(A) the class, series and number of all shares of stock or other securities of the Company or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such shareholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,
(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such shareholder, Proposed Nominee or Stockholder Associated Person,
(C) whether and the extent to which such shareholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Company (a “Peer Group Company”) for such shareholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such shareholder, Proposed Nominee or Stockholder Associated Person in the Company or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company), and
(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Company), by security holdings or otherwise, of such shareholder, Proposed Nominee or Stockholder Associated Person, in the Company or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such shareholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series.
In addition, the shareholder’s notice must provide, as to the shareholder giving notice, any Proposed Nominee, or any Stockholder Associated Person with an interest or ownership referred to above:
(A) the name and address of such shareholder, as they appear on the Company’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee, and
(B) the investment strategy or objective, if any, of such shareholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such shareholder and each such Stockholder Associated Person.

To the extent known to the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election as a director or the proposal of other business on the date of such shareholder’s notice must also be provided.
The shareholder’s notice must be accompanied by a certificate executed by the Proposed Nominee certifying that the Proposed Nominee is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company and that he or she will serve as a director of the Company if elected. The shareholder’s notice much attach a completed Proposed Nominee Questionnaire, which will be provided by the Company upon request to the shareholder providing the notice.
Materially inaccurate information shall be deemed not to have been provided in accordance with the Company’s advanced notice bylaw and the shareholder giving the notice must notify the Company of any inaccuracy or change within two business days of becoming aware of any such inaccuracy or change. Upon written request by the Board or the Secretary of the Company, the shareholder giving the notice will provide, within 5 days of delivery of such request, (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Company, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 12, and (B) a written update of any information (including, if requested by the Company, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the shareholder pursuant to Company’s advanced notice bylaw on an earlier date.
You may contact the Secretary of Novation Companies, Inc. at the Company’s principal executive offices regarding the requirements for making shareholder proposals and nominating director candidates.
ADDITIONAL INFORMATION
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 21, 2015:
This Proxy Statement and our annual report to shareholders are also available to you at http://www.proxyvote.com and http://www.novationcompanies.com/investors/financials.
“Householding” of Proxy Materials
The Securities and Exchange Commission permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single notice of internet availability of proxy materials or a single proxy statement addressed to those security holders. This process is commonly referred to as “householding.”
A single notice of internet availability of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you or another shareholder of record with whom you share an address wish to receive a separate notice of internet availability of proxy materials, we will promptly deliver it to you if you request it by writing to: Novation Companies, Inc., Investor Relations, 2114 Central Street, Suite 600, Kansas City, MO 64108. If you or another shareholder of record with whom you share an address wish to receive a separate notice of internet availability of proxy materials in the future, you may telephone toll-free 1-800-542-1061 or write to Broadridge, Attention Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker or the Company at the address provided above.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Lance Anderson
W. Lance Anderson
Chairman of the Board

Kansas City, Missouri
June 1, 2015

APPENDIX A – NOVATION COMPANIES, INC. 2015 INCENTIVE STOCK PLAN

NOVATION COMPANIES, INC.
2015 INCENTIVE STOCK PLAN

1.    Purpose of the Plan.
The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Employer by providing incentives through the granting of Awards. By granting Awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Employer and its stockholders.
2.    Definitions.
Unless the context clearly indicates otherwise, the following capitalized terms shall have the meanings set forth below:

A.	“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

B.	“Affiliate” means a member of an affiliated group of corporations, as defined in Code Section 1504 (determined without regard to subsection (b) thereof).

C.	“Award” means an a grant under the Plan of an Option, Restricted Stock, Restricted Stock Unit or Cash-Based Award.

D.	“Award Agreement” means an agreement entered into between the Employer and a Participant setting forth the terms and provisions applicable to Awards granted under the Plan.

E.	“Board” means the Board of Directors of the Company.

F.	“Cash-Based Award” means an Award described in Section 8.

G.	“Change of Control” means:

(i)
any “person” or “group,” as those terms are used in Sections 13(d) and 14(d) of the Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change of Control);

(ii)
during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof;

(iii)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation and such merger or consolidation is consummated, other than a merger or consolidation (a) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and Directors retain their positions with the Company (and constitute at least a majority of the Board); or

(iv)
the stockholders of the Company approve a plan of complete liquidation or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated.

H.	“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto, and the regulations issued thereunder.

I.	“Committee” means the committee described in Section 5.

J.	“Company” means Novation Companies, Inc., a Maryland corporation.

K.	“Consultant” means any person who provides consulting, advisory or other services to an Employer as an independent contractor.

L.	“Director” means a voting member of the Board.

M.
“Disability” means, except as otherwise provided in an Award Agreement, that (i) in the case of a Participant who is an Employee, the Participant is disabled for purposes of any long-term disability plan maintained by the Company or any Employer in which the Participant participates, and (ii) in the case of a Participant other than an Employee, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; provided, however, for purposes of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code.

N.	“Employee” means a person employed by an Employer, including (i) officers, and (ii) Directors who are employed by an Employer.

O.
“Employer” means the Company and any other entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company has an interest.

P.
“Fair Market Value” means, as of any date, (i) the closing price of a Share as reported on the principal U.S. national securities exchange on which the Stock is listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Stock is not listed on any U.S. national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price of a Share reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of a Share, in its sole discretion.

Q.	“Incentive Stock Option” means a stock option which is an incentive stock option within the meaning of Code Section 422.

R.	“Non-Employee Director” means a Director who is not an Employee.

S.	“Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.

T.	“Option” means both an Incentive Stock Option and a Non-Qualified Stock Option.

U.	“Outside Director” means a Director who:

(i)	is not an Employee of the Company or an Affiliate while he or she is a member of the Committee;

(ii)	is not a former Employee of the Company or an Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(iii)	has not been an officer of the Company or an Affiliate (as determined in accordance with Treas. Reg. Section 1.162-27(e)(3) or any successor thereto); and

(iv)
shall not receive remuneration (as determined in accordance with Treas. Reg. Section 1.162-27(e)(3) or any successor thereto) from the Company or an Affiliate either directly or indirectly in any capacity other than as a Director.

V.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code Section 424.

W.	“Participant” means an Employee, Non-Employee Director or Consultant who is selected by the Committee to receive an Award.

X.	“Plan” means the Novation Companies, Inc. 2015 Incentive Stock Plan, as set forth herein and amended from time to time.

Y.
“Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such vesting restrictions as the Committee, in its sole discretion, may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, or based upon such performance goals, as the Committee may deem appropriate.

Z.
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, which amount may be paid to the Participant in Shares or cash as determined by the Committee, in its sole discretion, upon the satisfaction of such vesting restrictions as the Committee, in its sole discretion, may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, or based upon such performance goals, as the Committee may deem appropriate. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

AA.	“Share” means one share of Stock.

BB.	“Share Reserve” means the number of Shares reserved and available for granting Awards under the Plan, as set forth in Section 3.A.

CC.
“Stock” means the common stock, par value of $0.01 per share, of the Company, or any securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 15.

DD.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code Section 424.

EE.	“2004 Plan” means the Novation Companies, Inc. 2004 Incentive Stock Plan.
3.    Stock Subject to the Plan; Limits on Awards.

A.
Number of Shares. Subject to adjustment in accordance with Section 15, the Share Reserve is five million three hundred ninety-seven thousand nine hundred seventy-four (5,397,974) Shares. All Shares in the Share Reserve shall be available for the grant of Incentive Stock Options or any other Awards under the Plan. The Share Reserve shall be reduced by one (1) Share for every one (1) Share subject to an Award. The Company may, in its discretion, use Shares held in the treasury in lieu of authorized but unissued Shares.

B.
Lapsed Awards. If any Award (or any Award of Stock Options, Restricted Stock or Performance Shares under the 2004 Plan, as defined therein, granted prior to the effective date of this Plan) shall expire or terminate for any reason, the Shares subject to the Award shall again be available for the purposes of the Plan. Any Shares that again become available for grant pursuant to this subsection B shall be added back as (i) one (1) Share for every one (1) Share subject to an Award.

C.
Payment of Purchase Price; Tax Withholding; Purchase. Any Shares of Stock which are used by a Participant as full or partial payment to the Company of the purchase price to exercise an Option (or a Stock Option under the 2004 Plan) shall not be available again for the purposes of the Plan. To the extent any Shares subject to an Award or an Award under the 2004 Plan are not delivered to a Participant because such Shares are used to satisfy an applicable tax-withholding obligation, such withheld Shares shall not be available again for the purposes of the Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options (or Stock Options under the 2004 Plan) shall not be available for the purposes of the Plan.

D.	Limitations.

(i)
The maximum number of Shares of Stock subject to Awards which may be granted during a calendar year to a Participant shall be 2,500,000; provided, that if an Award is cancelled, the cancelled Award shall continue to be counted toward such limitation.

(ii)
Notwithstanding paragraph (i) above, the maximum number of Shares of Stock subject to Awards which may granted under the Plan to Non-Employee Directors shall be 2,500,000 in the aggregate over the term of the Plan.

(iii)
The maximum amount of any Cash-Based Award that is intended to satisfy the performance-based exception under Code Section 162(m) which may be granted during a calendar year to a Participant shall be $1,0000,000.

4.    Administration.
The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee’s charter (if applicable), and applicable law, and in addition to other express powers and authorities conferred by the Plan, the Committee shall have plenary authority:

A.	to construe and interpret the Plan and apply its provisions;

B.	to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

C.	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

D.
to delegate its authority to one or more officers of the Company with respect to Awards that do not involve “covered employees” within the meaning of Code Section 162(m) or “insiders” within the meaning of Section 16 of the Act;

E.	to determine when Awards are to be granted under the Plan and the applicable grant date;

F.	from time to time to select those Participants to whom Awards shall be granted;

G.	to determine the number of Shares of Stock to be made subject to each Award, subject to the limitations set forth in the Plan;

H.	to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

I.
to prescribe the terms and conditions of each Award granted hereunder, including, without limitation, (i) the purchase price, medium of payment and vesting provisions, and (ii) the restricted period applicable to any Award of Restricted Stock or Restricted Stock Units and the date or dates on which restrictions applicable thereto shall lapse during such period;

J.	to designate an Award shall be subject to the satisfaction of performance goals and to select the performance goals applicable to such Award;

K.
to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting or restriction, or the term of any outstanding Award; provided, however, that (i) any such modification or amendment is permitted only if consistent with the terms of Section 6.I of this Plan, and (ii) if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

L.
to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Employer’s employment policies, provided, however, that any such determination shall satisfy the requirements of Code Section 409A and the regulations thereunder, if applicable;

M.	to make decisions with respect to outstanding Awards and the Plan that may become necessary upon a Change of Control or an event that triggers adjustments under Section 15;

N.
to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest, provided, however, that any such acceleration shall satisfy the requirements of Code Section 409A and the regulations thereunder, if applicable;

O.	to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

P.
to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall from time to time deem advisable and to otherwise supervise the administration of the Plan;

Q.	to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern written instruments evidencing the Awards; and

R.	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee’s determinations on the matters referred to in this Section 4 shall be conclusive.
5.    Committee.
The Board shall have the discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 of the Act and/or Code Section 162(m). Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event that the Awards are granted under the Plan when the Committee does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors. The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote or the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable in the best interests of the Company.
6.    Options.
The Committee, in its discretion, may grant Options which are Incentive Stock Options or Non-Qualified Stock Options, as evidenced by an Award Agreement, and shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A.
Type of Option. Incentive Stock Options may be granted to any Participant who is an Employee of the Company, a Parent or a Subsidiary. A Non-Qualified Stock Option may be granted to any Employee, Non-Employee Director or Consultant selected by the Committee.

B.
Purchase Prices. The purchase price of the Stock under each Option shall not be less than 100% of the Fair Market Value of the Stock on the date such Option is granted; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the purchase price of the Stock under each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date such Option is granted.

C.
Exercise - Elections and Restrictions. The purchase price of the Stock under an Option is to be paid in full upon the exercise of the Option, either (i) in cash (or cash equivalents acceptable to the Company), (ii) in the discretion of the Committee, by the tender to the Company (either actually or by attestation) of Shares already owned by the Participant and registered in his or her name, having a Fair Market Value equal to the cash purchase price under the Option being exercised, (iii) in the discretion of the Committee, by withholding Shares having a Fair Market Value equal to the cash purchase price under the Option being exercised which are otherwise issuable in connection with the Option, (iv) in the discretion of the Committee, through a cashless form of exercise in which the certificate or certificates for the Shares of Stock for which the Option is exercised are delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the purchase price for the Shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of any withholding obligations on the part of the Company, (v) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i), (ii), (iii) and (iv) hereof, or (vi) any other form of legal consideration acceptable to the Committee; provided, however, that no Shares of Stock may be tendered in exercise of an Incentive Stock Option if such Shares were acquired by the Participant through the exercise of an Incentive Stock Option unless (a) such Shares have been held by the Participant for at least one year, and (b) at least two years have elapsed since such prior Incentive Stock Option was granted. The proceeds of sale of Stock subject to the Option are to be added to the general funds of the Company or to the Shares of the Stock held in its Treasury, and used for its corporate purposes as the Board shall determine.

D.
Option Terms. The term of each Option shall not be more than 10 years from the date of granting thereof or such shorter period as is prescribed in the Award Agreement; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the term of any Incentive Stock Option shall not be more than five years from the date of granting thereof or such shorter period as prescribed in the Award Agreement. Within such limit, and subject to subsections E, F and G, Options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all Participants. The holder of an Option shall have none of the rights of a stockholder with respect to the Shares subject to Option until such Shares shall be issued to him or her upon the exercise of his or her Option.

E.
Termination of Service. Unless otherwise provided in an Award Agreement, in the event a Participant’s service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s service, or (ii) the expiration of the term of the Option as set forth in the Award Agreement; provided, however that if the termination of service is by the Company, an Affiliate or an Employer for cause (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable), all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Participant does not exercise his or her Option within the time specified in the Award Agreement or this subsection E, as applicable, the Option shall terminate.

F.
Disability. Unless otherwise provided in an Award Agreement, in the event that a Participant’s service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination or (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination upon Disability, the Participant does not exercise his or her Option within the time specified in the Award Agreement or this subsection F, as applicable, the Option shall terminate.

G.
Death. Unless otherwise provided in an Award Agreement, in the event a Participant’s service terminates as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the time specified in the Award Agreement or this subsection G, as applicable, the Option shall terminate.

H.
Additional Incentive Stock Option Requirements. The maximum aggregate Fair Market Value (determined at the time an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company, a Parent and a Subsidiary) shall not exceed $100,000. A Participant who disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

I.
Cancellation/Repricing. Notwithstanding anything herein to the contrary, the Board may not (except pursuant to Section 15), without the approval of the Company’s stockholders, (i) reduce the purchase price of the Stock under an Option, (ii) cancel an Option in exchange for cash or another Award when the exercise or grant price per Share exceeds the Fair Market Value of one Share, or (iii) take any action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.
7.    Restricted Stock.
The Committee, in its discretion, may grant Restricted Stock, as evidenced by an Award Agreement, which shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:
A.    Grant. All or any part of any Restricted Stock Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, a requirement that a Participant pay a purchase price for such Award, the provision of services for the Company, an Affiliate or an Employer over a specified period of time, employment on a specified date, the achievement of specific performance goals established pursuant to Section 10 and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Award Agreement, during any period during which an Award of Restricted Stock is restricted and subject to a substantial risk of forfeiture, Participants holding Restricted Stock Awards may exercise full voting rights with respect to such Shares and shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so restricted. Any dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account and may be subject to such restrictions and conditions as the Committee may establish. If the Committee determines that Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to execute and deliver to the Company an escrow agreement satisfactory to the Committee, if applicable, and an appropriate blank stock power with respect to the Restricted Stock covered by such agreement.
B.    Restrictions. Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the period during which the Award is restricted, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (i) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (ii) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (iii) the Shares shall be subject to forfeiture for such period and subject to satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement; and (iv) to the extent such Shares are forfeited, the stock certificates, if any, shall be returned to the Company, and all rights of the Participant to such Shares and as a stockholder with respect to such Shares shall terminate without further obligation on the part of the Company. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
8.    Restricted Stock Units.
The Committee, in its discretion, may grant Restricted Stock Units, as evidenced by an Award Agreement, which shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A.    Grant. All or any part of any Restricted Stock Unit Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, the provision of services for the Company, an Affiliate or an Employer over a specified period of time, employment on a specified date, the achievement of specific performance goals established pursuant to Section 10, and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Award Agreement, during any period during which an Award of Restricted Stock Units is restricted and subject to a substantial risk of forfeiture, Participants holding Restricted Stock Units shall have no rights to dividends or dividend equivalents with respect to Shares subject to such Restricted Stock Units other than as the Committee so provides, in its discretion, in an Award Agreement, and shall have no voting rights with respect to such Awards. Any dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account and may be subject to such restrictions and conditions as the Committee may establish.
B.    Restrictions. Restricted Stock Units awarded to any Participant shall be subject to (i) forfeiture until the expiration of the period during which the Award is restricted, and the satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company, and (ii) such other terms and conditions as may be set forth in the applicable Award Agreement.
C.    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement, which shall be no later than March 15 of the year following the year in which the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture. The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares or a combination of both.
9.    Cash-Based Awards.
Cash-Based Awards may be granted hereunder by the Committee to Participants (other than Non-Employee Directors) either alone or in addition to other Awards granted under the Plan. A Cash-Based Award shall be subject to such terms and conditions as may be determined by the Committee, and shall be subject to the satisfaction of such requirements be established by the Committee and set forth in the Award Agreement (or, if applicable, in a resolution duly adopted by the Committee), which may include, but are not limited to, the provision of services for the Company, an Affiliate or an Employer over a specified period of time, employment on a specified date and/or the achievement of specific performance goals established pursuant to Section 10. Cash-Based Awards granted under this Plan shall be payable in cash no later than March 15 of the year following the year in which the Cash-Based Award is no longer subject to a substantial risk of forfeiture.
10.    Performance Goals.
The Committee may, in its sole and absolute discretion, determine that certain Awards should be subject to the satisfaction of such performance goals as shall be established by the Committee and provided in an Award Agreement. An Award that is intended to comply with the performance-based exception under Code Section 162(m) shall be granted by the Committee in a manner to satisfy the requirements of Code Section 162(m) and the regulations thereunder, including stockholder approval. The performance goals shall be chosen by the Committee, in its sole and absolute discretion, from among the following: earnings per Share; sales; earnings; cash flow; profitability; revenues; financial return ratios; market performance; stockholder return and/or value; operating profits (including earnings before income taxes, depreciation and amortization); net profits; earnings per Share growth; profit returns and margins; Stock price; working capital; business trends; project milestones; gross margin; operating margin; net margin; market share; expense margins; earnings before interest or taxes; earnings before interest, taxes, depreciation or amortization; net assets; working capital; asset turnover; working capital turnover; debt to equity; debt to capital; return on equity; return on assets; return on net assets; return on invested capital; return on gross assets; cash flow return on investment; cash value added; price to earnings ratio; market to book ratio; market to capital ratio; cost of capital; cost of debt; cost of equity; market risk premium; Stock price appreciation with or without divisions; total stockholder return; economic value added; economic profit; sales growth percents; cash flow growth year over year; return on total capital; new customers; new seat licenses; minutes used; or any combination of the foregoing. The performance goals may relate to the Company, an Affiliate, an Employer or one or more units of such an entity. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Award. The Committee shall have the discretion to adjust Awards subject to this Section 10 downward.
11.    Exercisability and Vesting.
Notwithstanding anything herein to the contrary, Options, Restricted Stock Awards and Restricted Stock Unit Awards granted to Employees shall be subject to the following:

A.
General Rule. Except as otherwise determined by the Committee, in its sole discretion, and provided in the applicable Award Agreement, or as provided in subsection B, Options shall vest and become exercisable, and Restricted Stock Awards and Restricted Stock Unit Awards shall vest over a period of not less than one year.

B.
Exceptions. Notwithstanding subsection A, the Committee may, in its sole discretion, provide in an Award Agreement for the accelerated vesting of an Option, Restricted Stock Award or Restricted Stock Unit Award in the event of the Participant’s death, Disability, involuntary termination of employment by the Company without cause (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable), voluntary termination of employment by the Participant for good reason (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable) or retirement at or after an age specified by the Committee or as set forth in such Award Agreement, or upon the occurrence of a Change of Control to the extent provided in Section 15.

12.    Tax Withholding.

A.
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign income, employment or other taxes required to be withheld with respect to such Award (or exercise thereof).

B.
Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash,

(ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Committee determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
13.    Nontransferability of Awards.
Unless otherwise determined by the Committee and expressly set forth in an Award Agreement, an Award granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws or descent and distribution and an Award may be exercised, if applicable, during the lifetime of the Participant thereof, only by the Participant or his or her guardian or legal representative. Notwithstanding the above, the Committee may not provide in an Award Agreement that an Incentive Stock Option is transferable.
14.    Investment Purpose.
Each Award under the Plan shall be awarded only on the condition that all purchases or other acquisitions of Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to Awards granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Stock subject to the Award, or upon the happening of any other contingency warranting the release of such condition.
15.    Adjustments Upon Changes in Capitalization; Change of Control.
Notwithstanding any other provisions of the Plan, the Award Agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding Award and the purchase prices, if applicable, in the event of changes in the outstanding Stock by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Awards may be granted to an individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company, a Parent or a Subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code. In the event of a Change of Control, notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the following provisions shall apply:

A.
Plan Assumed, Continued or Replaced. If and to the extent that outstanding Awards under the Plan (i) are assumed by the successor corporation (or an affiliate of the successor) or continued, or (ii) are replaced with equity awards that preserve the existing value of the awards at the time of the Change of Control and provide for subsequent payout in accordance with a vesting schedule and performance goals, as applicable, that are the same or more favorable to the Participants than the vesting schedule and performance goals applicable to the Awards, then all such Awards or such substitutes for them shall remain outstanding and be governed by their respective terms and the provisions of the Plan, subject to subsection D below.

B.
Plan Not Assumed, Continued or Replaced. If and to the extent that outstanding Awards under the Plan are not assumed, continued or replaced in accordance with subsection A above, then upon the Change of Control the following treatment shall apply to such Awards: (i) any Awards subject to vesting based only on continued service with the Company, an Affiliate or an Employer shall immediately become fully vested, and as applicable such Awards shall become exercisable with respect to 100% of the Shares subject to the Award for a period of three years from the closing date of the Change of Control; (ii) any performance goals applicable to any Awards shall be deemed to have been achieved at the target performance level and such Awards shall immediately become vested as to a pro rata portion of such Award based on the portion of the performance period that has been completed at the time of the Change of Control (or, if subsection D is applicable, termination of employment); and (iii) any other restrictions and conditions applicable to such Awards shall immediately lapse; provided, however, unless the Change of Control is a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (within the meaning of Code Section 409A), a Change of Control shall not accelerate the time of payment of Awards and amounts payable under the Plan that are deferred compensation subject to Code Section 409A.

C.
Cash-out of Awards. If and to the extent that outstanding Awards under the Plan are not assumed, continued or replaced in accordance with paragraph (i) above, then the Committee, in its sole discretion, may provide for cancellation of such outstanding Awards at the time of the Change of Control in which case a payment of cash, property or a combination of cash or property shall be made to each such Participant, upon the consummation of the Change of Control, in an amount that is determined by the Committee in its sole discretion to be equivalent to the value of the Award (net of any applicable purchase price in the case of Options) based upon the price per Share of Stock received or to be received by other stockholders of the Company pursuant to the Change of Control (except that, in the case of Options, such payment shall be limited as necessary to prevent the Option from being subject to Code Section 409A).

D.
Termination without Cause. If and to the extent that (i) outstanding Awards are assumed, continued or replaced in accordance with subsection A above, and (ii) a Participant’s employment with, or performance of services for, the Company, an Affiliate, an Employer or the successor (or an affiliate of the successor) is terminated by the Company, the Affiliate, the Employer or the successor (or an affiliate of the successor) without cause (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable) within the 18 month period commencing on the closing of the Change of Control, then, as of the date of such Participant’s termination, the Change of Control treatment in subsection B above shall apply to all assumed, continued or replaced awards of such Participant then outstanding.
16.    Amendment and Termination.
The Board may at any time terminate the Plan, or make such modifications to the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval by the holders of Stock, increase the maximum number of Shares as to which Awards may be granted under the Plan (except under the anti-dilution provisions of Section 15), or change the class of Employees to whom Incentive Stock Options may be granted, or withdraw the authority to administer the Plan from a committee whose members satisfy the requirements of Section 5. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, adversely affect the rights of such Participant under such Award.
17.    Effectiveness of the Plan.
The Plan shall become effective upon adoption by the Board subject, however, to its further approval by the stockholders of the Company given within twelve (12) months of the date the Plan is adopted by the Board at a regular meeting of the stockholders or at a special meeting duly called and held for such purpose. Grants of Awards may be made prior to such stockholder approval but all Award grants made prior to stockholder approval shall be subject to the obtaining of such approval and if such approval is not obtained, such Awards shall not be effective for any purpose.
18.    Time of Granting of an Award.
An Award grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an Award to a Participant (but in no event prior to the adoption of the Plan by the Board); provided that, such Award is evidenced by a written Award Agreement duly executed on behalf of the Company and on behalf of the Participant within a reasonable time after the date of the Committee action.
19.    Term of Plan.
This Plan shall terminate 10 years after the date on which it is approved and adopted by the Board and no Award shall be granted hereunder after the expiration of such 10-year period. Awards outstanding at the termination of the Plan shall continue in accordance with their terms and shall not be affected by such termination.
20.    No Right To Continued Employment.
Nothing in the Plan or in any Award granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Employer or interfere in any way with the right of the Employer to terminate his or her employment at any time.
21.    Choice of Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to conflicts of law.
22.    Data Privacy.
As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 22 for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan and complying with applicable laws, including securities laws. The Participant understands that the Company holds certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares of Stock or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company may transfer the Data internally as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company may further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan and complying with applicable laws, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan and to comply with applicable laws. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
23.    Indemnification.
To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
24.    Compliance With Code Section 409A.
Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
25.    Cancellation of Award; Forfeiture of Gain.
Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

A.
Any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement or otherwise.

B.
If the Participant, without the consent of the Company, while employed by or providing services to the Company, Parent or any Subsidiary Employer or after termination of such employment or service, violates a noncompetition, nonsolicitation or nondisclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company, Parent or any Subsidiary or Employer, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be cancelled, and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or cash have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

* * *
The foregoing Plan was approved and adopted by the Board on April 1, 2015, and by the stockholders of the Company on ___________, 2015.

APPENDIX B – ARTICLES OF AMENDMENT AND RESTATEMENT

Novation Companies, Inc.
ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Novation Companies, Inc., a Maryland corporation desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
Article INAME
The name of the corporation (the “Corporation”) is:
Novation Companies, Inc.
Article IIPURPOSES
The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically stated in the Charter, for which corporations may be incorporated under the MGCL.
Article IIIPRINCIPAL OFFICE
The address of the principal office of the Corporation in the State of Maryland is:
c/o CSC-Lawyers Incorporating Service Company
7 St. Paul Street, Suite 820
Baltimore, Maryland 21202
Article IVRESIDENT AGENT
The name and address of the resident agent of the Corporation in the State of Maryland is:
CSC-Lawyers Incorporating Service Company
7 St. Paul Street, Suite 820
Baltimore, Maryland 21202
Said resident agent is a Maryland corporation.
Article VCAPITAL STOCK
A.The total number of shares of Capital Stock of all classes which the Corporation has authority to issue is 120,000,000 shares of Capital Stock, consisting of 119,950,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 50,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), all of which are currently classed as Series F Junior Participating Preferred Stock. The aggregate par value of all authorized shares of stock having par value is $1,200,000. The Board of Directors may classify and reclassify any unissued shares of Capital Stock, whether now or hereafter authorized, by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of Capital Stock. All persons who acquire shares of Capital Stock or securities exercisable for or convertible into shares of Capital Stock shall acquire such shares subject to the provisions of the Charter (including Article X) and Bylaws of the Corporation.
B.The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock of the Corporation:

(1)Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of Capital Stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.
(2)Subject to the provisions of law and any preferences of any class of Capital Stock hereafter classified or reclassified, dividends, including dividends payable in shares of the Corporation’s Capital Stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.
(3)In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of Capital Stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of Capital Stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.
C.Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of Capital Stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such Capital Stock into a class or classes of preferred stock, preference stock, special stock, or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:
(1)The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized Capital Stock and be subject to classification and reclassification as provided in this subparagraph.
(2)Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of Capital Stock, and the status of any such dividends as cumulative, cumulative to a limited extent or noncumulative and as participating or nonparticipating.
(3)Whether or not shares of such class or series shall have voting rights in addition to any voting rights provided by law and, if so, the terms of such voting rights.
(4)Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.
(5)Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

(6)The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of Capital Stock.
(7)Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any Capital Stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.
(8)Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter.
D.For the purposes hereof and of any Articles Supplementary hereto providing for the classification or reclassification of any shares of Capital Stock or of any other Charter document of the Corporation (unless otherwise provided in any such Articles or document), any class or series of Capital Stock of the Corporation shall be deemed to rank:
(1)prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;
(2)on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and
(3)junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.
E.The Series F Junior Participating Preferred Stock has the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in Exhibit A.
Article VIDIRECTORS
A.The number of directors of the Corporation shall be seven, which number may be increased or decreased by the Board of Directors pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the MGCL.
B.The current directors who will serve for the remainder of the terms for which they have been elected and until their successors are elected and qualify are as follows:
Howard M. Amster
W. Lance Anderson
Gregory T. Barmore

Art N. Burtscher
Jeffrey E. Eberwein
Barry A. Igdaloff
Robert G. Pearse
C.The directors (other than any director elected solely by holders of one or more classes or series of preferred stock) shall be classified, with respect to the terms for which they severally hold office, into three classes, with the term of office of the first class to expire the next succeeding annual meeting of stockholders, the term of office of the second class to expire at the second succeeding annual meeting of stockholders, and the term of office of the third class to expire at the third succeeding annual meeting of stockholders. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The number of directors in each class shall be determined by the Board of Directors.
D.Subject to the rights of the holders of any class of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the required vote of the stockholders or the directors then in office. A director so chosen by the stockholders shall hold office for the balance of the term then remaining. A director so chosen by the remaining directors shall hold office until the next annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director.
E.Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of such directors so elected in addition to the number of directors fixed as provided in paragraph A of this Article VI or in the Bylaws.
F.Subject to the rights of the holders of any class separately entitled to elect one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of at least a majority of the combined voting power of all classes of shares of capital stock entitled to vote in the election for directors voting together as a single class.
Article VIIPREEMPTIVE RIGHTS
No holder of any Capital Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have a preemptive right to subscribe for or purchase any Capital Stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any Capital Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of Capital Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of Capital Stock or other securities at the time outstanding.

Article VIIIINDEMNIFICATION
The Corporation shall indemnify (A) its present and former directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by Maryland law in effect from time to time, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation’s Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.
Article IXPERSONAL LIABILITY
To the fullest extent permitted by Maryland law in effect from time to time, no present or former director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.
Article XFIVE PERCENT OWNERSHIP
A.In order to preserve the Tax Benefits to which the Corporation or any direct or indirect subsidiary thereof is entitled pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”) and the Treasury Regulations promulgated thereunder, the Corporation Securities shall be subject to the following restrictions:
(1)Certain Definitions. For purposes of this Article X, the following terms shall have the meanings indicated (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(a)
“4.99% Transaction” means any Transfer or purported Transfer of Corporation Securities described in Section A(2) of this Article X, which Transfer is prohibited and/or void under the provisions of such Section A(2) of this Article X.

(b)	“Agent” means any agent designated by the Board of Directors of the Corporation pursuant to Section B(2) of this Article X.

(c)
“Corporation Securities” means (I) shares of Common Stock, (II) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code), (III) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Corporation, and (IV) any other interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(d)	“Excess Securities” has the meaning set forth in Section B(1) of this Article X.

(e)	“4.99-Percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).

(f)	“Percentage Stock Ownership” means the percentage stock ownership interest as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k).

(g)
“Permitted Transfer” means a Transfer of Corporation Securities (A) after the Restriction Release Date, (B) pursuant to any (1) merger, consolidation or similar transaction approved in advance by the Board of Directors or (2) tender or exchange offer made pursuant to the applicable rules and regulations of the Exchange Act, for any or all outstanding Common Stock in which a majority of each class of the outstanding Common Stock has been validly tendered and not withdrawn and in which offer the offeror or an affiliate thereof has committed to consummate a merger with the Corporation in which all of the Common Stock not so acquired in such offer is (subject to any applicable dissenters’ rights) converted into the same type and amount of consideration paid for Common Stock accepted in such tender or exchange offer, (C) pursuant to the exercise of any option or warrant outstanding on the effective date of these Articles of Amendment and Restatement to purchase Corporation Securities from the Corporation, or (D) any issuance of Corporation Securities by the Corporation or any of its subsidiaries.

(h)
“Person” shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation § 1.382-3(a)(1), or otherwise and shall include any successor (by merger or otherwise) of any such entity.

(i)	“Prohibited Distribution” has the meaning set forth in Section B(2) of this Article X.

(j)	“Purported Transferee” has the meaning set forth in Section B(1) of this Article X.

(k)	“Prohibited Transfer” means any 4.99% Transaction (other than a Permitted Transfer).

(l)	“Remedial Holder” has the meaning set forth in Section B(4) of this Article X.

(m)
“Restriction Release Date” means the earlier of (x) date that is 36 months and one day from the effective date of these Articles of Amendment and Restatement, or (y) such other date as the Board of Directors may determine in good faith that this Article X is no longer in the best interests of the Corporation and its stockholders.

(n)	“Section 382” means Section 382 of the Code, or any comparable successor provision.

(o)
“Tax Benefit” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.

(p)
“Transfer” means any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, whether voluntary or involuntary, and whether by operation of law or otherwise, by any Person other than the Corporation. A Transfer also shall include the creation or grant of an option, warrant or right (including an option within the meaning of Treasury Regulation Section 1.382-4(d)(9)) by any Person other than the Corporation, but only if such option, warrant or right would be deemed exercised pursuant to Treasury Regulation Section 1.382-4(d)(2)(i).

(q)
“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

(2)Transfer Restrictions. Any attempted Transfer of Corporation Securities prior to the Restriction Release Date, or any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Restriction Release Date, that is not a Permitted Transfer shall be prohibited and void ab initio insofar as it purports to transfer ownership or rights in respect of such Corporation Securities to the Purported Transferee to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons shall become a 4.99-Percent Stockholder other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i), or (2) the Percentage Stock Ownership interest in the Corporation of any 4.99-Percent Stockholder shall be increased.
(3)The restrictions set forth in Section A(2) of this Article X shall not apply to an attempted Transfer that is a 4.99% Transaction if the transferor or the transferee obtains the prior or retroactive written approval of the Board of Directors or a duly authorized committee thereof. In considering whether to approve any such Transfer, the Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any transferee to Transfer Corporation Securities acquired through a Transfer. The Board of Directors may exercise the authority granted by this Section A(3) of this Article X through duly authorized officers or agents of the Corporation to the fullest extent permitted by law.
(4)Each certificate representing shares of Corporation Securities issued prior to the Restriction Release Date shall contain the legend set forth below, evidencing the restrictions set forth in this Article X:
“The transfer of securities represented by this certificate is (and other securities of the Corporation may be) subject to restriction pursuant to Article X of the Corporation’s Articles of Amendment and Restatement. The Corporation will furnish a copy of its Articles of Amendment and Restatement setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to the holder of record of this Certificate without charge upon written request addressed to the Corporation at its principal place of business.”
B.Treatment of Excess Securities.
(1)No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities or to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the Transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section B(2) of this Article X or until an approval is obtained under Section A(3). Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any transfer of Excess Securities not in accordance with the provisions of this Section B of this Article X shall also be a Prohibited Transfer.
(2)If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (“Prohibited Distributions”), to the Agent designated by the Board of Directors. The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific timeframe if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section B(3) of this Article X if the Agent rather than the Purported Transferee had resold the Excess Securities. Disposition of Excess Securities by the Agent pursuant to this Section B(2) of this Article X shall be deemed to occur simultaneously with the Prohibited Transfer to which the Excess Securities relate.
(3)The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (x) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (y) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value of the Excess Securities (i) calculated on the basis of the closing market price for the Corporation Securities on such national securities exchange on which the Corporation Securities are then listed or admitted to trading, on the day before the Prohibited Transfer, (ii) if the Corporation Securities are not listed or admitted to trading on any national securities exchange but are traded in the over-the-counter market, calculated based upon the difference between the highest bid and lowest asked prices, as such prices are reported by NASDAQ or any successor system on the day before the Prohibited Transfer or, if none, on the last preceding day for which such quotations exist, or (iii) if the Corporation Securities are neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then as determined in good faith by the Board of Directors, at the time of the Prohibited Transfer to the Purported Transferee), which amount (or fair market value) shall be determined by the Board of Directors in its discretion; and (z) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (or any comparable successor provision) (“Section 501(c)(3)”) selected by the Board of Directors; provided, however, that if the Excess Securities (including any Excess Securities arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales), represent a 4.99% or greater Percentage Stock Ownership in any class of Corporation Securities, then any such remaining amounts to the extent attributable to the disposition of the portion of such Excess Securities exceeding a 4.99% Percentage Stock Ownership interest in such class shall be paid to two or more organizations qualifying under Section 501(c)(3) selected by the Board of Directors. The Purported Transferee shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (y) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section B of this Article X inure to the benefit of the Corporation.
(4)In the event of any Transfer which does not involve a transfer of Corporation Securities within the meaning of Maryland law but which would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article X, the application of Sections B(2) and B(3) of this Article X shall be modified as described in this Section B(4) of this Article X. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article X. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections B(2) and B(3) of this Article X, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section B(4) of this Article X is to extend the restrictions in Sections B(1) and B(2) of this Article X to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section B(4) of this Article X, along with the other provisions of this Article X, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
(5)If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within 30 days from the date on which the Corporation makes a written demand pursuant to Section B(2) of this Article X, then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.
(6)The Corporation shall make the written demand described in Section B(2) of this Article X within 30 days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities; provided, however, that if the Corporation makes such demand at a later date, the provisions of Sections A and B of this Article X shall apply nonetheless.
(7)Anything herein to the contrary notwithstanding, the Agent shall not act or be treated as acting as an agent for or on behalf of the Purported Transferee or for or on behalf of the Corporation and shall have no right to bind any of them, in contract or otherwise, but shall act only to carry out the ministerial functions assigned to it in this Section B of this Article X.
(8)The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the Purported Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article X, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Corporation Securities and other evidence that a Transfer will not be prohibited by this Article X as a condition to registering any Transfer.
C.Board Authority. The Board of Directors shall have the power to determine all matters necessary for assessing compliance with Sections A and B of this Article X, including, without limitation, (i) the identification of any 4.99-Percent Stockholder, (ii) whether a Transfer is a 4.99% Transaction, a Prohibited Transfer or a Permitted Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-Percent Stockholder, (iv) whether an instrument constitutes Corporation Securities, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section B(3) of this Article X, and (vi) any other matters which the Board of Directors determines to be relevant; and the good-faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of Sections A and B of this Article X. Nothing contained herein shall limit the authority of the Board of Directors to take such other action, in its discretion, to the extent permitted by law as it deems necessary or advisable to protect the Corporation, any direct or indirect subsidiary thereof and the interests of the holders of the Corporation’s securities in preserving the Tax Benefit. Without limiting the generality of the foregoing, in the event of a change in law or Treasury Regulations making one or more of the following actions necessary or desirable, the Board of Directors may (i) accelerate the Restriction Release Date, (ii) modify the specific application of the Transfer restrictions set forth in Section A(2) of this Article X, or (iii) modify the definitions of any terms set forth in this Article X; provided that the Board of Directors shall determine in writing that such acceleration, extension, change or modification is reasonably necessary or advisable to preserve the Tax Benefit under the Code and the regulations thereunder or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefit.
D.Miscellaneous.
(1)Any provision in this Article X which is judicially determined to be prohibited, invalid or otherwise unenforceable (whether on its face or as applied to a particular stockholder, transferee or Transfer) under the laws of the State of Maryland shall be ineffective to the extent of such prohibition, invalidity or unenforceability without prohibiting, invalidating or rendering unenforceable the remaining provisions of this Article X and of these Articles of Amendment and Restatement, which shall be thereafter interpreted as if the prohibited, invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the Corporation’s use of the Tax Benefits without any Section 382 limitation.
(2)To the fullest extent permitted by law, any stockholder subject to the provisions of this Article X who knowingly violates this Article X and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to use its Tax Benefit, and attorneys’ and auditors’ fees incurred in connection with such violation.
(3)For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.
(4)Nothing in this Article X shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article X. This Article X shall be for the sole and exclusive benefit of the Corporation and the Agent.
(5)With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article X, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.
Article XIDIRECTOR DISCRETION
With respect to any proposed merger, acquisition, business combination or other similar transaction or proposal, a director of the Corporation, in determining what is in the best interests of the Corporation, shall consider the interest of the stockholders of the Corporation and, in his or her discretion, may consider (i) the interests of the Corporation’s employees, suppliers, creditors and customers, (ii) the economy of the nation, (iii) community and societal interests and (iv) the long-term as well as short-term interests of the Corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the Corporation. Pursuant to this provision, the Board of Directors may consider numerous judgmental or subjective factors affecting a proposal, including certain nonfinancial matters, and on the basis of these considerations may oppose a business combination or other transaction which, as an exclusively financial matter, might be attractive to some, or a majority, of the Corporation’s stockholders.
Article XIIMAJORITY VOTE
Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter, except as otherwise provided in the Charter.
Article XIIISHARE ISSUANCE
The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its Capital Stock of any class, whether now or hereafter authorized, or securities exercisable or exchangeable for or convertible into shares of its Capital Stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

Article XIVCHARTER AMENDMENTS
The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding stock by classification, reclassification or otherwise, by a majority of the directors’ adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote on the proposed change, or directing the proposed change to be considered at the next annual stockholders meeting. Unless otherwise provided herein, the proposed change will be effective only if it is adopted upon the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class); provided, however, that any amendment to, repeal of or adoption of any provision inconsistent with Article VI or this Article XIV will be effective only if it is also advised by at least two-thirds of the Board of Directors and adopted upon the affirmative vote of the holders of not less than two-thirds of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class).
Article XVDIRECTORS’ POWERS
The enumeration and definition of particular powers of the Board of Directors included in the foregoing Articles shall in no way be limited or restricted by reference to or inference from the terms of any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.
The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in Capital Stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.
For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the Bylaws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the MGCL and the Bylaws.
Article XVIDURATION
The duration of the Corporation shall be perpetual.
Article XVIIDEFINITIONS
The following terms shall have the meanings provided below when used in the Charter:

Board of Directors. The term “Board of Directors” shall mean the board of directors of the Corporation, as it may be constituted from time to time.
Bylaws. The term “Bylaws” shall mean the Corporation’s bylaws adopted by the Board of Directors, as they may be amended from time to time.
Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.
Charter. The term “Charter” shall mean the charter of the Corporation, as that term is defined in the MGCL.
Corporation. The term “Corporation” shall mean the corporation formed by these Articles of Incorporation, as they may be amended from time to time.
MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.
THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the charter.
SEVENTH: The undersigned Chairman of the Board and Chief Executive Officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chairman of the Board and Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be executed in its name and on its behalf by its Chairman of the Board and Chief Executive Officer and attested to by its Chief Financial Officer on this ____ day of _______________, 2015.

ATTEST:		NOVATION COMPANIES, INC.
By:		By:
Name:	Rodney Schwatken	Name:	W. Lance Anderson
Title:	Chief Financial Officer	Title:	Chairman of the Board and Chief Executive Officer

NOVATION COMPANIES, INC.
EXHIBIT A
Series F Junior Participating Preferred Stock
Section 1.    Designation and Amount. The shares of this series shall be designated as “Series F Junior Participating Preferred Stock” (the “Series F Preferred Stock”) and the number of shares constituting the Series F Preferred Stock shall be 50,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series F Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series F Preferred Stock.
Section 2.    Dividends and Distributions.
(A)    Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series F Preferred Stock with respect to dividends, the holders of shares of Series F Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series F Preferred Stock, in an amount per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, declared on the Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series F Preferred Stock, other than, in each case, a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise). In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)    The Corporation shall declare a dividend or distribution on the Series F Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(C)    Dividends, to the extent payable as provided in paragraphs (A) and (B) of this Section, shall begin to accrue and be cumulative on outstanding shares of Series F Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series F Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series F Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series F Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
Section 3.    Voting Rights. The holders of shares of Series F Preferred Stock shall have the following voting rights:
(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series F Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)    Except as otherwise provided herein, in any other Articles Supplementary creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series F Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C)    Except as set forth herein, or as otherwise provided by law, holders of Series F Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.    Certain Restrictions.
(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series F Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series F Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred Stock;
(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred Stock, except dividends paid ratably on the Series F Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series

F Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series F Preferred Stock; or
(iv)    redeem or purchase or otherwise acquire for consideration any shares of Series F Preferred Stock, or any shares of stock ranking on a parity with the Series F Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.    Reacquired Shares. Any shares of Series F Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Amendment and Restatement, or in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 6.    Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred Stock unless, prior thereto, the holders of shares of Series F Preferred Stock shall have received $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series F Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred Stock, except distributions made ratably on the Series F Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 7.    Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series F Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series F Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.    No Redemption. The shares of Series F Preferred Stock shall not be redeemable.
Section 9.    Rank. The Series F Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.
Section 10.    Amendment. The Articles of Amendment and Restatement of the
Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series F Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series F Preferred Stock, voting together as a single class.
Section 11.    Fractional Shares. The Series F Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series F Preferred Stock.

APPENDIX C – NOL RIGHTS PLAN

Agreement, dated as of September 15, 2011 and as amended June 20, 2014 between Novation Companies, Inc. (formerly known as NovaStar Financial, Inc.),, a Maryland corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”).
The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on September 27, 2011 (the “Record Date”), each Right representing the right to purchase one ten-thousandth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date and the Final Expiration Date (as such terms are hereinafter defined).
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)“Acquiring Person” shall mean any Person (other than any Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan or any Person who or which inadvertently may become the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding so long as such Person promptly enters into and the Company accepts, and such Person delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient securities of the Company so that such Person ceases to be the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding; provided, however, that, (i) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person after the date of this Agreement and (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempted Transaction, provided, however, that the foregoing exclusion in this clause (ii) shall cease to apply with respect to any Person at such time as such Person (or any Affiliates or Associates of such Person) acquires any additional Common Shares.
(b)“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person pursuant to the provisions of Section 382.

(c)“Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.
(d)A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:
(i)which such Person directly owns, provided that a Person shall not “beneficially own” or be deemed the “Beneficial Owner” securities pursuant to this clause (i) to the extent that such Person does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities; or
(ii)which such Person would be deemed to own constructively pursuant to Section 382 and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an “option” pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Common Shares or Rights, as applicable, owned by any Affiliate of such Person); or
(iii)which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1)  arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report)) or disposing of any securities of the Company; or
(iv)which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382.
Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder.
(e)“Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.
(f)“Close of Business” on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.
(g)“Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(h)“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(i)“Early Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(j)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(k)“Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.
(l)“Exempt Person” shall mean (i) Mass Mutual and its Affiliates and Associates unless and until Mass Mutual (or any Affiliates of Mass Mutual) acquires any Common Shares other than pursuant to any transfers of Common Shares or other Company equity interests between Mass Mutual and its Affiliates, (ii) Jefferies and its Affiliates and Associates unless and until Jefferies (or any Affiliates of Jefferies) acquires any Common Shares other than pursuant to any transfers of Common Shares or other Company equity interests between Jefferies and its Affiliates and (iii) any other Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Common Shares, as determined by the Company’s Board of Directors in its sole discretion prior to the Distribution Date, (1) will not jeopardize or endanger the availability to the Company of any income tax benefit or (2) is otherwise in the best interests of the Company; provided, however, that such a Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) regardless of the reason therefor.
(m)“Exempted Transaction” means any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.
(n)“Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(o)“Jefferies” means Jefferies Capital Partners IV LP, a Delaware limited partnership.
(p)“Mass Mutual” means Massachusetts Mutual Life Insurance Company, a Massachusetts corporation.
(q)“NASDAQ” shall mean the National Association of Securities Dealers, Inc. Automated Quotation System.
(r)“NOLs” shall have the meaning set forth in Section 7(a) hereof.
(s)“Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).
(t)“Preferred Shares” shall mean shares of Series F Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Articles Supplementary attached to this Agreement as Exhibit A.
(u)“Purchase Price” shall have the meaning set forth in Section 4 hereof.
(v)“Record Date” shall have the meaning set forth in the second paragraph hereof.
(w)“Redemption Date” shall have the meaning set forth in Section 7(a) hereof.
(x)“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(y)“Right” shall have the meaning set forth in the second paragraph hereof.
(z)“Right Certificate” shall have the meaning set forth in Section 3(a) hereof.
(aa)“Section 382” shall mean Section 382 of the Internal Revenue Code of 1986, as amended, and any successor provision or replacement provision.
(ab)“Shares Acquisition Date” shall mean the first date of public announcement by the Company, or first date of public announcement by an Acquiring Person that provides actual notice to the Company, prior to the earliest of the Redemption Date, the Early Expiration Date and the Final Expiration Date, that an Acquiring Person has become such.
(ac)“Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
(ad)“Trading Day” shall have the meaning set forth in Section 11(d) hereof.
(ae)“Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Internal Revenue Code of 1986, as amended, including any amendments thereto.
Section 2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agent as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.
Section 3.Issue of Right Certificates.
(a)Until the fifteenth business day after the Shares Acquisition Date (including any such Shares Acquisition Date which is after the date of this Agreement and prior to the issuance of the Rights) (the “Distribution Date”), (i) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) or, for Common Shares held in book-entry accounts, through the direct registration service of the Company’s transfer agent by such book-entry accounts (together with a direct registration transaction advice or such other notification as the Board of Directors of the Company in its discretion may determine with respect to such shares), and not by separate Rights Certificates, and (ii) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will (x) send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held (other than with respect to Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) or (y) credit the book-entry account of such holder with such Rights (other than with respect to Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) and send a direct registration transaction advice or such other notification as the Board of Directors of the Company in its discretion may determine with respect to such Rights to such holder. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates or book-entry credits. In the event the Company elects to distribute any Rights by crediting book-entry accounts, the provisions of this Rights Agreement that reference Right Certificates shall be interpreted to reflect that the Rights are credits to the book-entry accounts, that separate Right Certificates are not issued with respect to some or all of the Rights, and that any legend required on a Right Certificate may be placed on the direct registration transaction advice or such other notification as the Board of Directors in its discretion may determine with respect to such Rights. The absence of specific language regarding book-entry accounts and credits in any provision of this Rights Agreement shall not be interpreted to mean that the foregoing sentence is not applicable as appropriate to such provision.
(b)With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates of common shares registered in the names of the holders thereof and the registered holders of the Common Shares shall also be registered holders of the associated Rights. With respect to Common Shares held in book-entry accounts outstanding as of the Record Date, until the Distribution Date (or the earlier of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the Rights will be held in book-entry accounts and represented by the related transaction advice or such other notification as the Board of Directors in its discretion may determine and the registered holders of the Common Shares shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the surrender for transfer of any of the certificates for the Common Shares or book-entry accounts holding Common Shares outstanding in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or held in such book-entry accounts.
(c)Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between NovaStar Financial, Inc. (the “Company”) and Computershare Trust Company, N.A., dated as of September 15, 2011, as it may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.
Each book-entry account for such Common Shares that shall so become outstanding or shall be transferred or exchanged after the Record Date but prior to the earlier of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date shall also be deemed to include the associated Rights, and the direct registration transaction advice or such other notification as the Board of Directors in its discretion may determine with respect to such shall bear a legend in substantially the following form:
Each security covered by this advice/ownership statement also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between NovaStar Financial, Inc. (the “Company”) and Computershare Trust Company, N.A. (or any successor thereto), as Rights Agent, as it may from time to time be supplemented or amended (the “Rights Agreement”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may expire or may be redeemed, exchanged or be evidenced by separate certificates and no longer be evidenced by this direct registration transaction advice/ownership statement. The Company will mail to the holder hereof a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or their Affiliates or Associates (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.
With respect to such certificates or direct registration transaction advices containing the foregoing legend, until the Distribution Date (or the earlier of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the Rights associated with the Common Shares represented by such certificates or held in such book-entry accounts shall be evidenced by such certificates or held in such book-entry accounts (together with the direct registration transaction advice or such other notification as the Board of Directors in its discretion may determine with respect to such shares) alone, and the surrender for transfer of any of such certificates, whether by transfer of physical certificates or book-entry transfer, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificates or direct registration transaction advices.
Notwithstanding this Section or otherwise, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
In the event the Company purchases or acquires any Common Shares of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding.

Section 4.Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, each one Right evidenced by the Right Certificates shall entitle the holders thereof to purchase such number of one ten-thousandths of a Preferred Share as shall be set forth therein at the price per one ten-thousandth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one ten-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.
Section 5.Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or its Treasurer, either manually or by facsimile signature, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually or by facsimile countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.
Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6.Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earliest of the Redemption Date, the Early Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one ten-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one ten-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) June 28, 2016 (i.e., the day following the third anniversary of the closing of the recapitalization of the Company’s Series C Preferred Stock and Series D Preferred Stock) (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the time at which the Board determines that the Net Operating Losses (the “NOLs”) are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes or (v) a determination by the Board, prior to the Distribution Date, that this Agreement and the Rights are no longer in the best interests of the Company and its stockholders (the earliest of the dates set forth in clauses (iv) and (v) the “Early Expiration Date”).
(b)The Purchase Price for each one ten-thousandth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $2.33, and shall be subject to adjustment from time to time as provided in Section 11 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
(c)Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.
(d)In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.
Section 8.Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.
Section 9.Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.
Section 10.Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)    (i)    In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.
(ii)    Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person after the date of this Agreement (including prior to the Record Date), each holder of a Right (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person) shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one ten-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.
From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.
(iii)    In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
(b)    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)    In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(d)    (i)    For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. Eastern time by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(ii)    For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares (or one ten-thousandths of a share) shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by ten thousand. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.
(e)    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the date of the expiration of the right to exercise any Rights.
(f)    If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9 and 10 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.
(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)    Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one ten-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)    Irrespective of any adjustment or change in the Purchase Price or in the number of one ten-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one ten-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.
(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.
(l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(m)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such stockholders.

(n)    In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one ten-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one ten-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
Section 12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares and the Securities and Exchange Commission a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.
Section 13.Reserved.
Section 14.Fractional Rights and Fractional Shares.
(a)The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one ten-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one ten-thousandth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
(c)The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).
Section 15.Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.
Section 16.Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b)after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and
(c)the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated

Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
Section 17.Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.
The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.
Section 19.Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been counter-signed, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20.Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f)The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.
(h)The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.
Section 21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company, in the event the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and Rights Agent terminates, the Rights Agent shall be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.
Section 23.Redemption.
(a)The Board of Directors of the Company may, at its option, at any time prior to the Distribution Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.
(b)Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.
Section 24.Exchange.
(a)The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).

(b)Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
(c)In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
(d)The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.
Section 25.Notice of Certain Events.
(a)In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.
(b)In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.
Section 26.Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
NovaStar Financial, Inc.
2114 Central Street, Suite 600
Kansas City, MO 64108
Attention: Company Secretary
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27.Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, to shorten or lengthen any time period hereunder, or to amend or make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, from and after the Distribution Date, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person).
Section 28.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
Section 30.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
Section 31.Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state, except that the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York.
Section 32.Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 33.Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 34.Determinations and Actions by the Board. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board of Directors deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382. The Board of Directors of the Company will have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power to (i) interpret the provisions of this Agreement (including without limitation Section 27, this Section 34 and other provisions hereof relating to its powers or authority hereunder) and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become void). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the Company in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to any Person, including without limitation the Rights Agent and the holders of the Rights.
Section 35.Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

NOVATION COMPANIES, INC.
By:	/s/ Rodney E. Schwatken
Name:	Rodney E. Schwatken
Title:	Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ Dennis V. Moccia
Name:	Dennis V. Moccia
Title:	Manager, Contract Administration

[Signature Page to Rights Agreement]

Exhibit A
FORM
of
ARTICLES SUPPLEMENTARY
of
SERIES F JUNIOR PARTICIPATING PREFERRED STOCK
of
NOVASTAR FINANCIAL, INC.
(Pursuant to Section 2-201(c) of the
Maryland General Corporation Law)
NovaStar Financial, Inc., a corporation organized and existing under the General Corporation Law of the State of Maryland (hereinafter called the “Corporation”), hereby certifies to the Department of Assessments and Taxation of the State of Maryland that the following resolution was adopted by a majority of the entire Board of Directors of the Corporation at a meeting duly called and held on September 15, 2011:
FIRST: Under the authority set forth in Article V of the Articles of Amendment and Restatement of the Corporation, the Board of Directors of the Corporation by resolution duly adopted, designated and classified 50,000 shares of the authorized but unissued shares of Preferred Stock, par value $0.01 per share, of the Corporation as the “Series F Preferred Stock.”
SECOND: The preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of Series F Preferred Stock are as follows:
Section 1.    Designation and Amount. The shares of such series shall be designated as “Series F Junior Participating Preferred Stock” (the “Series F Preferred Stock”) and the number of shares constituting the Series F Preferred Stock shall be 50,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series F Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series F Preferred Stock.
Section 2.    Dividends and Distributions.
(A)    Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series F Preferred Stock with respect to dividends, the holders of shares of Series F Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series F Preferred Stock, in an amount per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, declared on the Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series F Preferred Stock, other than, in each case, a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise). In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)    The Corporation shall declare a dividend or distribution on the Series F Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(C)    Dividends, to the extent payable as provided in paragraphs (A) and (B) of this Section, shall begin to accrue and be cumulative on outstanding shares of Series F Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series F Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series F Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series F Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
Section 3.    Voting Rights. The holders of shares of Series F Preferred Stock shall have the following voting rights:
(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series F Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)    Except as otherwise provided herein, in any other Articles Supplementary creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series F Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)    Except as set forth herein, or as otherwise provided by law, holders of Series F Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.    Certain Restrictions.
(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series F Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series F Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred Stock;
(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred Stock, except dividends paid ratably on the Series F Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series F Preferred Stock; or
(iv)    redeem or purchase or otherwise acquire for consideration any shares of Series F Preferred Stock, or any shares of stock ranking on a parity with the Series F Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.    Reacquired Shares. Any shares of Series F Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Amendment and Restatement, or in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 6.    Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F

Preferred Stock unless, prior thereto, the holders of shares of Series F Preferred Stock shall have received $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series F Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred Stock, except distributions made ratably on the Series F Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 7.    Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series F Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series F Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.    No Redemption. The shares of Series F Preferred Stock shall not be redeemable.
Section 9.    Rank. The Series F Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.
Section 10.    Amendment. The Articles of Amendment and Restatement of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series F Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series F Preferred Stock, voting together as a single class.
Section 11.    Fractional Shares. The Series F Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series F Preferred Stock.
THIRD: These Articles Supplementary shall be effective at the time the Maryland State Department of Assessments and Taxation accepts these Articles Supplementary for record.

IN WITNESS WHEREOF, the Corporation. has caused this Articles Supplementary of Series F Junior Participating Preferred Stock to be signed in its name and on its behalf by its Chairman of the Board and Chief Executive Officer and witnessed by its Chief Financial Officer and Secretary on September 15, 2011.

WITNESS:		NOVATION COMPANIES, INC.
By:		By:
Name:	Rodney Schwatken	Name:	W. Lance Anderson
Title:	Chief Financial Officer and Treasurer	Title:	Chairman of the Board and Chief Executive Officer

THE UNDERSIGNED, Chairman of the Board and Chief Executive Officer of the Corporation who executed on behalf of the Corporation the Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

By:
Name:	W. Lance Anderson
Title:	Chairman of the Board and Chief Executive Officer

Exhibit B
Form of Right Certificate
Certificate No. R- Rights
NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE AGREEMENT) OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS OR AS OTHERWISE SPECIFIED IN THE AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.0001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT.
Right Certificate
NOVASTAR FINANCIAL, INC.
This certifies that [_____________], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of September 15, 2011 (the “Agreement”), between NovaStar Financial, Inc., a Maryland corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to the Final Expiration Date (as such term is defined in the Agreement) or earlier as specified in the Agreement, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one ten-thousandth of a fully paid non-assessable share of Series F Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $2.33 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of September 15, 2011, based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one ten-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.
This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company. Dated as of [_____________], [______].

ATTEST:	NOVATION COMPANIES, INC.
By:	By:
Name:	Name:
Title:	Title:
Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated:

Signature
Signature Medallion Guaranteed:

All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)
To: NOVASTAR FINANCIAL, INC.
The undersigned hereby irrevocably elects to exercise ____________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:
Please insert social security
or other identifying number
(Print name and address)
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Print name and address)
Dated:

Signature

Signature Medallion Guaranteed:
All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES
Introduction
Our Company, NovaStar Financial, Inc., a Maryland corporation, has entered into a Rights Agreement with Computershare Trust Company, N.A., as Rights Agent, dated as of September 15, 2011 (the “Rights Agreement”). Our Board of Directors (the “Board”) approved the Rights Agreement in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our built in losses and any resulting net loss carryforwards to reduce potential future federal income tax obligations.
For those interested in the specific terms of the Rights Agreement, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K, dated September 15, 2011. A copy of the agreement is available free of charge from our Company.
General. Under the Rights Agreement, from and after the record date of September 27, 2011, each share of our common stock will carry with it one preferred share purchase right (a “Right”), until the Distribution Date (as defined below) or earlier expiration of the Rights, as described below. In general terms, the Rights will impose a significant penalty upon any person that, together with all Affiliates and Associates (each as defined in the Rights Agreement), acquires 4.9% or more of our outstanding common stock after September 15, 2011. Stockholders who own 4.9% or more of the outstanding common stock as of the close of business on September 15, 2011, will not trigger the Rights so long as they do not fall under 4.9% ownership of common stock and then re-acquire shares that in the aggregate equal 4.9% or more of the common stock. A person will not trigger the Rights solely as a result of any transaction that the Board determines, in its sole discretion, is an exempt transaction for purposes of triggering the Rights. Massachusetts Mutual Life Insurance Company (“Mass Mutual”) and its Affiliates and Associates will be exempt for the purposes of the Rights Agreement, unless and until Mass Mutual (or any Affiliates of Mass Mutual) acquires any common stock other than pursuant to any transfers of common stock or other Company equity interests between Mass Mutual and its Affiliates. Likewise, Jefferies Capital Partners IV LP (“Jefferies”) and its Affiliates and Associates will be exempt for the purposes of the Rights Agreement, unless and until Jefferies (or any Affiliates of Jefferies) acquires any common stock other than pursuant to any transfers of common stock or other Company equity interests between Jefferies and its Affiliates.
The Board may, in its sole discretion prior to the Distribution Date, exempt any person or group for purposes of the Rights Agreement if it determines the acquisition by such person or group will not jeopardize tax benefits or is otherwise in the Company’s best interests. Any person that acquires shares of Common Stock in violation of these limitations is known as an “Acquiring Person.”
The Rights. From the record date of September 27, 2011, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, the common stock. New Rights will also accompany any new shares of common stock that we issue after September 27, 2011, until the Distribution Date or earlier expiration of the Rights.

Exercise Price. Each Right will allow its holder to purchase from our Company one ten-thousandth of a share of Series F Junior Participating Preferred Stock (“Preferred Share”) for $2.33, subject to adjustment (the “Exercise Price”), once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.
Exercisability. The Rights will not be exercisable until 15 business days after the public announcement by the Company, or by an Acquiring Person that provides actual notice to the Company, unless the Rights Agreement is theretofore terminated or the Rights are theretofore redeemed (as described below).
We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date or earlier expiration of the Rights, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person, or any Affiliates or Associates of the Acquiring Person, are void and may not be exercised.
Consequences of a Person or Group Becoming an Acquiring Person. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person, or any Affiliates or Associates of the Acquiring Person, may, upon payment of the Exercise Price, purchase shares of our common stock with a market value of twice the Exercise Price, based on the ‘current per share market price’ of the common stock (as defined in the Rights Agreement) on the date of the acquisition that resulted in such person or group becoming an Acquiring Person.
Exchange. After a person or group becomes an Acquiring Person, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person or any Affiliates or Associates of the Acquiring Person.
Preferred Share Provisions. Each one ten-thousandth of a Preferred Share, if issued:

•	will not be redeemable.

•	will entitle holders to dividends equal to the dividends, if any, paid on one share of common stock.

•	will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

•
will vote together with the common stock as one class on all matters submitted to a vote of stockholders of the Company and will have the same voting power as one share of common stock, except as otherwise provided by law.

•	will entitle holders to a per share payment equal to the payment made on one share of common stock, if shares of our common stock are exchanged via merger, consolidation, or a similar transaction.
The value of one ten-thousandth interest in a Preferred Share is expected to approximate the value of one share of common stock.

Expiration. The Rights will expire on the earliest of (i) June 28, 2014 (i.e., the day following the third anniversary of the closing of the recapitalization of the Company’s Series C Preferred Stock and Series D Preferred Stock), (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the time at which the Board determines that the Net Operating Losses of the Company (the “NOLs”) are utilized in all material respects or that an ownership change under Section 382 of the Internal Revenue Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes or (v) a determination by the Board, prior to the Distribution Date, that the Rights Agreement and the Rights are no longer in the best interests of the Company and its stockholders.
Redemption. Our Board may redeem the Rights for $0.0001 per Right at any time before the Distribution Date. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.0001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.
Anti-Dilution Provisions. Our Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Preferred Shares or common stock.
Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After the Distribution Date, our Board may not amend the agreement in a way that adversely affects holders of the Rights (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person).

NOVATION COMPANIES, INC. 2114 CENTRAL STREET, SUITE 600 KANSAS CITY, MO 64108
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NOVATION COMPANIES, INC.
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors
	Nominees:	For	Against	Abstain
	1a. Art N. Burtscher	O	O	O
	1b. Robert G. Pearse	O	O	O
	1c. Jeffrey E. Eberwein	O	O	O
					For	Against	Abstain
2.	Proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015				O	O	O
3.	Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.				O	O	O
4.	Proposal to approve and adopt the Company’s 2015 Incentive Stock Plan.				O	O	O
5.	Proposal to approve and adopt the amendment to the Company’s Articles of Amendment and Restatement designed to protect the tax benefits of the Company’s net operating loss carryforwards.				O	O	O
6.	Proposal to ratify the Company’s NOL Rights Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards and approve an extension of its term.				O	O	O
NOTE: The proxy may transact such other business as may properly come before the annual meeting and any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN THE BOX]			Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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NOVATION COMPANIES, INC. Annual Meeting of Shareholders July 21, 2015 This proxy is solicited by the Board of Directors
Rodney E. Schwatken and Brett A. Monger, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Novation Companies, Inc. at the Hilton President Kansas City, 1329 Baltimore Ave, Kansas City, MO 64105 on July 21, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will vote FOR all nominees and FOR Proposals 2, 3, 4, 5 and 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Continued and to be signed on reverse side